UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06625
The Payden & Rygel Investment Group
(Exact name of registrant as specified in charter)
333 South Grand Avenue, Los Angeles, CA 90071
(Address of principal executive offices) (Zip code)
Edward S. Garlock, Esq.
Payden & Rygel
333 South Grand Avenue, Los Angeles, CA 90071
(Name and address of agent for service)
Registrant’s telephone number, including area code: 213-625-1900
Date of fiscal year end: October 31, 2007
Date of reporting period: October 31, 2007

ITEM 1. REPORTS TO SHAREHOLDERS

•	President’s Letter

1	Management Discussion & Analysis

5	Portfolio Highlights & Investments

39	Statements of Assets & Liabilities

41	Statements of Operations

43	Statements of Changes in Net Assets

47	Notes to Financial Statements

57	Financial Highlights

65	Report of Independent Registered Public Accounting Firm

66	Fund Expenses

68	Approval of Investment Advisory Agreement

70	Trustees & Officers

Annual Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Fellow Shareholders,

This annual report covers the fiscal year ended October 31, 2007. It is interesting to note that during the year and, in particular, the four months from July October, financial markets across the globe experienced unexpected volatility coupled with major credit problems principally in the mortgage area.
Subprime mortgages were the cause of major questions regarding the solvency of some mortgage products. This situation was exacerbated by the injection of a great degree of leverage in many financial strategies, driven mainly by an unquenched thirst for higher income. Unfortunately, many investors have been negatively impacted by the ensuing fallout of these strategies and the illiquidity in the marketplace.
We are very pleased to let our shareholders know, as is shown in this report, that all of our mutual funds have experienced no serious problems emanating from the current credit crisis. Of course, there has been a certain contagion effect resulting in price volatility, but the funds have weathered the storm very well with no appreciable outflows. In fact, just the opposite has occurred in some of the strategies.
As shareholders in these funds, we wish to thank you for the confidence you continue to show in Payden & Rygel, and we want to reassure you of our continued commitment to remain vigilant in these challenging times.
Best wishes,

Joan Payden
President & CEO

Short Duration Strategies
The short duration bond market experienced dramatic volatility during the past fiscal year. The meltdown in the sub-prime mortgage market spread to all non-U.S. Treasury sectors of the fixed income markets. However, the short duration sector was the most negatively impacted. Markdowns in sub-prime mortgages led to markdowns and downgrades in collateralized debt obligations (“CDOs”), which hold sub-prime mortgages. Many of these formerly AAA-rated CDOs were downgraded to below investment grade ratings. Leveraged entities that invested in these securities, such as asset-backed commercial paper programs, were forced to liquidate high quality AAA-rated assets to meet investor redemptions. This unwinding of leveraged products propelled non-U.S. Treasury spreads wider, as investors flocked to the safety of U.S. Treasury securities, and this, in turn, drove yields lower. For example, two-year U.S. Treasury notes fell 0.75% for the fiscal year ended October 31, 2007.
As the market meltdown unfolded, the Federal Reserve Board stepped in and attempted to restore liquidity. It cut the overnight borrowing rate from 5.25% to 4.50% in September and October. It is widely anticipated that the Federal Reserve Board will continue to lower the overnight rate to restore market stability as well as to support an anticipated slowdown in U.S. economic growth. As the bond market stabilizes, we expect that our higher yielding non-U.S. Treasury overweight in the short duration portfolios will generate positive performance relative to benchmarks.
The Cash Reserves Money Market Fund (PBHXX) performed well in this difficult environment. For the fiscal year ended October 31, 2007, the Fund returned 5.16%, outperforming its benchmark, the Lipper Money Market Average, which returned 4.53%, for the same period. The Fund was invested entirely in U.S. government securities, which were one of the top performing sectors in the bond market. In addition, the Fund held no asset-backed commercial paper. Several asset-backed commercial paper programs have been downgraded to below investment grade status and their prices have fallen sharply.
The Limited Maturity Fund (PYLMX) generated a return of 2.76% for the twelve months ended October 31, 2007, compared to 5.13% for its benchmark, the Merrill Lynch 90-day Treasury Bill Index. This Fund was the most negatively impacted by the bond market crisis. Most of the under-performance occurred in the floating rate and asset-backed sectors where this Fund focuses its investments. During the year, the Fund increased investments in U.S. government securities to protect the Fund as the credit markets struggled.
The Short Bond Fund (PYSBX) returned 4.94% for the fiscal year ended October 31, 2007, compared to 5.78% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The Fund increased its sensitivity to interest rates during the period by raising the Fund’s holdings of U.S. government securities, which helped protect it during the bond market turmoil. However, this positioning was offset by the underperformance of the Fund’s non-U.S. Treasury holdings.
The U.S. Government Fund (PYUSX ) returned 5.29% for the twelve months ended October 31, 2007, compared to 6.03% for its benchmark, the Merrill Lynch 1-5 Year Treasury Index. The Fund’s holdings of U.S. government agencies and agency mortgages failed to keep pace with its holdings of their U.S. Treasury counterparts.
Intermediate Duration Strategies
For the fiscal year ended October 31, 2007, the GNMA Fund (PYGNX) returned 4.94%, compared to 5.70% for its benchmark, the Merrill Lynch GNMA Master Index, for the same period. Over the past six months, the mortgage market experienced dramatic volatility stemming from losses in the sub-prime mortgage area. The Fund has withstood the volatility relatively well due to its investments solely in U.S. Government-guaranteed mortgage pools. The underperformance of the Fund relative to its benchmark is due to an overweight in certain GNMA programs and securities that traditionally have offered higher yields, but over the most recent period have underperformed due to additional supply from sub-prime borrowers. The Fund is currently structured for lower interest rates, as weakness in the housing market should maintain pressure on the Federal Reserve Board to further decrease interest rates. The Fund is expected to benefit from slower prepayments on its higher coupon mortgage pools because borrowers with higher coupon mortgages will have a harder time refinancing as banks have tightened their underwriting criteria for new loans. This situation should allow the Fund to achieve a higher yield even in a falling rate environment.
For the twelve months ended October 31, 2007, the Core Bond Fund (PYCBX) returned 3.44%, compared to 5.38% for its benchmark, the Lehman Aggregate Index, for the same period. As 2006 ended, an anticipated general economic slowdown came to fruition with gross domestic product (GDP) slowing throughout the 2006 calendar year. During the fiscal year, the Fund favored high quality securities,
1      Paydenfunds

with larger allocations to government securities and a view towards declining interest rates. However, in December 2006 yields on the 10-year U.S. Treasury note surprised on the upside, increasing by about 25 basis points. Also, the economy has been relatively resilient during 2007, maintaining modest GDP growth. This has been the result of stronger export growth, buoyed by a weakening dollar. The most significant news of 2007 has been the unraveling of the sub-prime mortgage market, and its impact on most other sectors of the fixed income universe, together with the resulting liquidity freeze and clouded price transparency. For several months, the Fund had been exiting its positions, which contributed to the Fund’s lagging performance against its benchmark. However, this has allowed the Fund to return to stable returns against the benchmark over the past two months.
In addition to traditional investment-grade fixed income sectors, the Opportunity Bond Fund (PYOBX) also invests in below investment-grade sectors, such as high yield and emerging markets. Both sectors posted strong performance during the fiscal year ended October 31, 2007, contributing to the Fund’s performance. The Fund returned 3.97% for the fiscal year, compared to 5.38% for its benchmark, the Lehman Aggregate Index, for the same period. At the height of the sub-prime mortgage meltdown during July/August, 2007, the high yield and emerging market sectors were negatively impacted, but both have rebounded nicely. The Fund continues to hold allocations to high yield and emerging market debt because these sectors are particularly well insulated from issues related to the housing market meltdown. Further, investors may be expected to move to these sectors as a way to continue earning high yields without the worry of contagion effects from the sub-prime spillover. At the same time, there is a real question as to whether the housing slowdown may impact these sectors more indirectly by way of weaker employment and a general slowdown in the overall economy. Nevertheless, the present outlook is still favorable for the inclusion of high yield and emerging markets sectors in the Fund.
High Yield Bond Strategy
The high yield market recovered from the volatility of June and July 2007, with broad indices up in excess of 4.3% during the three-month period from August through October 2007. In fact, the September 2007 performance was the best monthly performance since September 2003. The strong three-month performance erased the losses suffered in June and July and put the market returns into solidly positive territory. The market recovery was driven by a number of factors: (i) the market was over-sold at the end of July and investors with a fundamental bent focused on this reality; (ii) the relative lack of new issuance in both July and August resulted in significant cash build-up, which needed to be deployed; and (iii) the Federal Reserve Board’s rate cut during September added liquidity to the markets and credit spreads rallied.
The High Income Fund (PYHRX) returned 6.75% for the fiscal year ended October 31, 2007, compared to 6.87% for its benchmark, the Merrill Lynch High Yield Constrained Index, for the same period. The slight underperformance was due largely to issuer selection, with a few investments moderately underperforming.
Tax Exempt Strategies
Over the fiscal year ended October 31, 2007, the municipal market posted positive returns despite rising long-term yields. Two-year yields declined 0.20% over the period as the Federal Reserve Board lowered short-term rates in the fourth fiscal quarter. Thirty-year bond yields, on the other hand, rose nearly 0.50% as elevated concerns about credit risk and inflationary pressures depressed long maturity bond prices. The income component of return outweighed negative price action and resulted in positive performance across maturities.
The first half of the fiscal year was uneventful in comparison to the second half of the year. During the first half of the fiscal year, tax-exempt bond issuance increased, credit fundamentals were strong and Wall Street firms were on track to post strong profits. Mixed economic reports left market participants debating both the potential severity of a housing market correction and the effects of sustained elevated energy costs to the economy. With most participants expecting the Federal Reserve Board’s next move to be to lower rates, liquidity in the municipal market was healthy and interest rates remained in a fairly narrow range.
Market conditions began to turn negative in July and deteriorated significantly in August as the market struggled to come to terms with the severity of the problems related to the sub-prime mortgage market in the United States. Although the credit worthiness of municipal issuers was not at issue, dealers were forced to turn their attention and their capital to other areas of their businesses. Secondary market liquidity was hard to come by and issuers shelved several billions in bond issuance. While municipals typically participate in a flight-to-quality rally,
     Annual Report     2

in this case liquidity issues overcame the fundamental strength of issuers, and municipals performed poorly as a result. Weaker revenue sectors, such as tobacco securitizations, hospitals and lease revenues, were hardest hit as credit risk in any form fell out of favor. The tone in the tax-exempt market recovered in September and into October, as liquidity stresses abated and investors took advantage of attractive relative valuations. However, conditions quickly became unstable as bond insurance companies began revealing the extent of their exposure to sub-prime securitized products. This resulted in pressure not only on their stock prices, but also on municipals bonds insured by these companies.
The Tax-Exempt Bond Fund (PYTEX ) returned 2.76% for the fiscal year ended October 31, 2007, while its benchmark, the Lehman Quality Intermediate Municipal Index, returned 3.66% for the same period. Longer-term maturities detracted from relative performance, as did allocations to BBB securities.
The California Municipal Income Fund (PYCRX) returned 2.63% for the twelve months ended October 31, 2007, while its benchmark, the Lehman 7 Year Municipal Index, returned 3.63% and the Lehman California Intermediate Index returned 3.37% for the same period. The Fund’s performance was driven by yield curve exposure, where securities longer than nine years underperformed the benchmark. However, the Fund’s higher quality bias enhanced performance as lower-rated sectors, such as tobacco securitizations, hospitals and tax allocation bonds, underperformed.
Equity Strategies
The U.S. equity markets posted healthy double-digit returns for the fiscal year ended October 31, 2007, marking the fifth consecutive year of positive returns. The equity market started the year on a positive note due to better-than-expected corporate earnings and abundant mergers & acquisitions (“M&A”) activity. The market continued its positive momentum through early 2007 with market volatility near historic lows. However, in late February, the Chinese government spooked investors with an attempt to clamp down on illegal stock activity in the country, and this led to a global equity sell-off. The market received another spike when reports of rising delinquencies in the sub-prime mortgage market surfaced, indicating a further deterioration in the housing market. Despite the negative news, the equity market was able to quickly recover and resume a rally on the continued strength of M&A activity, positive earnings growth and strength in the global economy. The market rally came to a halt during the summer months as the sub-prime mortgage market turmoil resurfaced and news of hedge fund blowups made headlines. Stocks did manage to rebound and establish new record highs in October, sparked by interest rate cuts by the Federal Reserve Board and positive earnings growth from the technology sector.
The Value Leaders Fund (PYVLX), which is comprised of large-cap value stocks, returned 12.19%, outperforming its benchmark, the Russell 1000 Value Index, which returned 10.83% for the fiscal year ended October 31, 2007. The Fund exceeded its benchmark due to both positive sector and stock selection. The Fund benefited from an overweight in the industrial sector and an underweight in the consumer discretionary sector. Strong performers in the Fund included holdings such as real estate investment trust Equity Office Properties, oil exploration company Apache Corporation and diversified manufacturer Eaton Corporation.
The Market Return Fund (PYMRX) employs a strategy of using S&P 500 futures to achieve index returns less financing costs, while short-term bonds are used to outperform the futures’ financing costs. Two factors contribute to the Fund’s performance: the cost of obtaining the stock market return through the futures and the performance of the short-term bonds. During the fiscal year, the cost of the futures was reasonable, and the broad stock market performed very well. However, bond performance trailed the cost of equity futures, as the fixed-income markets were hurt by credit concerns across all non-U.S. Treasury sectors. As a result, the Fund returned 12.48% for the fiscal year ended October 31, 2007, while its benchmark, the S&P 500, returned 14.56% for the same period. Assuming more rational pricing returns to the bond markets as the dust settles over time from the sub-prime mortgage market blow-up, the Fund’s relative performance should benefit.
The U.S. Growth Leaders Fund (PUGLX ), which is comprised of large-cap growth stocks, returned 26.84% for the fiscal year ended October 31, 2007. The Fund exceeded its benchmark, the Russell 1000 Growth Index, which returned 19.22% for the same period. The Fund was able to outperform the benchmark due to both positive sector and stock selection. The Fund benefited from holdings with higher earnings growth than the market. Success stories in the Fund included glass bottle maker Owens-Illinois, which benefited from strong demand in the U.S. and Europe. The Fund also benefited from its holding of Monsanto, the largest producer of corn seeds, which continued to report strong earnings due to increased demand from farmers for the company’s genetically modified seeds.
3      Paydenfunds

Global Bond Strategies
The latter months of 2006 and the first half of 2007 were dominated by rising bond yields as the strength of economic activity in Europe, the United States and the United Kingdom exceeded expectations. This factor, combined with escalating concerns about the upside risks to Euro-Zone and United Kingdom inflation, led the European Central Bank and the Bank of England to continue tightening monetary policy. There was only a brief respite from this sell-off in February 2007, when the first ripples of concern about the state of the U.S. sub-prime market triggered a flight to quality and some widening of credit spreads, which had previously been moving on a stable to tighter trend. However, during the third quarter of 2007, government bond yields fell steeply as the credit crisis prompted safe haven buying and a reassessment of the interest rate outlook. Credit/swap spreads widened sharply as the ongoing problems in the U.S. sub-prime market broadened to affect other debt instruments. The Federal Reserve Board cut rates by a total of seventy-five basis points in September and October 2007, in an effort to short-circuit the potentially negative economic impact of the credit crunch. The Federal Reserve Board is expected to ease rates further in coming months. At the same time, the European Central Bank and the Bank of England abandoned their tightening cycles. The European Central Bank is seen keeping rates stable indefinitely, while the Bank of England has signalled that rates will begin to fall soon. The cuts in U.S. interest rates took a toll on the U.S. dollar, which fell to an all-time low against the euro, a 26-year low against sterling and a 30-year low against the Canadian dollar. Risk aversion also prompted a reduction in the yen carry trade, to the benefit of the yen. However, associated weakness in the high-yielding dollar-bloc currencies, such as the Australian and New Zealand dollars, which have been the traditional beneficiaries of carry trades, proved short-lived because they received renewed support from stable to higher rates and rising commodity prices.
For the fiscal year ended October 31, 2007, the Global Short Bond Fund (PYGSX) returned 3.97%, compared to 5.78% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the same period. The Fund’s holdings of higher yielding corporate, asset-backed and mortgage bonds underperformed comparable U.S. government securities.
For the twelve months ended October 31, 2007, the Global Fixed Income Fund (PYGFX) returned 3.85%, compared to 4.33% for its benchmark, the Lehman Global Aggregate Bond Index Hedged, for the same period. In the first half of the fiscal year, the Fund was adversely affected by its positioning that favored a fall in U.S. yields, although this was offset by the favorable impact of its bearish view on European bonds as yields in these markets rose. Exposure to higher-yielding sovereign and corporate bonds helped performance as riskier assets remained well-supported. As government bond yields began to fall around mid-2007, the Fund altered its position in favor of falling yields in the U.S., Europe, the United Kingdom and Japan. This action benefited performance through the end of August, but hurt performance in September as government bond yields backed up somewhat. However, the net benefit of this re-positioning was more than offset by the adverse effect of the Fund’s exposure to mortgage and other asset-backed securities, credit default swaps and corporate bonds, all of which were hit hard by the spread-widening that occurred from June onwards. In currency markets, the Fund benefited throughout the year from strength in the euro and from its underweight U.S. dollar position against a basket of Asian and emerging market currencies.
Emerging Market Bond Strategy
The emerging market sector performed well over the fiscal year ended October 31, 2007, although the volatility in the financial markets that started from the middle of 2007 erased some of these gains. While spreads for emerging-market dollar-pay bonds widened by approximately six basis points overall during this period, they had tightened by as much as forty basis points to the low levels in May, before widening significantly as a result of the unraveling of the credit market woes that started in the summer of 2007. Local currency bond markets continued to post solid returns during this period, especially as the U.S. dollar has continued to depreciate. In addition, with historic narrow dollar-pay debt spreads and the low interest rate environment, investor interest during the period continued to shift toward higher-yielding instruments. Inflows into the asset class have remained strong.
Economic fundamentals remained positive across emerging markets as governments continued to improve their creditworthiness by reducing their external debt stock through debt exchanges or secondary market buy-backs. As a result, the demand-supply dynamics in the external debt market have improved significantly. During the fiscal year, there was only one rating downgrade, in 2007 in Ecuador, while ten other countries were upgraded, including Colombia and Poland.
The Emerging Market Bond Fund (PYEMX) returned 8.34% for the fiscal year ended October 31, 2007, compared to 7.72% for its benchmark, the J.P. Morgan EMBI Global Diversified Index, for the same period. The Fund has been overweight in Latin America, favoring improving credits, such as Brazil, Mexico, Peru and Uruguay, but avoiding Ecuador due to political concerns. The Fund has also maintained an overweight position in Eastern Europe, including Russia, an overweight exposure in Asia and underweight position in Africa. The Fund sees value in select local currency bond markets, including Brazil, Mexico and Turkey, based on the favorable interest rate, inflation and currency outlook.
     Annual Report     4

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition - percent of value

Repurchase Agreements	67%
U.S. Government Agency	32%
Cash Equivalent	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

U.S. Government Agency (Cost - $196,651) (32%) (a)
10,000,000	FHLMC Disc Note, 5.26%, 9/15/08	$9,618
7,845,000	FHLMC, 5.125%, 10/15/08	7,904
20,000,000	FHLB Disc Note, 5.26%, 11/21/07	19,942
5,000,000	FHLB, 5.45%, 8/15/08	5,000
5,000,000	FHLB, 5.375%, 8/20/08	4,999
5,200,000	FHLB Disc Note, 5.018%, 10/2/08	5,203
5,000,000	FHLB, 5.375%, 9/5/08	5,000
10,000,000	FHLMC Disc Note, 5.00%, 12/21/07	9,930
15,000,000	FHLMC Disc Note, 4.097%, 7/25/08	14,516
3,000,000	FHLB, 5.42%, 3/20/08	3,001
18,635,000	FHLB, 4.69%, 9/9/08	18,626
14,200,000	FHLMC, 4.70%, 3/26/08	14,199
20,000,000	FHLMC Disc Note, 4.26%, 3/28/08	19,607
10,000,000	FHLMC Disc Note, 4.22%, 3/31/08	9,791
2,536,000	FHLMC Disc Note, 4.20%, 4/28/08	2,473
5,000,000	FHLMC Disc Note, 4.11%, 6/13/08	4,844
12,500,000	FNMA, 4.38%, 12/19/07	12,417
20,000,000	FNMA, 4.37%, 1/16/08	19,785
5,000,000	FNMA, 4.96%, 2/29/08	4,917
5,000,000	FNMA, 4.21%, 4/25/08	4,879

		196,651

Investment Company (Cost - $3,490) (1%)
3,489,574	Dreyfus Treasury Cash Management Fund	3,490

Repurchase Agreements (Cost $411,400) (68%)
100,000,000	Bank of America Tri Party, 4.89%, 11/1/07 (b)	100,000
120,000,000	Barclays Tri Party, 4.92%, 11/1/07 (c)	120,000
75,000,000	Goldman Sachs, 4.70%, 11/5/07 (d)	75,000
60,000,000	JP Morgan Tri Party, 4.78%, 11/7/07 (e)	60,000
56,400,000	Morgan Stanley Tri Party, 4.90%, 11/1/07 (f)	56,400

		411,400

Total Investments (Cost - $611,541)		611,541
Liabilities in excess of Other Assets (-1%)		(5,144)

Net Assets (100%)		$606,397

(a)     Yield to maturity at time of purchase.

Principal
or Shares	Security Description	Value

(b)     The repurchase agreement dated 10/31/07 is collateralized by the following security:

Bank of America-Bank of New York Tri Party
100,559,288	FMAC 4.89%, Oct 37	$101,497,204

(c)     The repurchase agreement dated 10/31/07 is collateralized by the following securities:

Barclays-Bank of New York Tri Party
7,121,788	FNMA 6.10%, Nov 36	$6,255,230
100,000,000	FNMA 5.00%, Jul 33	50,652,905
61,075,674	FMAC 6.00%, Jun 37	60,983,706
3,872,134	FNMA 6.00%, Oct 22	3,947,370

		$121,839,211

(d)     The repurchase agreement dated 10/29/07 is collateralized by the following securities:

Goldman Sachs-Bank of New York
21,207,095	FMAC 5.00%, Feb 37	$19,894,817
67,375,434	FMAC 5.50%, Nov 35	56,258,828

		$76,153,646

(e)     The repurchase agreement dated 10/10/07 is collateralized by the following security:

JP Morgan-JPMorgan Chase Bank Tri Party
60,531,732	FNMS 6.00%, Sept 37	$60,910,577

(f)     The repurchase agreement dated 10/31/07 is collateralized by the following securities:

Morgan Stanley-Bank of New York Tri Party
9,834,117	FMAC 5.69%, Mar 36	$8,208,535
8,960,000	FMAC 5.36%, Mar 36	7,905,525
9,488,413	FMAC 5.42%, Dec 35	8,215,080
8,757,740	FMAC 5.40%, Nov 35	8,060,777
10,830,498	FMAC 4.64%, Jul 35	8,618,824
8,990,140	FMAC 5.13%, Mar 35	7,128,279
14,000,000	FMAC 5.13%, Feb 35	8,504,771
1,618,579	FMAC 5.13%, Dec 34	696,245

		$57,338,036

See notes to financial statements.
5     Paydenfunds

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value

AAA	70%
AA	1%
A	10%
BBB	19%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $150,823) (99%)
Asset Backed (21%)
2,300,000	AESOP Funding II LLC, 3.95%, 4/20/09 (b)	$2,292
342,699	Asset Backed Funding Certificates, 5.18%, 4/25/34	332
750,000	Bank of America Credit Card Trust, 5.32%, 3/15/12	737
2,750,000	Capital Auto Receivables Asset Trust, 5.11%, 11/16/09	2,754
1,800,000	Carmax Auto Owner Trust, 5.21%, 7/15/10	1,805
3,000,000	Chase Issuance Trust, 5.11%, 10/17/11	2,994
358,017	CNH Equipment Turst, 4.02%, 4/15/2009	358
2,645,697	Countrywide Asset-Backed Certificates, 5.16%, 4/25/37	2,602
250,000	Countrywide Asset-Backed Certificates, 5.57%, 4/25/37	233
300,000	Countrywide Asset-Backed Certificates, 5.77%, 11/25/37	82
1,700,000	Ford Credit Auto Owner Trust, 5.385%, 4/15/14	1,701
1,000,000	Ford Credit Floorplan Master Owner Trust, 5.54%, 6/15/11	991
2,300,000	GE Capital Credit Card Master Note Trust, 5.29%, 6/15/11	2,299
500,000	GE Capital Credit Card Master Note Trust, 5.33%, 9/15/12	493
2,900,000	GMAC Mortgage Corp. Loan Trust, 5.02%, 2/25/36	2,873
375,000	Greene King Finance PLC, 7.13%, 6/15/31 (d)	736
375,000	JP Morgan Mortgage Acquisition Corp., 5.57%, 3/25/37	140
658,728	Long Beach Mortgage Loan Trust, 5.745%, 8/25/33	501
500,000	Morgan Stanley ABS Capital I, 5.42%, 5/25/37	179
750,000	Option One Mortgage Loan Trust, 5.37%, 6/25/37	196
1,382,175	Sierra Receivables Funding Co. 144A, 5.14%, 3/20/19 (b)	1,366
2,000,000	USAA Auto Owner Trust, 5.04%, 4/15/10	2,004
474,855	W&DB Issuer PLC, 6.84%, 7/15/20 (d)	949
2,304,033	Wachovia Asset Securitization, Inc. 144A, 5.01%, 7/15/37 (b)	2,257
600,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	596

		31,470

Principal		Value
or Shares	Security Description	(000)

Corporate (21%)
2,050,000	Anadarko Petroleum Corp., 6.09%, 9/15/09	$2,042
2,000,000	Bear Stearns Co., 5.19%, 1/31/11	1,939
2,000,000	CIT Group Inc., 5.83%, 6/8/09	1,931
1,400,000	Comcast Corp., 5.54%, 7/14/09	1,395
1,675,000	CVS Caremark Corp., 5.92%, 6/1/10	1,663
2,000,000	DaimlerChrysler NA Holding, 5.81%, 8/3/09	2,003
500,000	DaimlerChrysler NA Holding, 6.05%, 3/13/09	500
2,000,000	Deutsche Telekom International Finance, 5.39%, 3/23/09	2,000
1,145,000	Erac USA Finance Co. 144A, 5.23%, 4/30/09 (b)	1,139
1,630,000	Gannett Co., 5.70%, 5/26/09	1,623
1,800,000	General Mills Inc., 5.31%, 1/22/10	1,788
1,250,000	Masco Corp., 6.004%, 3/12/10	1,229
829,535	Preferred Term XXIII 144A, 6.42%, 12/22/36 (b)	807
1,345,000	Republic of Chile, 5.41%, 1/28/08	1,347
1,490,000	Safeway Inc., 5.55%, 3/27/09	1,487
1,400,000	Sprint Nextel Corp., 5.598%, 6/28/10	1,397
2,000,000	Telecom Italia Capital, 5.818%, 7/18/11	2,000
1,500,000	Time Warner Inc., 5.73%, 11/13/09	1,492
1,500,000	Transocean, Inc., 5.869%, 9/5/08	1,497
1,375,000	United Mexican States, 5.94%, 1/13/09	1,388
1,400,000	Vodafone Group PLC, 5.288%, 12/28/07	1,400

		32,067

Mortgage Backed (30%)
3,000,000	Arkle Master Issuer Plc 144A, 5.57%, 8/17/11 (b)	2,978
750,000	Arkle Master Issuer Plc 144A, 5.90%, 2/17/52 (b)	727
59,256	Bear Stearns Alt-A Trust, 7.125%, 3/25/34	59
555,000	Broadgate Financing PLC, 6.724%, 1/5/20 (d)	1,106
2,385,295	Federal Home Loan Mortgage, 5.25%, 8/15/11	2,391
1,843,327	FHARM, 5.601%, 2/1/34	1,870
311,386	FHR 2759 AU, 3.50%, 5/15/19	311
2,465,025	FHR 2893 PA, 4.00%, 4/15/25	2,440
2,000,000	FHR 3279 PA, 5.50%, 2/15/23	2,016
363,901	FNMA 613633, 6.52%, 10/1/26	366
3,839,426	FNMA 849088, 6.933%, 11/1/35	3,893
2,417,279	FNMA 865488, 6.938%, 2/1/36	2,454
4,088,276	FNMA ARM, 6.561%, 2/25/44	4,144
19,896	FNR 2003-11 GF, 5.02%, 2/25/18	20
1,486,007	GNR 02-48 FT, 5.26%, 12/16/26	1,490
530,137	GNR 99-43 FA, 5.51%, 11/16/29	534

     Annual Report     6

Principal		Value
or Shares	Security Description	(000)

750,000	Grace Church Mortgage Financing PLC 144A, 5.90%, 11/20/56 (b)	$724
850,000	Granite Master Trust PLC, 5.64%, 12/17/54	800
2,360,355	Harborview Mortgage Loan Trust, 6.065%, 1/19/35	2,360
400,000	Holmes Master Issuer Plc 144A, 5.63%, 7/15/40 (b)	388
438,183	Homebanc Mortgage Trust, 5.30%, 8/25/29	438
124,592,000	JLOC, 1.222%, 1/15/15 (d)	1,070
700,000	Permanent Master Issuer Plc, 5.64%, 7/17/42	697
2,106,651	Puma Finance Ltd. 144A, 5.56%, 8/9/35 (b)	2,100
2,028,854	Sequoia Mortgage Trust, 5.19%, 7/20/36	2,012
543,257	Sequoia Mortgage Trust, 5.39%, 10/20/27	542
499,535	Structured ARM Loan Trust, 7.44%, 9/25/34	502
1,266,851	Structured Asset Mortgage Investments Inc., 5.10%, 7/25/36	1,231
1,290,336	Structured Asset Mortgage Investments Inc., 6.96%, 5/25/36	1,284
1,180,894	Structured Asset Mortgage Investments Inc., 6.96%, 7/25/32	1,200
1,976,785	Thornburg Mortgage Securities Trust, 5.01%, 6/25/37	1,957

		44,104

U.S. Government Agency (22%)
2,000,000	FFCB, 4.80%, 10/15/10	2,000
8,000,000	FHLB Disc Note, 4.39%, 12/7/07 (c)	7,965
10,000,000	FHLB Disc Note, 4.68%, 12/19/07 (c)	9,938
13,000,000	FNMA, 4.95%, 11/7/07	12,989

		32,892

Commercial Paper (5%)
1,800,000	Met LPP, 4.75%, 11/19/07	1,796
2,200,000	Prudential Funding LLC, 4.85%, 11/2/07	2,200
2,200,000	QPP, 4.76%, 11/8/07	2,198
2,000,000	Rabobank USA Finance, 4.84%, 11/16/07	1,996

		8,190

Investment Company (Cost - $883) (1%)
883,210	Cash Reserves Money Market Fund *	883

Total (Cost - $151,706) (a) (100%)		149,606
Liabilities in excess of Other Assets (0%)		(124)

Net Assets (100%)		$149,482

*	Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$183
Unrealized depreciation	(2,283)

Net unrealized depreciation	$(2,100)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

(d)	Par in local currency.
Open Forward Currency Contracts to USD

			Contract	Unrealized
Delivery		Contract	Value	(Depreciation)

Date	Currency (000s)	Price	(000s)	(000s)

Liabilities:
11/13/2007	British Pound (Sell 1,392)	2.0762	$2,890	$ (60)
11/13/2007	Japanese Yen (Sell 128,900)	115.0923	1,120	(9)

				$ (69)

Open Swap Contracts (000s )

Contract	Fund	Expiration	Notional	Unrealized
Type	Receives	Date	Principal	(Depreciation)

Interest Rate Swap	5.503%	Jun-11	$590	$ (24)
Open Future Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

99	U.S. Treasury 2 Year
	Note Future	Dec-07	$20,504	$ (29)

See notes to financial statements.
7      Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	83%
AA	2%
A	4%
BBB	7%
BB/B	4%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $333,785) (98%)
Asset Backed (26%)
6,715,000	Americredit Automobile Receivables Trust, 5.42%, 8/8/11	$6,760
3,000,000	Bank One Issuance Trust, 3.35%, 3/15/11	2,969
5,250,000	Bank One Issuance Trust, 3.45%, 10/15/11	5,166
5,500,000	BMW Vehicle Lease Trust, 4.59%, 8/15/13	5,479
3,400,000	Capital Auto Receivables Asset Trust 144A, 5.31%, 10/20/09 (b)	3,404
4,100,000	Capital Auto Receivables Asset Trust 144A, 5.32%, 3/20/10 (b)	4,118
8,255,000	Capital One Multi-Asset Execution Trust, 3.65%, 7/15/11	8,172
6,100,000	Carmax Auto Owner Trust, 5.14%, 11/15/11	6,140
9,265,000	Chase Issuance Trust, 4.96%, 9/17/12	9,303
2,400,000	Chase Manhattan Auto Owner Trust, 5.11%, 4/15/14	2,417
2,300,000	Chase Manhattan Auto Owner Trust, 5.13%, 5/16/11	2,306
4,753,146	CNH Equipment Trust, 3.48%, 9/15/11	4,723
6,600,000	Ford Credit Auto Owner Trust, 3.88%, 1/15/10	6,553
4,100,000	Hertz Vehicle Financing LLC 144A, 3.23%, 5/25/09 (b)	4,023
9,270,000	Morgan Stanley Auto Loan Trust, 3.46%, 3/15/12	9,180
2,500,000	Nissan Auto Lease Trust, 5.20%, 5/17/10	2,517
4,490,000	Wachovia Auto Loan Owner Trust 144A, 5.08%, 4/20/12 (b)	4,511

		87,741

Corporate (18%)
1,140,000	Abbott Laboratories, 5.375%, 5/15/09	1,151
235,000	Allegheny Energy Supply, 7.80%, 3/15/11	250
3,000,000	Amgen Inc., 4.00%, 11/18/09	2,949
884,250	AMC Entertainment Inc., 6.54%, 1/26/13 (d)	870
140,000	Ball Corp., 6.875%, 12/15/12	143
4,805,000	Bellsouth Corp., 4.20%, 9/15/09	4,741
4,600,000	Citigroup Inc., 3.625%, 2/9/09	4,533
750,000	Clear Channel Communication, 4.25%, 5/15/09	722
2,980,000	CSX Corp., 6.25%, 10/15/08	3,011
3,518,000	CVS Caremark Corp., 4.00%, 9/15/09	3,456
671,625	Dean Foods Co., 6.70%, 4/2/14 (d)	652
245,455	DRS Technologies Inc., 6.46%, 1/1/13 (d)	245
490,909	DRS Technologies Inc., 7.05%, 1/1/13 (d)	490
195,682	DRS Technologies, 6.70%, 1/1/13 (d)	195
745,000	Echostar DBS Corp., 5.75%, 10/1/08	745
800,000	Ford Motor Credit Co., 7.25%, 10/25/11	745

Principal		Value
or Shares	Security Description	(000)

3,850,000	Gannett Co. Inc., 4.125%, 6/15/08	$3,824
4,500,000	General Electric Capital Corp., 4.25%, 9/13/10	4,440
791,000	General Motors Acceptance Corp., 5.125%, 5/9/08	777
155,476	Georgia-Pacific Corp., 6.948%, 12/20/12 (d)	152
190,476	Georgia-Pacific Corp., 7.26%, 12/20/12 (d)	186
1,523,810	Georgia-Pacific Corp., 7.47%, 12/20/12 (d)	1,486
95,238	Georgia-Pacific Corp., 7.47%, 12/20/12 (d)	93
480,600	Ineos Group Holdings Plc, 7.357%, 2/1/14 (d)	478
480,468	Ineos Group Holdings Plc, 7.857%, 2/1/15 (d)	477
691,239	Jarden Corp., 6.948%, 1/24/12 (d)	677
700,000	KB Home, 8.625%, 12/15/08	693
3,580,000	Merrill Lynch & Co., 4.831%, 10/27/08	3,563
740,000	MGM Mirage Inc., 6.00%, 10/1/09	742
34,692	Nalco Chemical Co., 6.87%, 11/4/10 (d)	35
229,660	Nalco Chemical Co., 6.87%, 11/4/10 (d)	229
142,892	Nalco Chemical Co., 6.95%, 11/4/10 (d)	142
208,151	Nalco Chemical Co., 7.12%, 11/4/10 (d)	207
292,000	PSEG Energy Holdings, 8.625%, 2/15/08	295
3,592,000	SLM Corp., 4.00%, 1/15/09	3,474
6,425,000	SLM Corp., 5.22%, 7/27/09	6,179
710,000	Smithfield Foods Inc., 8.00%, 10/15/09	735
2,350,000	Sprint Capital Corp., 6.375%, 5/1/09	2,383
4,420,000	Telecom Italia Capital, 4.00%, 11/15/08	4,368
997,500	Windstream Corp., 6.71%, 7/17/13 (d)	992

		61,525

Mortgage Backed (38%)
7,623,738	Adjustable Rate Mortgage Trust, 5.952%, 3/25/37	7,689
1,480,000	Bank of America Commerical Mortgage Inc., 4.764%, 7/10/45	1,465
5,400,000	Bear Stearns Commercial Mortgage Securities, 3.869%, 2/11/41	5,322
4,480,000	CS First Boston Mortgage Securities Corp., 5.017%, 8/15/38	4,459
8,710,859	FH 1H2665 ARM, 5.699%, 11/1/36	8,743
7,300,530	FH 1J0224 ARM, 5.634%, 1/1/37	7,367
5,025,120	FH 782784 ARM, 4.384%, 10/1/34	4,950
7,939,138	FHARM, 5.392%, 3/1/2036	7,970
3,328,963	FHR 2891 LN, 4.25%, 6/15/24	3,303
6,476,668	FNMA 1Q0025, 5.17%, 2/1/36	6,497
2,128,229	FNMA 708229 ARM, 4.275%, 4/1/33	2,159
1,662,177	FNMA 743821 ARM, 4.658%, 11/1/33	1,663

     Annual Report     8

Principal		Value
or Shares	Security Description	(000)

1,263,962	FNMA 755867 ARM, 4.25%, 12/1/33	$1,257
2,372,067	FNMA 790762 ARM, 5.079%, 9/1/34	2,374
3,309,086	FNMA 790764 ARM, 4.887%, 9/1/34	3,310
3,103,348	FNMA 794792 ARM, 5.085%, 10/1/34	3,103
2,694,922	FNMA 794797 ARM, 4.728%, 10/1/34	2,671
1,950,000	GE Capital Commercial Mortgage Corp., 4.35%, 6/10/48	1,919
6,367,192	GSR Mortgage Loan Trust, 4.762%, 9/25/34	6,332
8,841,386	Harborview Mortgage Loan Trust, 5.301%, 12/19/35	8,867
723,510	Indymac Indx Mortgage Loan Trust, 7.488%, 10/25/34	724
6,200,000	LB-UBS Commercial Mortgage Trust, 4.21%, 11/15/27	6,139
2,432,862	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	2,418
3,150,492	MLCC Mortgage Investors, Inc., 4.71%, 12/25/34	3,121
3,380,239	MLCC Mortgage Investors, Inc., 5.38%, 2/25/36	3,392
489,531	Morgan Stanley Mortgage Loan Trust, 7.08%, 7/25/34	497
471,074	Provident Funding Mortgage Loan Trust, 4.03%, 4/25/34	466
853,690	Sequoia Mortgage Trust, 5.39%, 10/20/27	852
3,784,079	Structured ARM Loan Trust, 5.31%, 8/25/34	3,784
6,653,065	Structured ARM Loan Trust, 5.38%, 5/25/35	6,637
748,148	Structured ARM Loan Trust, 7.32%, 10/25/34	757
1,378,391	Structured Asset Mortgage Investments Inc., 7.40%, 10/19/34	1,389
2,254,730	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	2,222
8,094,538	Washington Mutual Pass-Through Certificates, 5.889%, 7/25/37	8,114

		131,932

U.S. Government Agency (7%)
22,200,000	FNMA, 4.375%, 9/13/10	22,199
300,000	FHLMC Disc Note, 5.05%, 2/11/08 (c)	296
300,000	FNMA, 4.35%, 2/11/08 (c)	296

		22,791

U.S. Treasury (9%)
5,000,000	U.S. Treasury Note, 3.875%, 9/15/10	4,993
16,550,000	U.S. Treasury Note, 4.50%, 5/15/10	16,789
2,517,000	U.S. Treasury Note, 4.625%, 7/31/09	2,546
5,280,000	U.S. Treasury Note, 4.63%, 11/15/09	5,353

		29,681

Investment Company (Cost - $10,167) (3%)
10,167,260	Cash Reserves Money Market Fund *	10,167

Total (Cost - $343,952) (a) (101%)		343,837
Liabilities in excess of Other Assets (-1%)		(3,407)

Net Assets (100%)		$340,430

*         Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$1,188
Unrealized depreciation	(1,303)

Net unrealized depreciation	$(115)

(b)    Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)    Yield to maturity at time of purchase.
(d)     Loan
Open Swap Contracts (000s)

Contract	Annuity	Expiration	Notional	Unrealized
Type	Premium	Date	Principal	Appreciation

Interpublic Group Credit Default Swap	1.96%	Jun-08	$920	$ 10
Unisys Credit Default Swap	1.60%	Dec-07	1,000	1

				$ 11

Open Future Contracts

			Current	Unrealized
Number of		Expiration	Value	Appreciation
contracts	Contract Type	Date	(000s)	(000s)

608	U.S. Treasury 2 Year Note Future	Dec-07	$125,922	$ 197
66	U.S. Treasury 10 Year Note Future	Dec-07	7,261	43

				$ 240

See notes to financial statements.
9      Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value

U.S. Treasury	50%
Mortgage Backed	37%
U.S. Government Agency	12%
Cash Equivalent	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $61,852) (112%)
Mortgage Backed (42%)
1,200,146	FH 1B2420 ARM, 5.076%, 11/1/35	$1,200
1,347,891	FH 1H2665 ARM, 5.699%, 11/1/36	1,353
1,277,593	FH 1J0224 ARM, 5.634%, 1/1/37	1,289
1,017,638	FH 1J1279 ARM, 5.848%, 4/1/36	1,029
1,302,651	FH 1K0030 ARM, 5.981%, 7/1/36	1,321
1,483,951	FHARM, 5.392%, 3/1/36	1,490
1,134,822	FHLMC, 5.25%, 8/15/11	1,138
1,229,533	FHLMC 1Q0232 ARM, 5.467%, 12/1/36	1,233
266,695	FHLMC 2659, 3.00%, 12/15/21	265
363,312	FHLMC, 5.125%, 10/15/15	363
391,920	FHR 2891 LN, 4.25%, 6/15/24	389
654,209	FNMA 1Q0025, 5.17%, 2/1/36	656
817,189	FNMA 708229 ARM, 4.275%, 4/1/33	829
966,382	FNMA 743821 ARM, 4.658%, 11/1/33	967
1,020,208	FNMA 745621 ARM, 5.62%, 5/1/36	1,032
677,122	FNMA 755867 ARM, 4.25%, 12/1/33	673
269,145	FNMA 790762 ARM, 5.079%, 9/1/34	269
375,257	FNMA 790764 ARM, 4.887%, 9/1/34	375
458,046	FNMA 794792 ARM, 5.085%, 10/1/34	458
398,306	FNMA 794797 ARM, 4.728%, 10/1/34	395
448,848	FNMA 843045 ARM, 5.042%, 9/1/35	450
880,791	FNMA 850120 ARM, 5.308%, 10/1/35	886
1,261,187	FNMA 870906 ARM, 5.582%, 12/1/36	1,269
1,213,915	FNMA 878544 ARM, 5.35%, 3/1/36	1,223
1,384,101	FNMA 887019 ARM, 5.871%, 6/1/36	1,394
770,783	FNMA 905694 ARM, 5.835%, 12/1/36	781
666,316	GNMA, 0.00%, 9/16/34	563

		23,290

U.S. Government Agency (14%)
1,300,000	FHLB, 4.875%, 5/14/10	1,316
1,000,000	FHLMC, 5.375%, 2/8/10	1,002
1,000,000	FNMA, 5.00%, 10/15/10	1,003
500,000	FNMA, 5.125%, 12/18/09	500
1,400,000	FNMA, 5.20%, 3/26/10	1,404
2,500,000	FNMA, 5.50%, 7/9/10	2,522

		7,747

Principal		Value
or Shares	Security Description	(000)

U.S. Treasury (56%)
6,148,000	U.S. Treasury Note, 3.875%, 9/15/10	$6,139
3,800,000	U.S. Treasury Note, 4.25%, 9/30/12	3,817
2,000,000	U.S. Treasury Note, 4.375%, 12/15/10	2,024
5,700,000	U.S. Treasury Note, 4.50%, 11/30/11	5,790
2,400,000	U.S. Treasury Note, 4.50%, 5/15/10	2,435
1,000,000	U.S. Treasury Note, 4.625%, 10/31/11	1,020
1,750,000	U.S. Treasury Note, 4.625%, 7/31/09	1,770
700,000	U.S. Treasury Note, 4.63%, 12/31/11	714
2,600,000	U.S. Treasury Note, 4.75%, 1/31/12	2,666
1,300,000	U.S. Treasury Note, 4.75%, 3/31/11	1,331
800,000	U.S. Treasury Note, 4.875%, 5/31/09	811
2,800,000	U.S. Treasury Note, 4.875%, 6/30/12	2,887

		31,404

Investment Company (Cost - $423) (1%)
423,425	Cash Reserves Money Market Fund *	423

Total (Cost - $62,275) (a) (113%)		62,864
Liabilities in excess of Other Assets (-13%)		(7,020)

Net Assets (100%)		$55,844

* Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$647
Unrealized depreciation	(58)

Net unrealized appreciation	$589

See notes to financial statements.
     Annual Report     10

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value

Mortgage Backed	96%
Cash Equivalent	3%
U.S. Government Agency	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $250,986) (154%)
Mortgage Backed (152%)
500,487	FH 780444 ARM, 5.625%, 3/1/33	$507
1,647,580	FH 782784 ARM, 4.384%, 10/1/34	1,623
917,058	FN 665367 ARM, 6.679%, 8/1/32	933
5,000,000	FNMA 6.00%, 30Y TBA (b)	5,032
1,224,951	FNMA ARM, 6.561%, 2/25/44	1,242
4,112,096	FNR 06-101 FE, 5.12%, 10/25/36	4,064
2,000,000	FNR 06-27 BF, 5.17%, 4/25/36	1,987
407,621	G2 2591 30YR, 7.00%, 5/20/28	428
4,119,323	G2 3515 30YR, 5.50%, 2/20/34	4,077
3,340,369	G2 3584 30YR, 6.00%, 7/20/34	3,379
3,412,634	G2 3599 30YR, 6.50%, 8/20/34	3,514
2,779,831	G2 3711 30YR, 5.50%, 5/20/35	2,750
4,270,834	G2 3772 30YR, 5.00%, 10/20/35	4,109
7,839,801	G2 3785 30YR, 5.00%, 11/20/35	7,542
4,208,823	G2 3805 30YR, 5.00%, 1/20/36	4,047
4,235,935	G2 3891 30YR, 6.50%, 8/20/36	4,356
1,183,863	G2 80013 ARM, 6.125%, 11/20/26	1,199
1,147,550	G2 80029 ARM, 6.375%, 1/20/27	1,161
531,366	G2 8006 ARM, 5.75%, 7/20/22	536
874,303	G2 80134 ARM, 6.125%, 11/20/27	884
291,676	G2 80346 ARM, 6.125%, 11/20/29	295
2,236,511	G2 8041 ARM, 5.75%, 8/20/22	2,255
663,583	G2 80507 ARM, 6.375%, 4/20/31	671
1,270,929	G2 80546 ARM, 6.00%, 10/20/31	1,285
2,127,030	G2 80611 ARM, 6.375%, 6/20/32	2,148
592,374	G2 80612 ARM, 6.50%, 6/20/32	599
333,456	G2 8062 ARM, 6.125%, 10/20/22	337
1,114,142	G2 81018 ARM, 6.00%, 8/20/34	1,124
297,604	G2 8121 ARM, 6.375%, 1/20/23	301
2,398,842	G2 81220 ARM, 4.5%, 1/20/35	2,394
3,112,635	G2 81318 ARM, 4.50%, 4/20/35	3,101
415,274	G2 8228 ARM, 5.75%, 7/20/23	419
370,246	G2 8301 ARM, 6.125%, 10/20/23	374
742,175	G2 8302 ARM, 6.125%, 10/20/23	750
413,829	G2 8339 ARM, 6.125%, 12/20/23	418
416,270	G2 8595 ARM, 6.375%, 2/20/25	422
272,325	G2 8855 ARM, 6.125%, 10/20/21	276
287,458	G2 8867 ARM, 6.125%, 11/20/21	290
2,178,027	G2 8991 ARM, 6.125%, 10/20/26	2,203
34,150,000	G2SF 5.50%, 30Y TBA (b)	33,766
25,400,000	G2SF 6.00%, 30Y TBA (b)	25,721

Principal		Value
or Shares	Security Description	(000)

640,838	GN 582100 30YR, 7.50%, 4/15/32	$677
72,293	GN 592286 30YR, 7.50%, 1/15/33	76
3,781,975	GN 603068 30 YR, 5.00%, 8/15/33	3,676
3,609,838	GN 605099 30YR, 5.50%, 3/15/34	3,591
5,902,438	GN 616826 30YR, 5.50%, 1/15/35	5,870
839,884	GN 658144 15YR, 6.50% 10/15/21	860
1,617,052	GN 658148 15YR, 6.50% 11/15/21	1,655
254,918	GN 780619 15YR, 7.00%, 8/15/12	263
245,848	GN 780853 15YR, 9.00%, 1/15/10	249
758,423	GN 781324 30YR, 7.00%, 7/15/31	799
545,565	GN 781445 30YR, 8.00%, 11/15/31	581
2,436,860	GN 781527 30YR, 6.00%, 11/15/32	2,474
8,218,452	GNMA 3747 30YR, 5.00%, 8/20/35	7,907
5,000,000	GNMA 5.00%, 30Y TBA (b)	4,852
19,000,000	GNMA 5.50%, 30Y TBA (b)	18,884
5,609,671	GNMA, 0.00%, 9/16/34	4,736
2,755,773	GNR 00-22 FG, 5.26%, 5/16/30	2,762
21,594	GNR 00-26 F, 5.39%, 6/20/30	22
960,675	GNR 00-26 FA, 5.54%, 9/20/30	961
544,633	GNR 00-9 FH, 5.56%, 2/16/30	549
582,646	GNR 01-19 F, 5.56%, 5/16/31	585
123,160	GNR 01-33 F, 5.44%, 7/20/31	124
4,028,040	GNR 01-47 FA, 5.46%, 9/16/31	4,047
3,024,815	GNR 01-59 FA, 5.46%, 11/16/24	3,047
1,464,958	GNR 02-11 FJ, 5.49%, 2/20/32	1,478
1,627,699	GNR 02-13 FA, 5.56%, 2/16/32	1,644
540,866	GNR 02-24 FA, 5.56%, 4/16/32	545
452,083	GNR 02-4 FY, 5.51%, 1/16/32	455
4,193,172	GNR 02-48 FT, 5.26%, 12/16/26	4,204
4,800,687	GNR 02-76 F, 5.26%, 1/16/31	4,800
685,745	GNR 02-76 FY, 5.36%, 12/16/26	687
887,869	GNR 03-97 DU, 4.00%, 9/16/25	883
3,528,554	GNR 04-59 FH, 5.31%, 8/16/34	3,525
2,336,473	GNR 06-47 FA, 5.26%, 8/16/36	2,317
2,629,656	GNR 06-62 FB, 5.15%, 11/20/36	2,624
3,905,655	GNR 2002-72 FA, 5.398%, 10/20/32	3,921
3,951,367	GNR 2003-35 CF, 5.36%, 3/16/33	3,970
1,684,366	GNR 99-40 FE, 5.61%, 11/16/29	1,697
710,163	GNR 99-43 FA, 5.51%, 11/16/29	716
2,125,356	GNR 99-45 FC, 5.46%, 12/16/29	2,137
2,550,427	GNR 99-45 FH, 5.51%, 12/16/29	2,567
7,400,000	GNSF 6.50%, 30Y TBA (b)	7,612

		247,548

11      Paydenfunds

Principal		Value
or Shares	Security Description	(000)

U.S. Government Agency (2%)
2,000,000	FHLB Disc Note, 4.68%, 12/5/07 (c)	$1,991
1,520,000	FNMA, 4.73%, 12/5/07	1,513
200,000	FNMA, 4.8457%, 2/13/08	197

		3,701

Investment Company (Cost - $6,467) (4%)
6,466,602	Cash Reserves Money Market Fund *	6,467

Total (Cost - $257,453) (a) (158%)		257,716
Liabilities in excess of Other Assets (-58%)		(94,865)

Net Assets (100%)		$162,851

*      Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)      Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,285
Unrealized depreciation	(1,022)

Net unrealized appreciation	$263

(b)      Security purchased on a delayed delivery basis.
(c)     Yield to maturity at time of purchase.
Open Future Contracts

			Current	Unrealized
Name of		Expiration	Value	Appreciation
Contracts	Contract Type	Date	(000s)	(000s)

75	U.S. Treasury 2 Year Note Future	Dec-07	$15,533	$ 23

See notes to financial statements.
     Annual Report     12

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	70%
AA	4%
A	9%
BBB	17%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $942,312) (137%)
Asset Backed (1%)
363,032	Centex Home Equity, 5.04%, 3/25/35	$363
5,013,933	EMC Mortgage Loan Trust 144A, 5.34%, 4/25/42 (b)	4,897
3,373,424	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	3,470
124,173	Sequoia Mortgage Trust, 5.39%, 10/20/27	124

		8,854

Corporate (26%)
1,927,000	Aetna Inc., 5.75%, 6/15/11	1,967
3,872,000	America Movil SA de CV 144A, 5.30%, 6/27/08 (b)	3,873
1,154,000	American Electric Power, 5.375%, 3/15/10	1,161
2,220,000	Amgen Inc. 144A, 5.85%, 6/1/2017 (b)	2,221
1,492,000	Anadarko Finance Co., 6.75%, 5/1/11	1,568
703,000	Anadarko Finance Co., 7.50%, 5/1/31	789
2,765,000	Astrazeneca PLC, 5.40%, 9/15/12	2,795
4,262,000	AT&T Wireless, 8.125%, 5/1/12	4,758
879,000	AT&T Wireless, 8.75%, 3/1/31	1,140
1,060,000	Bank of America Corp., 4.25%, 10/1/10	1,045
1,589,000	BHP Finance USA, 5.25%, 12/15/15	1,561
774,000	Boston Properties Inc., 6.25%, 1/15/13	788
1,380,000	Burlington North Santa F, 5.65%, 5/1/17	1,368
2,530,000	Caterpillar Inc., 6.05%, 8/15/36	2,584
1,699,000	CBS Corp., 7.88%, 7/30/30	1,872
1,970,000	Cisco Systems Inc., 5.25%, 2/22/11	1,992
6,936,000	Citigroup Inc., 5.125%, 2/14/11	6,947
3,178,000	Citigroup, Inc., 5.50%, 2/15/17	3,122
2,978,000	CIT Group Co. of Canada, 4.65%, 7/1/10	2,877
3,840,000	Comcast Corp., 6.50%, 1/15/17	4,022
2,500,000	Conoco Inc., 6.95%, 4/15/29	2,855
2,800,000	Costco Wholesale Corp., 5.50%, 3/15/2017	2,761
2,030,000	Cox Communications Inc., 5.45%, 12/15/14	1,996
2,300,000	Credit Suisse First Boston, 6.125%, 11/15/11	2,380
1,120,000	CSX Corp., 5.60%, 5/1/17	1,077
2,787,000	CVS Caremark Corp., 5.75%, 8/15/11	2,841
4,224,000	DaimlerChrysler NA Holding, 5.75%, 9/8/11	4,307
3,172,000	Donnelley & Sons, 5.625%, 1/15/12	3,194
1,740,000	Eli Lilly & Co., 5.20%, 3/15/17	1,719
3,400,000	Erac USA Finance Co. 144A, 5.23%, 4/30/09 (b)	3,384
3,354,000	Exelon Corp., 4.90%, 6/15/15	3,152
2,200,000	General Electric Capital Corp., 5.40%, 2/15/17	2,188
1,427,000	Hartford Financial Services Group, 5.375%, 3/15/17	1,396

Principal		Value
or Shares	Security Description	(000)

1,579,000	Home Depot, Inc., 5.25%, 12/16/13	$1,531
3,969,000	Hospira Inc., 6.05%, 3/30/17	3,970
2,800,000	International Lease Finance Corp., 5.125%, 11/1/10	2,809
985,000	Intuit Inc., 5.75%, 3/15/17	959
2,596,000	JP Morgan Chase & Co., 5.60%, 6/1/11	2,637
4,000	JP Morgan Chase & Co., 6.75%, 2/1/11	4
1,420,000	JP Morgan Chase Capital, 5.875%, 3/15/35	1,293
1,163,000	Kellogg Co., 6.60%, 4/1/11	1,215
953,000	Keyspan Corp., 7.625%, 11/15/10	1,020
1,063,000	Kinder Morgan Energy Part., 7.30%, 8/15/33	1,134
919,000	Kowloon-Canton Railway, 8.00%, 3/15/10	981
1,250,000	Kraft Foods Inc., 6.50%, 8/11/17	1,314
2,480,000	Lehman Brothers Holdings, 4.25%, 1/27/10	2,405
2,870,000	Lockheed Martin Corp., 6.15%, 9/1/36	2,962
1,550,000	Mckesson HBOC, Inc., 5.25%, 3/1/13	1,543
4,761,000	Merrill Lynch & Co., 5.45%, 7/15/14	4,622
2,400,000	MetLife Inc., 5.70%, 6/15/35	2,232
1,531,000	Midamerican Energy Holdings, 6.125%, 4/1/36	1,519
2,079,000	National Rural Utilities, 4.75%, 3/1/14	2,008
2,030,000	Oracle Corp., 5.00%, 1/15/11	2,034
1,600,000	Pacific Gas & Electric, 6.05%, 3/1/34	1,599
2,920,000	Petronas Capital Ltd., 7.875%, 5/22/22 (b)	3,588
4,147,671	Preferred Term XXIII 144A, 5.89%, 12/22/36 (b)	3,966
4,334,000	Rogers Wireless Inc., 6.375%, 3/1/14	4,433
2,207,000	Safeway Inc., 7.25%, 2/1/31	2,433
2,960,000	Schering-Plough, 6.00%, 9/15/17	3,016
1,700,000	Sprint Capital Corp., 6.90%, 5/1/19	1,703
1,155,000	Sprint Nextel Communications, 6.875%, 10/31/13	1,159
2,840,000	Telecom Italia Capital, 4.875%, 10/1/10	2,824
3,028,000	Telecom Italia Capital, 6.00%, 9/30/34	2,910
1,400,000	Time Warner Cable Inc. 144A, 6.55%, 5/1/37 (b)	1,416
4,201,000	Time Warner Entertainment, 8.375%, 7/15/33	5,050
1,370,000	Union Pacific Corp., 6.65%, 1/15/11	1,425
1,168,000	United Health Group, 5.375%, 3/15/16	1,159
4,810,000	Vale Overseas Ltd., 6.88%, 11/21/36	5,024
4,505,000	Valero Energy Corp., 6.875%, 4/15/12	4,763
2,600,000	Wal-Mart Stores, 5.25%, 9/1/35	2,307
1,337,000	Waste Management Inc., 7.75%, 5/15/32	1,545
1,620,000	Wellpoint Inc., 5.85%, 1/15/36	1,527
3,911,000	Western Union Co., 5.67%, 11/17/08	3,914
1,176,000	Wyeth, 4.375%, 3/1/08	1,174
2,702,000	Wyeth, 5.50%, 3/15/13	2,726

		179,553

13      Paydenfunds

Principal		Value
or Shares	Security Description	(000)

Foreign Government (9%)
6,643,637	Croatia, 6.125%, 7/31/10	$6,652
16,240,000	Deutschland Republic, 4.25%, 7/4/17 (f)	23,514
3,080,000	Republic of EI Salvador, 7.65%, 6/15/35	3,581
1,962,000	Republic of Korea, 4.875%, 9/22/14	1,929
842,000	Republic of Poland, 6.25%, 7/3/12	898
10,050,000	Republic of South Africa, 6.50%, 6/2/14	10,728
2,217,600	Russia Government International Bond, 7.50%, 3/31/30 (d)	2,502
1,036,000	State of Israel, 5.50%, 11/9/16	1,042
7,494,000	United Mexican States, 6.75%, 9/27/34	8,401
1,703,000	United Mexican States, 9.875%, 2/1/10	1,903

		61,150

Mortgage Backed (63%)
4,940,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	4,862
6,585,000	Banc of America Commercial Mortgage Inc., 5.74%, 5/10/45	6,683
8,979,369	Citigroup Mortgage Loan Trust Inc., 5.67%, 11/25/36	8,961
4,411,000	FHLMC, 5.375%, 2/8/10	4,421
16,950,000	FHLMC, 5.75%, 1/15/12	17,721
25,235,566	FN 745418, 5.50%, 4/1/36	24,898
32,270,000	FNMA 5.50%, 30Y TBA (c)	31,801
7,800,000	FNMA 5.50%, 30Y TBA (c)	7,682
90,460,000	FNMA 6.00%, 30Y TBA (c)	91,124
13,930,000	FNMA 6.50%, 30Y TBA (c)	14,259
1,488,441	FNMA 670385, 6.50%, 9/1/32	1,534
5,706,757	FNMA 725423, 5.50%, 5/1/34	5,641
14,167,783	FNMA 725424, 5.50%, 4/1/34	14,003
3,859,420	FNMA 725425, 5.50%, 4/1/34	3,815
25,544,263	FNMA 739821, 5.00%, 9/1/33	24,589
8,532,054	FNMA 905694 ARM, 5.835%, 12/1/36	8,647
9,305,015	FNMA 905759, 5.90%, 12/1/36	9,445
3,764,523	FNMA ARM, 6.561%, 2/25/44	3,816
13,415,000	FNMA, 5.55%, 2/16/17	13,565
30,196,000	FNMA, 7.25%, 1/15/10	32,038
4,530,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	4,462
3,780,000	GS Mortgage Securities Corp., 5.51%, 4/10/38	3,812
4,592,182	Interstar Millennium Trust, 5.84%, 12/8/36	4,603
6,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.875%, 4/15/45	6,911
2,000,000	Merrill Lynch Mortgage Trust, 4.556%, 5/12/43	1,971
5,099,825	Morgan Stanley Mortgage Loan Trust, 5.79%, 1/25/35	5,123
6,500,000	Prime Mortgage Trust, 6.00%, 3/25/37	6,117
3,310,452	Puma Finance Ltd. 144A, 5.56%, 8/9/35 (b)	3,300
13,770,824	RMAC Securities Plc 144A, 5.77%, 6/12/25 (b)	13,739
9,488,569	Structured Adjustable Rate Mortgage Loan Trust, 5.928%, 5/25/36	9,403
7,095,211	Structured Asset Mortgage Investments Inc., 5.10%, 7/25/36	6,894
1,646,961	Structured Asset Mortgage Investments Inc., 6.96%, 5/25/36	1,639
224,400	Thornburg Mortgage Securities Trust, 5.21%, 4/25/43	225
4,895,018	Thornburg Mortgage Securities Trust, 5.24%, 9/25/34	4,887
5,377,289	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	5,300
2,861,044	Washington Mutual, 4.92%, 8/25/35	2,829
7,660,000	Washington Mutual, 5.26%, 1/28/36	7,663
5,839,868	Washington Mutual, 5.95%, 8/25/35	5,836
6,882,430	Washington Mutual, 6.08%, 4/25/44	6,884
1,396,043	Wells Fargo MBS, 6.54%, 7/25/34	1,400

		432,503

Principal		Value
or Shares	Security Description	(000)

Municipal Bond (0%)
1,330,000	Illinois State, 5.10%, 6/1/33	$1,261
Supernational (1%)
1,399,000	European Investment Bank, 4.625%, 5/15/14	1,395
3,020,000	European Investment Bank, 5.00%, 2/8/10	3,068
700,000	European Investment Bank, 5.125%, 9/13/16	716
1,244,000	Intl Bk Recon & Develop, 5.00%, 4/1/16	1,268

		6,447

U.S. Government Agency (15%)
566,000	FHLMC, 4.875%, 2/17/09	569
4,000,000	FNMA, 5.375%, 6/12/17	4,137
40,357,000	FHLB Disc Note, 4.23%, 12/3/07 (e)	40,206
9,200,000	FHLB Disc Note, 4.75%, 12/5/07 (e)	9,159
12,000,000	FHLMC Disc Note, 4.25%, 2/19/08 (e)	11,844
39,326,000	FNMA, 4.81%, 12/5/07	39,147

		105,062

U.S. Treasury (17%)
2,784,000	U.S. Treasury Bond, 6.125%, 11/15/27	3,259
9,000	U.S. Treasury Bond, 6.25%, 8/15/23	10
127,000	U.S. Treasury Note, 2.625%, 5/15/08	126
8,300,000	U.S. Treasury Note, 4.50%, 5/15/10	8,420
3,893,000	U.S. Treasury Note, 4.50%, 5/15/17	3,905
23,000	U.S. Treasury Note, 4.63%, 12/31/11	23
60,000,000	U.S. Treasury Note, 4.75%, 5/31/12	61,580
7,000,000	U.S. Treasury Note, 4.75%, 8/15/17	7,156
27,000,000	U.S. Treasury Note, 4.875%, 6/30/09	27,399
364,000	U.S. Treasury Note, 5.00%, 8/15/11	377
4,000,000	U.S. Treasury Note, 7.875%, 2/15/21	5,233

		117,488

U.S. Treasury Inflation Indexed Notes (5%)
33,804,613	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	33,789
Investment Company (Cost - $10,906) (2%)
10,905,813	Cash Reserves Money Market Fund *	10,906

Total (Cost - $953,218) (a) (139%)		957,013
Liabilities in excess of Other Assets (-39%)		(269,407)

Net Assets (100%)		$687`,606

* Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized apprecation (depreciation) of securities is as follows:
Unrealized appreciation                                                        $ 6,801
Unrealized depreciation                                                         (3,006)
Net unrealized appreciation                                                  $ 3,795
(b)       Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)       Security was purchased on a delayed delivery basis.
(d)       Security offered and sond outside of the United States, and thus is exempted from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)       Yield to maturity at time of purchase.
(f)        Par in local currency.

     Annual Report     14

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
7/21/2008	China Renminbi (Buy 77,677)	7.1802	$10,818	$ 67
12/13/2007	Euro (Buy 2,823)	1.4475	4,086	179
1/9/2008	Euro (Buy 2,741)	1.4478	3,968	93
1/30/2008	Euro (Buy 2,506)	1.4481	3,629	20
1/30/2008	Indian Rupee (Buy 85,440)	39.4838	2,164	6
1/28/2008	South Korean Won (Buy 3,999,000)	896.0433	4,463	94
1/28/2008	Malaysian Ringgit (Buy 12,243)	3.3227	3,685	43
1/16/2008	Singapore Dollar (Buy 3,486)	1.4408	2,420	32

				$ 534

Liabilities:
12/19/2007	Euro (Sell 7,516)	1.448	$10,880	$ (57)
1/9/2008	British Pound (Sell 1,895)	2.072	3,927	(75)
1/30/2008	British Pound (Sell 1,758)	2.071	3,640	(46)
12/13/2007	Japanese Yen (Buy 442,000)	114.680	3,854	(92)
1/9/2008	New Taiwan Dollar (Sell 126,020)	32.195	3,914	(22)
12/19/2007	Norwegian Krone (Buy 58,005)	5.394	10,754	(49)

				$ (341)

Open Swap Contracts (000s)

Contract	Annuity	Expiration	Notional	Unrealized
Type	Premium	Date	Principal	(Depreciation)

Liabilities:
Gazprom Credit Default Swap	1.05%	Feb-17	$ 2,590	$ (54)
Russian Credit Default Swap	0.65%	Apr-17	3,300	(54)

				$ (108)

See notes to financial statements.
15      Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in debt instruments and income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	70%
AA	2%
A	6%
BBB	7%
BB or below	15%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $68,795) (124%)
Asset Backed (2%)
963,510	EMC Mortgage Loan Trust 144A, 5.34%, 4/25/42 (b)	$941
323,952	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	333

		1,274

Corporate (24%)
340,000	Allied Waste North America, 6.125%, 2/15/14	328
380,000	America Movil SA de CV 144A, 5.30%, 6/27/08 (b)	380
96,000	Amerisourcebergen Corp., 5.88%, 9/15/15	95
110,000	Amgen Inc. 144A, 5.85%, 6/1/2017 (b)	110
195,000	Astrazeneca PLC, 5.40%, 9/15/12	197
281,000	AT&T Wireless, 8.125%, 5/1/12	314
147,000	AT&T Wireless, 8.75%, 3/1/31	191
70,000	Bank of America Corp., 4.25%, 10/1/10	69
410,000	Boyd Gaming Corp., 6.75%, 4/15/14	404
85,000	Burlington North Santa F, 5.65%, 5/1/17	84
165,000	Caterpillar Inc., 6.05%, 8/15/36	169
112,000	CBS Corp., 7.88%, 7/30/30	123
320,000	Chesapeake Energy Corp., 6.50%, 8/15/17	310
175,000	Cisco Systems Inc., 5.25%, 2/22/11	177
230,000	Citigroup Inc., 5.125%, 2/14/11	230
365,000	CIT Group Co. of Canada, 4.65%, 7/1/10	353
256,000	Comcast Corp., 6.50%, 1/15/17	268
162,000	Conoco Inc., 6.95%, 4/15/29	185
210,000	Crown Castle Towers LLC 144A, 6.795%, 11/15/36 (b)	201
80,000	CSX Corp., 5.60%, 5/1/17	77
318,000	DaimlerChrysler NA Holding, 5.75%, 9/8/11	324
315,000	Dex Media Inc., 8.00%, 11/15/13	317
380,000	Dynegy Holdings Inc., 8.38%, 5/1/16	383
335,000	Echostar DBS Corp., 6.625%,10/1/14	343
440,000	Erac USA Finance Co. 144A, 5.23%, 4/30/09 (b)	438
340,000	Ford Motor Credit Co., 7.00%, 10/1/13	306
150,000	General Electric Capital Corp., 5.40%, 2/15/17	149
300,000	GMAC LLC, 6.75%, 12/1/14	266
219,000	Goldman Sachs Group Inc., 5.95%, 1/15/27	204
305,000	Hertz Corp., 8.875%, 1/1/14	316
138,000	International Lease Finance Corp., 5.125%, 11/1/10	138
90,000	JP Morgan Chase & Co., 5.60%, 6/1/11	91
67,000	Keyspan Corp., 7.625%, 11/15/10	72
85,000	Kraft Foods Inc., 6.50%, 8/11/17	89
420,000	L-3 Communications Corp., 6.125%, 7/15/13	419

Principal		Value
or Shares	Security Description	(000)

82,000	Lehman Brothers Holdings, 4.25%, 1/27/10	$80
195,000	Lockheed Martin Corp., 6.15%, 9/1/36	201
150,000	Merrill Lynch & Co., 6.00%, 2/17/09	150
155,000	MetLife Inc., 5.70%, 6/15/35	144
410,000	MGM Mirage Inc., 6.75%, 9/1/12	406
103,000	Midamerican Energy Holdings, 6.125%, 4/1/36	102
395,000	Nalco Co., 7.75%, 11/15/11	404
185,000	Oracle Corp., 5.00%, 1/15/11	185
410,000	Owens-Brockway, 6.75%, 12/1/14	413
101,000	Pacific Gas & Electric, 6.05%, 3/1/34	101
375,000	Panamsat Corp., 9.00%, 6/15/16	385
210,000	Schering-Plough, 6.00%, 9/15/17	214
58,000	SLM Corp., 5.45%, 4/25/11	55
405,000	Smithfield Foods Inc., 7.00%, 8/1/11	411
112,000	Sprint Capital Corp., 6.90%, 5/1/19	112
66,000	Sprint Nextel Communications, 6.875%, 10/31/13	66
320,000	Stater Brothers Holdings, 8.125%, 6/15/12	325
290,000	Sungard Data Systems Inc., 9.125%, 8/15/13	297
255,000	Telecom Italia Capital, 4.875%, 10/1/10	254
100,000	Time Warner Cable Inc. 144A, 6.55%, 5/1/37 (b)	101
72,000	Time Warner Entertainment, 8.375%, 7/15/33	87
43,000	Vale Overseas Ltd., 6.88%, 11/21/36	45
165,000	Wal-Mart Stores, 5.25%, 9/1/35	146
120,000	Wellpoint Inc., 5.85%, 1/15/36	113
410,000	Wynn Las Vegas LLC/Corp., 6.625%, 12/1/14	405

		13,322

Foreign Government (8%)
1,230,000	Deutschland Republic, 4.25%, 7/4/17 (e)	1,781
240,000	Republic of El Salvador, 7.65%, 6/15/35	279
270,000	Republic of Indonesia, 8.50%, 10/12/35	329
129,000	Republic of Korea, 4.875%, 9/22/14	127
270,000	Republic of Panama, 6.70%, 1/26/36	285
120,000	Republic of Peru, 8.375%, 5/3/16	142
220,000	Republic of Philippines, 7.75%, 1/14/31	252
59,000	Republic of Poland, 6.25%, 7/3/12	63
360,000	Republica Orient Uruguay, 7.63%, 3/21/36	404
306,900	Russia Government International Bond, 7.50%, 3/31/30	346
70,000	State of Israel, 5.50%, 11/9/16	70
375,000	United Mexican States, 5.94%, 1/13/09	378
64,000	United Mexican States, 6.75%, 9/27/34	72
112,000	United Mexican States, 9.875%, 2/1/10	125

		4,653

Annual Report   16

Principal		Value
or Shares	Security Description	(000)

Mortgage Backed (63%)
270,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	$266
464,000	Banc of America Commercial Mortgage Inc., 5.74%, 5/10/45	471
878,417	Citigroup Mortgage Loan Trust Inc., 5.67%, 11/25/36	877
519,000	FHLMC, 5.375%, 2/8/10	520
986,000	FHLMC, 5.75%, 1/15/12	1,031
5,950,000	FNMA 5.50%, 30Y TBA (c)	5,864
760,000	FNMA 5.50%, 30Y TBA (c)	748
7,050,000	FNMA 6.00%, 30Y TBA (c)	7,102
338,971	FNMA 670385, 6.50%, 9/1/32	349
1,046,654	FNMA 725423, 5.50%, 5/1/34	1,035
631,920	FNMA 725425, 5.50%, 4/1/34	625
2,977,998	FNMA 739821, 5.00%, 9/1/33	2,867
544,082	FNMA 905694 ARM, 5.835%, 12/1/36	551
509,726	FNMA 905759, 5.90%, 12/1/36	517
1,997,000	FNMA, 5.55%, 2/16/17	2,019
683,000	FNMA, 6.25%, 5/15/29	773
1,200,000	FNMA, 7.25%, 1/15/10	1,273
320,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	315
400,000	GS Mortgage Securities Corp., 5.51%, 4/10/38	403
470,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.875%, 4/15/45	481
650,759	Morgan Stanley Mortgage Loan Trust, 5.79%, 1/25/35	654
272,000	SBA CMBS Trust 144A, 6.90%, 11/15/36 (b)	261
226,000	SBA CMBS Trust 144A, 7.39%, 11/15/36 (b)	215
660,074	Structured Adjustable Rate Mortgage Loan Trust, 5.928%, 5/25/36	654
844,567	Structured Asset Mortgage Investments Inc., 5.10%, 7/25/36	821
248,557	Structured Asset Mortgage Investments Inc., 6.96%, 5/25/36	247
543,406	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	536
559,891	Washington Mutual, 4.92%, 8/25/35	554
1,200,000	Washington Mutual, 5.26%, 1/28/36	1,200
683,454	Washington Mutual, 5.95%, 9/25/36	683
804,197	Washington Mutual, 6.08%, 10/25/36	804

		34,716

Municipal Bond (0%)
90,000	Illinois State, 5.10%, 6/1/33	85
Supernational (1%)
219,000	European Investment Bank, 5.00%, 2/8/10	222
99,000	European Investment Bank, 4.625%, 5/15/14	99
49,000	European Investment Bank, 5.125%, 9/13/16	50
88,000	Intl Bk Recon & Develop, 5.00%, 4/1/16	90

		461

U.S. Government Agency (12%)
940,000	FNMA, 6.625%, 9/15/09	979
1,000,000	FFCB Disc Note, 4.34%, 12/5/07 (d)	996
1,600,000	FHLB Disc Note, 4.25%, 12/3/07 (d)	1,594
900,000	FHLB Disc Note, 4.75%, 12/5/07 (d)	896
1,100,000	FHLMC Disc Note, 4.25%, 2/19/08 (d)	1,086
180,000	FNMA, 4.50%, 12/3/07 (d)	179
850,000	FNMA, 4.62%, 12/5/07 (d)	846

		6,576

U.S. Treasury (14%)
1,670,000	U.S. Treasury Note, 4.25%, 9/30/12	1,679
830,000	U.S. Treasury Note, 4.50%, 5/15/10	843
1,063,000	U.S. Treasury Note, 4.50%, 5/15/17	1,066
867,000	U.S. Treasury Note, 4.625%, 7/31/12	885
760,000	U.S. Treasury Note, 4.75%, 1/31/12	779

Principal		Value
or Shares	Security Description	(000)

500,000	U.S. Treasury Note, 4.75%, 8/15/17	$511
1,520,000	U.S. Treasury Note, 7.875%, 2/15/21	1,989

		7,752

Investment Company (Cost - 1,388) (3%)
42,651	MetzlerPayden European Emerging Markets Fund	1,805

Total (Cost - $70,183) (a) ( 127%)		70,644
Liabilities in excess of Other Assets (-27%)		(15,299)

Net Assets (100%)		$55,345

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$839
Unrealized depreciation	(378)

Net unrealized appreciation	$461

(b)       Security offered to qualified investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)        Security was purchased on a delayed delivery basis.
(d)       Yield to maturity at time of purchase.
(e)        Par in local currency.
Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
7/21/2008	China Renminbi (Buy 5,680)	7.1802	$791	$ 5
12/13/2007	Euro (Buy 198)	1.4475	287	13
1/9/2008	Euro (Buy 193)	1.4478	279	7
1/30/2008	Euro (Buy 192)	1.4481	278	1
1/30/2008	Indian Rupee (Buy 6,550)	39.4838	166	0
1/16/2008	Singapore Dollar (Buy 238)	1.4408	165	2

				$ 28

Liabilities:
12/19/2007	Euro (Sell 576)	1.4476	$834	$ (4)
1/9/2008	British Pound (Sell 133)	2.0722	276	(5)
1/30/2008	British Pound (Sell 135)	2.0706	280	(4)
1/22/2008	Indonesian Rupiah (Sell 1,623)	9092.0063	179	—
12/13/2007	Japanese Yen (Buy 31,000)	114.6797	270	(6)
2/22/2008	New Taiwan Dollar (Sell 8,860)	32.1953	275	(2)
12/19/2007	Norwegian Krone (Buy 4,447)	5.3938	824	(4)
2/22/2008	Philippines Peso (Buy 14,681)	43.8247	335	(2)

				$ (27)

17      Paydenfunds

Open Swap Contracts (000s)

						Unrealized
Contract	Annuity		Expiration	Notional		Appreciation
Type	Premium		Date	Principal		(Depreciation)

Assets:
Brazil Credit Default Swap	1.23%		Apr-17		$280	$ 1
Brazil Total Return Swap	5.39	%*	Jan-14	BRL	1,300	156
Egypt Total Return Swap	5.66	%*	Jul-08	EGP	4,000	30
Indonesia Total Return Swap	5.38	%*	Jul-22	IDR	3,000,000	2

						$ 189

Liabilities:
Colombia Credit Default Swap	1.40%		Apr-17		$280	$ (3)
Gazprom Credit Default Swap	1.05%		Feb-17		360	(8)

						$ (11)

*	Fund Receives

See notes to financial statements.
     Annual Report     18

The Fund seeks high current income and capital appreciation by generally investing in below investment grade income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	3%
BBB	3%
BB	31%
B	48%
CCC	15%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Asset Backed (0%)
182,066	Long Beach Mortgage Loan Trust, 7.71%, 3/25/33	$42
Corporate Bonds (96%)
Basic Materials (6%)
2,425,000	Equistar Chemicals LP, 8.75%, 2/15/09	2,534
1,700,000	Freeport-McMoran C & G, 8.375%, 4/1/17	1,866
1,870,000	Georgia-Pacific Corp. 144A, 7.125%, 1/15/17 (b)	1,833
690,000	Georgia-Pacific Corp., 8.125%, 5/15/11	707
610,000	Hexion U.S. Finance/Nova Scotia, 9.75%, 11/15/14	673
650,000	Ineos Group Holdings Plc 144A, 8.50%, 2/15/16 (b)	621
1,445,000	Nalco Co., 7.75%, 11/15/11	1,478
670,000	Nova Chemicals Ltd., 6.50%, 1/15/12	647
1,320,000	Owens-Brockway Glass, 8.25%, 5/15/13	1,379
1,280,000	Polyone Corp., 8.88%, 5/1/12	1,331
1,035,000	Reichhold Industries Inc. 144A, 9.00%, 8/15/14 (b)	1,056
1,045,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,029

		15,154

Communications (14%)
2,235,000	Alltel Corp., 7.00%, 7/1/12	2,019
675,000	American Tower Corp. 144A, 7.00%, 10/15/17 (b)	694
2,285,000	CCH I LLC., 11.00%, 10/1/15	2,228
605,000	CCH II LLC/CCH II Capital Co., 10.25%, 9/15/10	620
2,280,000	Charter Comm Opt LLC/CAP. 144A, 8.00%, 4/30/12 (b)	2,274
625,000	Cincinnati Bell Inc., 8.375%, 1/15/14	630
2,550,000	Citizens Communications, 6.25%, 1/15/13	2,518
3,195,000	Clear Channel Communication, 7.65%, 9/15/10	3,245
2,150,000	Dex Media Inc., 8.00%, 11/15/13	2,166
1,250,000	Digicel Group, Ltd., 144A, 8.875%, 1/15/15 (b)	1,170
1,950,000	Echostar DBS Corp., 6.625%,10/1/14	1,994
500,000	General Cable Corp., 7.125%, 4/1/17	503
1,290,000	Idearc Inc., 8.00%, 11/15/16	1,300
2,085,000	Intelsat Sub Hld Co. Ltd., 8.625%, 1/15/15	2,127
1,550,000	IPCS Inc., 7.48%, 5/1/13	1,519
1,215,000	Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13	1,221
1,200,000	Panamsat Corp., 9.00%, 6/15/16	1,233
3,170,000	Qwest Communications Int, 7.50%, 2/15/14	3,225
685,000	R.H. Donnelley Corp., 6.875%, 01/15/13	647
1,020,000	Reader’s Digest 144A, 9.00%, 2/15/17 (b)	914
1,555,000	Warner Music Group, 7.375%, 4/15/14	1,388

Principal		Value
or Shares	Security Description	(000)

1,370,000	Windstream Corp., 7.00%, 3/15/19	$1,356
1,365,000	Windstream Corp., 8.625%, 8/1/16	1,467

		36,458

Consumer Cyclicals (11%)
35,221	Air 2 US 144A, 8.027%, 10/1/19 (b)	35
665,000	Arvinmeritor Inc., 8.75%, 3/1/12	665
180,000	Central Garden & Pet Co., 9.125%, 2/1/13	173
507,666	Continental Airlines Inc., 9.558%, 9/1/19	533
1,370,000	Cooper Standard Auto, 8.375%, 12/15/14	1,226
2,000,000	Fontainebleau Las Vegas Inc. 144A, 10.25%, 6/15/15 (b)	1,880
1,205,000	Ford Motor Co., 6.50%, 8/1/18	982
1,160,000	Ford Motor Co., 7.45%, 7/16/31	922
1,420,000	Ford Motor Credit Co., 5.80%, 1/12/09	1,370
1,940,000	Ford Motor Credit Co., 7.00%, 10/1/13	1,743
925,000	General Motors Acceptance Corp., 8.00%, 11/1/31	857
2,360,000	General Motors Corp., 7.20%, 1/15/11	2,266
2,945,000	General Motors Corp., 8.375%, 7/15/33	2,695
4,140,000	GMAC LLC, 7.00%, 2/1/12	3,784
653,000	Goodyear Tire & Rubber, 9.00%, 7/1/15	717
620,000	J.B. Poindexter & Co., 8.75%, 3/15/14	561
980,000	Jarden Corp., 7.50%, 5/1/17	936
1,035,000	Norcross Safety Products, 9.875%, 8/15/11	1,076
885,000	Phillips Van-Heusen, 7.25%, 2/15/11	894
1,140,000	Pinnacle Entertainment 144A, 7.50%, 6/15/15 (b)	1,106
1,440,000	Reynolds American Inc., 6.75%, 6/15/17	1,491
625,000	Rock-Tennessee Co., 8.20%, 8/15/11	644
995,000	Tenneco Inc., 8.625%, 11/15/14	1,020

		27,576

Consumer Non-Cyclicals (22%)
1,635,000	Acco Brands Corp., 7.625%, 8/15/15	1,561
630,000	Ahern Rentals Inc., 9.25%, 8/15/13	603
395,000	Albertson’s Inc., 7.50%, 2/15/11	416
1,295,000	Albertson’s Inc., 8.00%, 5/1/31	1,357
600,000	Alliance One International Inc., 11.00%, 5/15/12	645
440,000	American Achievement Corp., 8.25%, 4/1/12	442
570,000	Aramark Services Inc., 8.50%, 2/1/15	580
1,000,000	Aramark Services Inc., 8.85%, 2/1/15	1,010
955,000	Ashtead Capital Inc. 144A, 9.00%, 8/15/16 (b)	931

19      Paydenfunds

Principal		Value
or Shares	Security Description	(000)

1,440,000	Avis Budget Car Rental, 7.625%, 5/15/14	$1,433
1,395,000	Bon-Ton, Department Stores Inc., 10.25%, 3/15/14	1,228
1,920,000	Boyd Gaming Corp., 7.75%, 12/15/12	1,987
1,295,000	Carrols Corp., 9.00%, 1/15/13	1,243
900,000	Dean Foods Co., 7.00%, 6/1/16	846
385,000	Delhaize America Inc., 9.00%, 4/15/31	468
660,000	Dillards Inc., 7.13%, 8/1/18	609
485,000	Elizabeth Arden Inc., 7.75%, 1/15/14	486
1,500,000	Energy Partners Ltd.144A, 9.75%, 4/15/14 (b)	1,493
475,000	Greektown Holdings 144A, 10.75%, 12/1/13 (b)	475
1,960,000	Harrah’s Operating Co., 6.50%, 6/1/16	1,556
520,000	Herbst Gaming Inc., 8.125%, 6/1/12	469
1,495,000	Hertz Corp., 8.875%, 1/1/14	1,547
955,000	Iron Mountain Inc., 7.75%, 1/15/15	972
1,235,000	Isle of Capri Casinos, 7.00%, 3/1/14	1,102
1,210,000	Jostens IH Corp., 7.625%, 10/1/12	1,249
1,000,000	KAR Holdings Inc 144A, 8.75%, 5/1/14 (b)	970
1,805,000	Lamar Media Corp., 7.25%, 1/1/13	1,819
655,000	Leslie’s Poolmart, 7.75%, 2/1/13	626
1,200,000	Levi Strauss and Co., 9.75%, 1/15/15	1,259
1,000,000	Mariner Energy, Inc., 8.00%, 5/15/17	993
1,245,000	MGM Mirage Inc., 6.00%, 10/1/09	1,248
1,775,000	MGM Mirage Inc., 6.75%, 4/1/13	1,740
1,250,000	Michaels Stores Inc., 10.00%, 11/1/14	1,266
855,000	Mohegan Tribal Gaming, 6.125%, 2/15/13	819
730,000	Momentive Performance 144A, 11.50%, 12/1/16 (b)	708
741,000	Nectar Merger Corp., 7.75%, 2/15/14	710
1,235,000	Neiman Marcus Group Inc., 9.00%, 10/15/15	1,309
980,000	NPC International, Inc., 9.50%, 5/1/14	921
950,000	Outback Steakhouse Inc. 144A, 10.00%, 5/15/15 (b)	822
2,200,000	Pinnacle Foods Corp.,144A, 9.25%, 4/1/15 (b)	2,101
650,000	Rent-A-Center, 7.50%, 5/1/10	624
1,385,000	Rental Service Corp., 9.50%, 12/1/14	1,338
1,285,000	San Pasqual Casino 144A, 8.00%, 9/15/13 (b)	1,304
500,000	Sbarro Inc., 10.38%, 2/1/15	454
1,470,000	Scholastic Corp., 5.00%, 4/15/13	1,282
1,210,000	Sealy Mattress Co., 8.25%, 6/15/14	1,210
795,000	Seminole Hard Rock 144A, 8.19%, 3/15/14 (b)	781
1,360,000	Smithfield Foods Inc., 8.00%, 10/15/09	1,408
1,455,000	Stater Brothers Holdings, 8.125%, 6/15/12	1,477
1,145,000	Station Casinos, 6.50%, 2/1/14	962
650,000	The Restaurant Co., 10.00%, 10/1/13	551
1,085,000	United Rentals, 6.50%, 2/15/12	1,128
1,780,000	Wynn Las Vegas LLC/Corp., 6.625%, 12/1/14	1,758

		56,296

Energy (12%)
1,215,000	Allegheny Energy Supply, 7.80%, 3/15/11	1,291
620,000	Amerigas Partner/Eagle Finance, 7.125%, 5/20/16	609
1,370,000	Basic Energy Services, 7.125%, 4/15/16	1,325
1,120,000	Boston Scientific Corp., 6.40%, 6/15/16	1,053
1,900,000	Chesapeake Energy Corp., 6.875%, 1/15/16	1,900
960,000	Chesapeake Energy Corp., 6.875%, 11/15/20	943
1,110,000	Colorado Interstate Gas, 6.80%, 11/15/2015	1,158
1,400,000	Complete Production Service, 8.00%, 12/15/16	1,365
2,005,000	Dynegy Holdings Inc., 8.38%, 5/1/16	2,020
860,000	Dynergy Holdings Inc. 144A, 7.75%, 6/1/19 (b)	812
1,185,000	El Paso Corp., 7.75%, 1/15/32	1,194
1,000,000	Energy Future Holdings 144A, 10.875%, 11/1/17 (b)	1,016
1,000,000	Energy XXI Gulf Coast, 10.00%, 6/15/13	973
400,000	Forest Oil Corp. 144A, 7.25%, 6/15/19 (b)	402
620,000	Intergen NV 144A, 9.00%, 6/30/17 (b)	659
1,250,000	International Coal Group, 10.25%, 7/15/14	1,219
1,180,000	Kinder Morgan Inc., 7.25%, 3/1/28	1,119
330,000	Massey Energy Co., 6.875%, 12/15/13	314
625,000	Newfield Exploration Co., 6.625%, 4/15/16	616
1,000,000	Opti Canada Inc. 144A, 8.25%, 12/15/14 (b)	1,008
595,000	Petroquest Energy Inc., 10.375%, 5/15/12	613
900,000	Plains Exploration & Pro, 7.00%, 3/15/17	860

Principal		Value
or Shares	Security Description	(000)

1,470,000	Seitel Acquisition Corp., 9.75%, 2/15/14	$1,371
1,140,000	Sierra Pacific Resources, 8.625%, 3/15/14	1,211
2,040,000	Stallion Oilfield Services 144A, 9.75%, 2/1/15 (b)	1,938
585,000	Targa Resources Inc. 144A, 8.50%, 11/1/13 (b)	594
1,525,000	Teco Energy Inc., 7.20%, 5/1/11	1,599
1,185,000	Tesoro Corp., 6.625%, 11/1/15	1,182
700,000	W&T Offshore Inc. 144A, 8.25%, 6/15/14 (b)	683

		31,047

Financial (2%)
1,300,000	FMG Finance Pty Ltd. 144A, 10.63%, 9/1/16 (b)	1,547
640,000	LVB Acquisition Merger 144A, 10.00%, 10/15/17 (b)	661
1,030,000	Nuveen Investments Inc. 144A, 10.50%, 11/15/15 (b)	1,044
2,220,000	SLM Corp., 4.50%, 7/26/10	2,080

		5,332

Healthcare (9%)
475,000	Accellent Inc., 10.50%, 12/1/13	450
1,500,000	Bausch & Lomb Inc. 144A, 9.875%, 11/1/15 (b)	1,549
1,000,000	Centene Corp., 7.25%, 4/1/14	1,003
1,340,000	Community Health Systems 144A, 8.875%, 7/15/15 (b)	1,363
1,315,000	Davita Inc., 6.625%, 3/15/13	1,314
545,000	HCA Inc. 144A, 9.13%, 11/15/14 (b)	565
2,190,000	HCA Inc. 144A, 9.25%, 11/15/16 (b)	2,310
2,290,000	HCA Inc., 7.50%, 11/6/33	1,923
850,000	Healthsouth Corp., 10.75%, 6/15/16	901
1,330,000	Omnicare Inc., 6.875%, 12/15/15	1,283
1,200,000	Psychiatric Solutions Inc., 7.75%, 7/15/15	1,227
2,825,000	Tenet Healthcare Corp., 6.50%, 6/1/12	2,408
900,000	United Surgical Partners, 8.875%, 5/1/17	923
500,000	Universal Hospital Services 144A, 8.50%, 6/1/15 (b)	511
500,000	Universal Hospital Services 144A, 8.76%, 6/1/15 (b)	504
1,590,000	Unumprovident Corp., 7.625%, 3/1/11	1,687
335,000	Unumprovident Finance Co. 144A, 6.85%, 11/15/15 (b)	346
995,000	US Oncology Inc., 9.00%, 8/15/12	1,002
1,400,000	Vanguard Health Holding, 9.00%, 10/1/14	1,372

		22,641

Industrial (9%)
2,505,000	Allied Waste North America, 6.125%, 2/15/14	2,417
500,000	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	490
605,000	American Railcar, 7.50%, 3/1/14	600
1,000,000	Baldor Electric Co., 8.63%, 2/15/17	1,048
640,000	Ball Corp., 6.875%, 12/15/12	653
1,445,000	Bombardier Inc. 144A, 6.75%, 5/1/12 (b)	1,463
1,015,000	Bowater Inc., 6.50%, 6/15/13	812
655,000	Crown Cork & Seal, 8.00%, 4/15/23	645
1,750,000	CSC Holdings Inc., 7.88%, 2/15/18	1,711
925,000	Geo Group Inc., 8.25%, 7/15/13	941
1,335,000	Graham Packaging Co., 8.50%, 10/15/12	1,332
1,490,000	Interpublic Group Co. Inc., 6.25%, 11/15/14	1,363
1,265,000	KB Home & Broad Home Corp., 6.375%, 8/15/11	1,205
1,300,000	L-3 Communications Corp., 5.875%, 1/15/15	1,274
1,245,000	Mosaic Co. 144A, 7.625%, 12/1/16 (b)	1,347
295,000	Owens-Illinois Inc., 7.50%, 5/15/10	300
500,000	P.H. Glatfelter, 7.125%, 5/1/16	498
1,195,000	Sequa Corp., 9.00%, 8/1/09	1,288
1,290,000	Steel Dynamics Inc. 144A, 7.375%, 11/1/12 (b)	1,295
750,000	Verso Paper Holdings LLC., 9.125%, 8/1/14	778
1,000,000	Yankee Acquisition Corp., 8.50%, 2/15/15	943
700,000	Yankee Acquisition Corp., 9.75%, 2/15/17	651

		23,054

Annual Report     20

Principal		Value
or Shares	Security Description	(000)

Technology (5%)
650,000	Avago Technologies Finance, 11.875%, 12/1/15	$731
620,000	DRS Technologies Inc., 6.625%, 2/1/16	617
2,250,000	Freescale Semiconductor, 10.125%, 12/15/16	2,050
430,000	Mirant North America Llc., 7.38%, 12/31/13	437
740,000	Sanmina-SCI Corp., 8.125%, 3/1/16	653
750,000	Seagate Technology HDD, 6.375%, 10/1/11	748
2,380,000	Sungard Data Systems Inc., 10.25%, 8/15/15	2,493
1,015,000	Sungard Data Systems Inc., 9.125%, 8/15/13	1,040
1,300,000	Unisys Corp., 6.875%, 3/15/10	1,255
1,695,000	Wind Acquisition Financial SA 144A,10.75%, 12/1/15 (b)	1,894

		11,918

Utilities (6%)
860,000	Edison Mission Energy 144A, 7.00%, 5/15/17 (b)	845
1,430,000	Edison Mission Energy 144A, 7.625%, 5/15/27 (b)	1,369
1,260,000	Edison Mission Energy, 7.50%, 6/15/13	1,284
2,100,000	NRG Energy Inc., 7.375%, 2/1/16	2,100
2,120,000	PSEG Energy Holdings, 8.50%, 6/15/11	2,218
1,755,000	TXU Corp., 5.55%, 11/15/14	1,378
730,000	TXU Corp., 6.55%, 11/15/34	530
3,010,000	Williams Cos Inc., 7.125%, 9/1/11	3,138
1,190,000	Williams Cos Inc., 8.75%, 3/15/32	1,392

		14,254

Total Bonds (Cost $247,654)		243,772

Investment Company (Cost - $6,529) (2%)
6,529,329	Cash Reserves Money Market Fund *	6,529

Total (Cost - $254,183) (a) (98%)		250,301
Other Assets, net of Liabilities (2%)		4,682

Net Assets (100%)		$254,983

*      Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a) Unrealized appreciation (depreciation) of securities is as follows:
        Unrealized appreciation                                                         $ 2,668
        Unrealized depreciation                                                           (6,550)
        Net unrealized appreciation                                                   $(3,882)
(b)    Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities
        Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Swap Contracts (000s)

				Unrealized
Contract	Annuity	Expiration	Notional	Appreciation
Type	Premium	Date	Principal	(Depreciation)

Assets:
AK Steel Credit Default Swap	1.25%	Dec-08	$643	$5
Cooper Tire Rubber Credit Default Swap	2.40%	Dec-07	276	1
Interpublic Group Credit Default Swap	1.96%	Jun-08	860	9
Polyone Credit Default Swap	1.25%	Dec-08	643	1
Reliant Energy Credit Default Swap	1.00%	Dec-08	390	1
Unisys Credit Default Swap	1.60%	Dec-07	1,400	1

				$18

Liabilities:
AES Credit Default Swap	1.80%	Jun-11	$3,500	$(54)
Allied Waste Industries Credit Default Swap	1.05%	Dec-08	500	(1)
Freescale Semiconductor Credit Default Swap	0.91%	Dec-08	707	(15)
INEOS Group Credit Default Swap	1.10%	Dec-08	707	(3)
INEOS Group Credit Default Swap	1.35%	Dec-08	444	—
KB Homes Credit Default Swap	0.94%	Dec-08	664	(21)
Nortel Credit Defaut Swap	1.05%	Dec-08	1,395	(9)
NXP Credit Default Swap	1.30%	Dec-08	838	(9)
NXP Credit Default Swap	1.72%	Dec-08	468	(3)
Polyone Credit Default Swap	0.98%	Dec-08	393	(1)
Quebecor World Credit Default Swap	1.50%	Dec-08	2,180	(6)
Rite Aid Credit Default Swap	2.62%	Dec-08	1,373	(3)
Unisys Credit Default Swap	1.09%	Dec-08	707	(11)

				$(136)

See notes to financial statements.
21    Paydenfunds

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	53%
AA	25%
A	19%
BBB	2%
Unrated	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $13,597) (98%)
General Obligation (37%)
350,000	California State, 5.00%, 2/1/32	$ 355
400,000	Florida State Board of Education, 5.75%, 6/1/12	427
295,000	Georgia State, 5.00%, 3/1/13	316
500,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19 (b) FGIC	537
400,000	Glendale, AZ, 5.30%, 7/1/12	419
585,000	Maryland State & Local Facilities, 5.50%, 3/1/15	654
340,000	Morgan Hill CA, Unified School District, 5.00%, 8/1/18 (b) AMBAC	366
400,000	New York City, NY, 5.00%, 8/1/12	423
255,000	North Carolina State General Obligation, 5.00%, 4/1/16	278
680,000	North Orange County Community College District, 0.00%, 8/1/25 (b) FGIC	301
370,000	Plano, TX, 5.00%, 9/1/15	396
5,000	Prince Georges County, MD, 5.50%, 5/15/13 (b) FSA	5
200,000	San Francisco CA, Bay Area Rapid Tran District, 5.00%, 8/1/26	212
125,000	Texas State, 5.375%, 10/1/13	135
350,000	Wisconsin State, 5.00%, 5/1/19 (b) AMBAC	380

		5,204

Revenue ( 61%)
Airport/Port Revenue (5%)
400,000	Metropolitan DC Airport Authority, 5.375%, 10/1/14 (b) FSA	425
300,000	Port Authority NY & NJ, 5.50%, 12/15/12 (b) AMBAC	325

		750

Corporate (3%)
360,000	SLM Corp., 5.22%, 7/27/09	346
Healthcare (3%)
400,000	Multnomah County, OR Hospital Facilities Authority, 5.25%, 10/1/13	426
Industrial Development/Pollution Control (7%)
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	418
250,000	Tobacco Settlement Financing Corp., NY, 5.25%, 6/1/13	252

Principal		Value
or Shares	Security Description	(000)

250,000	Union County, NJ Utilities Authority, 4.75%, 6/15/09	$254

		924

Lease Revenue (13%)
500,000	California State Public Works, 5.25%, 6/1/13	536
250,000	Charleston, SC Education Excellence Fin. Corp., 5.00%, 12/1/09	257
530,000	Lancaster, SC Edl Assistance, 5.25%, 12/1/17	551
300,000	Laurens County, S C School District, 5.25%, 12/1/22	306
200,000	New Jersey State Ctfs Partn, 5.00%, 6/15/13	213

		1,863

Pre-Refunded (4%)
5,000	Georgia State, 5.00%, 3/1/13	5
100,000	Lenior City, TN Electric System, 4.80%, 6/1/11 (b) AMBAC	101
300,000	Oregon State Department Admin. Services Lottery Revenue, 5.75%, 4/1/14	312
150,000	Utica, NY Industrical Development Agency, 6.875%, 12/1/14	157

		575

Tax-Backed Revenue (2%)
240,000	Phoenix, AZ Civic Improvement Corp., 5.25%, 7/1/09	245
Transportation (4%)
100,000	Los Angeles County, CA Transportation Authority, 5.00%, 7/1/09 (b) AMBAC	103
275,000	New Jersey State Transport Trust Fund, 5.25%, 12/15/19	302
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	107

		512

University Revenue (7%)
300,000	Massachusetts State Health & Edl Facs Authority, 5.25%, 7/1/15	330
195,000	Richmond County, GA Dev Authority, 5.00%, 2/1/11	200

     Annual Report     22

Principal		Value
or Shares	Security Description	(000)

200,000	Pennsylvania State Higher Edl Facilities, 3.50%, 11/1/25	$ 200
300,000	Southwest Higher Ed Auth Inc., 3.58%, 7/1/15	300

		1,030

Water & Sewer (13%)
200,000	California State Department of Water Resources,5.00%, 12/1/16 (b) MBIA	216
550,000	Dallas, TX Waterworks & Sewer System, 5.50%, 10/1/10	571
400,000	Los Angeles CA Water & Power, 5.00%, 7/1/10 (b) MBIA	417
200,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/44 (b) AMBAC	206
200,000	New York City, NY Municipal Water Authority, 5.25%, 6/15/15	213
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	215

		1,838

Investment Company (Cost - $113) (1%)
113,132	Dreyfus Tax Exempt Cash Management Fund	113

Total (Cost - $13,710) (a) (99%)		13,826
Other Assets, net of Liabilities (1%)		196

Net Assets (100%)		$14,022

All of the securities are held by the custodian or broker in a segregated account.
(a)      Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$158
Unrealized depreciation	(42)

Net unrealized depreciation	$116

(b)      Payment of principal and/or interest is insured against default.

AMBAC – American Muncipal Bond Assurance Co.

FGIC – Financial Guaranty Insurance Co.

FSA – Financial Security Assurance

MBIA – Muncipal Bond Insurance Association

See notes to financial statements.
23      Paydenfunds

The Fund seeks income that is exempt from federal and California state income tax is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	72%
AA	10%
A	16%
BBB	1%
Unrated	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $43,977) (99%)
General Obligation (44%)
500,000	California State, 5.00%, 2/1/20	$519
650,000	California State, 5.00%, 2/1/32	659
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,076
830,000	California State, 5.00%, 6/1/14	885
1,000,000	California State, 5.00%, 6/1/32	1,017
1,000,000	Chaffey Community College, 5.00%, 6/1/27 (b) MBIA	1,051
1,000,000	El Camino Community College District, 4.25%, 8/1/15 (b) FGIC	1,039
1,100,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19 (b) FGIC	1,180
1,000,000	Los Angeles, CA Community College District, 5.25%, 8/1/13 (b) FSA	1,090
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/1/14 (b) FGIC	1,139
1,000,000	Los Angeles, City of CA, 5.00%, 9/1/10	1,043
250,000	Los Angeles, City of CA, 5.25%, 9/1/13 (b) FGIC	273
220,000	Los Gatos Joint Union High School District, 5.25%, 12/1/13 (b) FSA	241
1,000,000	Newport Mesa, CA School District, 5.00%, 8/1/15 (b) MBIA	1,058
1,320,000	North Orange County Community College District, 0.00%, 8/1/25 (b) FGIC	585
1,000,000	Palomar CA, Community College District, 5.00%, 5/1/17	1,091
1,000,000	Sacramento, CA City Unified School District, 5.75%, 7/1/15	1,058
450,000	San Carlos CA, School District, 0.00%, 10/1/18 (b) MBIA	274
800,000	San Francisco CA, Bay Area Rapid Tran District, 5.00%, 8/1/26	847
600,000	San Francisco CA, City & Cnty Unified School District, 5.00%, 6/15/12 (b) FSA	639
1,000,000	San Jose CA, Unified School District, 5.00%, 8/1/12 (b) FGIC	1,067
1,300,000	Santa Monica CA, Community College District, 0.00%, 8/1/12 (b) FGIC	1,096
1,000,000	West Valley CA, Mission Community College, 4.75%, 8/1/30 (b) FSA	1,008

		19,935

Principal		Value
or Shares	Security Description	(000)

Revenue (55%)
Airport/Port Revenue (4%)
1,000,000	San Diego, CA Port District, 5.00%, 9/1/13 (b) MBIA	$1,062
550,000	San Jose, CA Airport Revenue, 5.25%, 3/1/16 (b) MBIA	588

		1,650

Community/Cultural Facility (1%)
300,000	California Infrastructure & Economic Development Bank, 3.35%, 12/1/31	300
Corporate (2%)
1,200,000	SLM Corp., 5.22%, 7/27/09	1,154

Electric & Gas (6%)
1,000,000	California State Dept. of Water, 5.25%, 5/1/12 (b) FSA	1,072
1,060,000	Glendale, CA Electric Works, 5.75%, 2/1/14 (b) MBIA	1,125
600,000	Los Angeles, CA Water & Power, 5.00%, 7/1/13 (b) MBIA	645

		2,842

Industrial Development/Pollution Control (2%)
400,000	California Statewide Communities, 4.10%, 4/1/28 (b) XL Capital	409
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	453
250,000	Golden State Tobacco Securitization Corp., 5.75%, 6/1/22	253

		1,115

Lease Revenue (9%)
750,000	California Infrastructure & Economic Development Bank, 5.25%, 10/1/12 (b) AMBAC	810
300,000	California State Public Works, 5.25%, 6/1/13	321
1,000,000	California State Public Works, 5.50%, 6/1/15	1,090
600,000	California State Public Works, 5.50%, 6/1/18	650
1,050,000	Orange County CA, 5.00%, 6/1/14 (b) MBIA	1,137

		4,008

     Annual Report     24

Principal		Value
or Shares	Security Description	(000)

Pre-Refunded (6%)
450,000	California Infrastructure & Economic Development Bank, 5.25%, 7/1/21 (b) FSA	$490
1,200,000	California State Dept. of Water, 5.375%, 5/1/22	1,305
310,000	Cerritos CA, Community College District, 5.00%, 8/1/25 (b) MBIA	337
500,000	Puerto Rico Infrastructure Financing Authority SPL, 5.50%, 10/1/17	532
150,000	Utica, NY Industrical Development Agency, 6.875%, 12/1/14	157

		2,821

Resource Recovery (2%)
1,000,000	Sacramento County, CA Sanitation District, 6.00%, 12/1/15	1,081
Tax Allocation (2%)
195,000	Contra Costa County, CA, 5.125%, 8/1/11	203
600,000	Irvine, CA Improvement Bond Act 1915, 3.37%, 9/2/32	600
130,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/1/16 (b) FSA	131

		934

Tax-Backed Revenue (3%)
1,100,000	California State Economic Recovery, 5.25%, 7/1/12	1,180
Transportation (5%)
1,000,000	Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,118
1,000,000	San Mateo County, CA Transit District, 5.50%, 6/1/17 (b) MBIA	1,131

		2,249

University Revenue (2%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11 (b) MBIA	217
500,000	California State University Revenue, 5.00%, 11/1/13 (b) AMBAC	540

		757

Water & Sewer (11%)
1,015,000	California Infrastructure & Economic Development Bank, 5.00%,10/1/12	1,086
1,245,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (b) MBIA	1,338
500,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/13 (b) AMBAC	538
1,000,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/44 (b) AMBAC	1,028
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (b) FSA	242
500,000	Santa Clara Valley, CA 5.00%, 6/1/15 (b) FSA	544

		4,776

Investment Company (Cost - $43) (0%)
42,731	Dreyfus State Tax Exempt Fund	43

Total (Cost - $44,020) (a) (99%)		44,845
Other Assets, net of Liabilities (1%)		604

Net Assets (100%)		$45,449

All of the securities are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows :
       Unrealized appreciation                                                                   $ 918
       Unrealized depreciation                                                                       (93)
       Net unrealized appreciation                                                             $ 825
(b)   Payment of principal and/or interest is insured against default.

AMBAC – American Municipal Bond Assurance Co.

FGIC – Financial Guaranty Insurance Co.

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

See notes to financial statements.
25      Paydenfunds

The Fund seeks growth of capital and some current income by generally investing half its assets in large cap value stocks and the balance in exchange traded funds with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Exchange Traded Funds	28%
Financial	22%
Energy	11%
Industrial	9%
Utilities	6%
Other	24%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Common Stocks (70%)
Consumer Discretionary (6%)
16,900	General Motors Corp.	$662
21,900	Genuine Parts Co.	1,075
13,700	International Speedway Corp.	609
18,700	McDonald’s Corp.	1,116
84,200	Time Warner Inc.	1,537

		4,999

Consumer Staples (2%)
26,600	Procter & Gamble Co.	1,849
Energy (11%)
9,800	Apache Corp.	1,017
24,200	Chevron Corp.	2,215
19,000	ConocoPhillips	1,614
36,400	Exxon Mobil Corp.	3,348
16,400	Occidental Petroleum Corp.	1,132

		9,326

Financial (23%)
19,500	American International Group, Inc.	1,231
36,600	AMR Corp.	878
15,700	Banco Bilbao Vizcaya Argentaria, S.A.	396
41,200	Bank of America Corp.	1,989
50,700	Citigroup Inc.	2,124
71,800	Covanta Holding Corp. (b)	1,946
19,800	GATX Corp.	811
42,100	JPMorgan Chase & Co.	1,979
13,900	Lincoln National Corp.	867
7,900	Loews Corp.	388
14,500	MetLife, Inc.	998
13,300	PNC Financial Services Group	960
4,100	Prudential Financial Inc.	397
13,900	SunTrust Banks, Inc.	1,009
25,600	Wachovia Corp.	1,171
38,200	Wells Fargo & Co.	1,299

		18,443

Healthcare (5%)
21,000	Johnson & Johnson	1,369
81,400	Pfizer, Inc.	2,004

Principal		Value
or Shares	Security Description	(000)

18,600	Thermo Fisher Scientific, Inc. (b)	$1,094

		4,467

Industrial (9%)
11,700	Eaton Corp.	1,083
68,100	General Electric Co.	2,803
17,700	Honeywell International Inc.	1,069
16,500	Nucor Corp.	1,023
34,900	Pitney Bowes Inc.	1,397

		7,375

Materials (3%)
19,200	Dow Chemical Co.	865
14,500	Newmont Mining Corp.	737
17,800	USG Corp. (b)	708

		2,310

Telecommunication (5%)
53,100	AT&T Inc.	2,220
44,100	JDS Uniphase Corp. (b)	673
30,800	Verizon Communications Inc.	1,419

		4,312

Utilities (6%)
44,100	Pepco Holding, Inc.	1,256
24,300	PG & E Corp.	1,189
17,600	Sempra Energy	1,084
45,400	Southern Co.	1,664

		5,193

Total Common Stocks (Cost - $54,054)		58,274

Exchange Traded Funds (Cost - $18,861) (28%)
271,900	iShares Russell 1000 Value Index Fund	23,397
Investment Company (Cost - $1,250) (2%)
1,250,027	Cash Reserves Money Market Fund *	1,250

Total (Cost - $74,165) (a) (100%)		82,921

Liabilities in excess of Other Assets (0%)		(14)

Net Assets (100%)		$82,907

     Annual Report     26

*        Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$9,743
Unrealized depreciation	(987)

Net unrealized appreciation	$8,756

(b)	Non-income producing security.

See notes to financial statements.
27      Paydenfunds

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in U.S. dollar pay investment grade debt securities with an average portfolio maturity of five years, stock index futures and swap contracts.

Credit Quality - percent of value

AAA	63%
AA	2%
A	9%
BBB	18%
BB or below	8%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Total Bonds (84%)
Asset Backed (12%)
450,396	Argent Securities Inc., 5.11%, 5/25/35	$436
250,000	Bank of America Credit Card Trust, 5.32%, 3/15/12	245
1,100,000	Capital Auto Receivables Asset Trust, 5.19%, 2/15/11	1,095
443,989	Chase Funding Mortgage Loan, 5.53%, 11/25/32	441
100,000	Countrywide Asset-Backed Certificates, 5.47%, 11/25/37	31
110,000	Countrywide Asset-Backed Certificates, 5.57%, 4/25/37	103
700,000	Ford Credit Auto Owner Trust, 5.385%, 4/15/14	701
300,000	Ford Credit Floorplan Master Owner Trust, 5.54%, 6/15/11	297
500,000	GE Dealer Floorplan Master Note Trust, 5.22%, 4/20/10	500
300,000	Greene King Finance PLC, 7.13%, 6/15/31 (d)	589
100,000	JP Morgan Mortgage Acquisition Corp., 5.82%, 3/1/37	34
365,102	Landmark Mortgage Securities Plc., 6.97%, 6/17/38 (d)	749
214,570	Marlin Leasing Receivables Llc. 144A, 5.63%, 9/15/13 (b)	215
150,000	Morgan Stanley ABS Capital, 5.72%, 5/25/37	48
142,072	Option One Mortgage Loan Trust, 5.71%, 2/25/33	141
84,699	Option One Mortgage Loan Trust, 5.99%, 2/25/32	81
10,250	Saxon Asset Securities Trust, 5.41%, 3/25/35	10
545,595	Sierra Receivables Funding Co. 144A, 5.14%, 3/20/19 (b)	539
70,766	Structured Asset Investment Loan Trust, 5.37%, 9/25/34	68
196,214	W&DB Issuer PLC, 6.84%, 7/15/20 (d)	392
691,210	Wachovia Asset Securitization, Inc. 144A, 5.01%, 7/15/37 (b)	677
230,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	228

		7,620

Corporate (28%)
55,000	Allegheny Energy Supply, 7.80%, 3/15/11	58
268,519	Ameritrade Holding Corp., 6.63%, 12/31/12 (e)	263
171,823	AMC Entertainment Inc., 6.54%, 1/26/13 (e)	169
35,000	Ball Corp., 6.875%, 12/15/12	36
900,000	Bear Stearns Co., 5.19%, 1/31/11	873
300,000	Boyd Gaming Corp., 7.75%, 12/15/12	311

Principal		Value
or Shares	Security Description	(000)

275,000	Citizens Communications, 9.25%, 5/15/11	$302
700,000	CIT Group Inc., 5.83%, 6/8/09	676
260,000	Clear Channel Communication, 4.25%, 5/15/09	250
715,000	Comcast Corp., 5.54%, 7/14/09	712
615,000	CVS Caremark Corp., 5.92%, 6/1/10	611
500,000	DaimlerChrysler NA Holding, 5.81%, 8/3/09	501
250,000	DaimlerChrysler NA Holding, 6.05%, 3/13/09	250
134,325	Dean Foods Co., 6.70%, 4/2/14 (e)	130
57,273	DRS Technologies Inc., 6.46%, 1/1/13 (e)	57
114,545	DRS Technologies Inc., 7.05%, 1/1/13 (e)	114
45,659	DRS Technologies, 6.70%, 1/1/13 (e)	46
180,000	Echostar DBS Corp., 5.75%, 10/1/08	180
160,000	Ford Motor Credit Co., 7.25%, 10/25/11	149
160,000	General Motors Acceptance Corp., 5.125%, 5/9/08	157
27,208	Georgia-Pacific Corp., 6.948%, 12/20/12 (e)	27
33,333	Georgia-Pacific Corp., 7.26%, 12/20/12 (e)	33
266,667	Georgia-Pacific Corp., 7.47%, 12/20/12 (e)	260
16,667	Georgia-Pacific Corp., 7.47%, 12/20/12 (e)	16
700,000	Goldman Sachs Group Inc., 5.61%, 11/16/09	699
285,000	Hertz Corp., 8.875%, 1/1/14	295
500,000	Hewlett-Packard Co., 5.75%, 6/15/10	498
410,000	Hospira Inc., 5.678%, 3/30/10	407
330,000	Hutchison Whamp International Ltd. 144A, 5.45%, 11/24/10 (b)	333
134,408	Jarden Corp., 6.948%, 1/24/12 (e)	132
170,000	KB Home, 8.625%, 12/15/08	168
450,000	Masco Corp., 6.004%, 3/12/10	442
180,000	MGM Mirage Inc., 6.00%, 10/1/09	180
500,000	Motorola Inc., 4.608%, 11/16/07	500
13,877	Nalco Chemical Co., 6.87%, 11/4/10 (e)	14
91,864	Nalco Chemical Co., 6.87%, 11/4/10 (e)	92
57,157	Nalco Chemical Co., 6.95%, 11/4/10 (e)	57
83,260	Nalco Chemical Co., 7.12%, 11/4/10 (e)	83
829,535	Preferred Term XXIII 144A, 5.89%, 12/22/36 (b)	793
425,000	Progress Energy Inc., 5.97%, 11/14/08	426
500,000	Prologis, 5.746%, 8/24/09	502
69,000	PSEG Energy Holdings, 8.625%, 2/15/08	70
470,000	Safeway Inc., 5.55%, 3/27/09	469
1,960,000	SLM Corp., 5.22%, 7/27/09	1,885
170,000	Smithfield Foods Inc., 8.00%, 10/15/09	176
133,000	Sprint Nextel Corp., 5.598%, 6/28/10	133
650,000	Telecom Italia Capital, 5.83%, 2/1/11	648
500,000	Time Warner Inc., 5.73%, 11/13/09	497

     Annual Report     28

Principal		Value
or Shares	Security Description	(000)

800,000	Transocean, Inc., 5.869%, 9/5/08	$799
185,000	Unisys Corp., 6.875%, 3/15/10	179
600,000	Vodafone Group PLC, 5.288%, 12/28/07	600
500,000	Western Union Co., 5.67%, 11/17/08	500

		17,758

Foreign Government (3%)
280,000	Republic of Brazil, 11.00%, 1/11/12	343
160,000	Republic of Chile, 5.41%, 1/28/08	160
290,000	Republic of Colombia, 10.00%, 1/23/12	339
300,000	Republic of Philippines, 9.875%, 3/16/10	331
600,000	South Africa, 9.125%, 5/19/09	639
350,000	United Mexican States, 5.94%, 1/13/09	353

		2,165

Mortgage Backed (24%)
250,000	Arkle Master Issuer Plc 144A, 5.90%, 2/17/52 (b)	242
246,122	Banc of America Funding Corp., 7.269%, 6/20/35	245
155,135	Bear Stearns ABS, 6.33%, 6/25/43	157
9,768	Bear Stearns Mortgage Trust, 7.012%, 4/25/33	10
220,000	Broadgate Financing PLC, 6.724%, 1/5/20 (d)	438
355,417	Business Mortgage Finance PLC, 6.58%, 8/15/45 (d)	731
10,594	Drexel Burnham Lambert CMO Trust, 5.87%, 5/1/16	11
650,535	Federal Home Loan Mortgage, 5.25%, 8/15/11	652
516,132	FHARM, 5.601%, 2/1/34	524
883,688	FHR 2893 PA, 4.00%, 4/15/25	875
1,000,000	FHR 3279 PA, 5.50%, 2/15/23	1,008
124,213	First Republic Mortgage Loan Trust, 5.49%, 11/15/32	124
414,671	FNMA 661027, 6.597%, 7/1/27	418
159,223	FNMA 708712, 4.306%, 6/1/33	159
653,319	FNMA 865488, 6.938%, 2/1/36	663
903,402	FNMA ARM, 6.561%, 2/25/44	916
1,000,000	FNR 06-27 BF, 5.17%, 4/25/36	994
84,248	GNR 01-47 FA, 5.46%, 9/16/31	85
250,000	Grace Church Mortgage Financing PLC 144A, 5.90%, 11/20/56 (b)	241
300,000	Granite Master Trust PLC, 5.64%, 12/17/54	282
579,360	Harborview Mortgage Loan Trust, 6.065%, 1/19/35	579
150,000	Holmes Master Issuer Plc 144A, 5.63%, 7/15/40 (b)	146
631,894	Impac CMB Trust, 5.29%, 9/25/34	632
231,103	Mellon Residential Funding Corp., 5.52%, 8/15/32	229
313,096	MLCC Mortgage Investors, Inc., 7.07%, 8/25/29	315
134,621	Morgan Stanley Mortgage Loan Trust, 7.08%, 7/25/34	137
200,000	Permanent Master Issuer Plc, 5.64%, 7/17/42	199
1,014,427	Sequoia Mortgage Trust, 5.19%, 7/20/36	1,006
170,738	Sequoia Mortgage Trust, 5.39%, 10/20/27	170
297,795	Structured Asset Mortgage Investments Inc., 6.96%, 7/25/32	302
231,649	Structured Asset Mortgage Investments Inc., 7.12%, 2/19/35	231
58,066	Structured Asset Securities Corp., 7.37%, 8/25/32	58
988,392	Thornburg Mortgage Securities Trust, 5.01%, 6/25/37	978
112,200	Thornburg Mortgage Securities Trust, 5.21%, 4/25/43	112
256,556	Washington Mutual, 5.29%, 6/25/44	253
1,199,024	Wells Fargo MBS, 4.36%, 5/25/35	1,193

		15,315

U.S. Government Agency (10%)
4,500,000	FHLMC Disc Note, 4.75%, 12/10/07 (c)	4,477
2,000,000	FHLB Disc Note, 4.39%, 12/7/07 (c)	1,991

		6,468

Commercial Paper (7%) (c)
900,000	Archer Daniels Midland, 4.77%, 11/20/07	898
900,000	MDTPP, 4.68%, 11/14/07	898
900,000	Met LPP, 4.75%, 11/19/07	898

Principal		Value
or Shares	Security Description	(000)

800,000	QPP, 4.76%, 11/8/07	$799
900,000	Rabobank USA Finance, 4.84%, 11/16/07	898

		4,391

Total Bonds (Cost - $54,145)		53,717

Exchange Traded Funds (Cost - $7,136) (14%)
56,100	S&P 500 Depository Receipt Trust	8,676
Investment Company (Cost - $764) (1%)
763,724	Cash Reserves Money Market Fund *	764

Total (Cost - $62,045) (a) (99%)		63,157
Other Assets, net of Liabilities (1%)		939

Net Assets (100%)		$64,096

*        Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)      Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$1,758
Unrealized depreciation	(646)

Net unrealized appreciation	$1,112

(b)      Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)      Yield to maturity at time of purchase.
(d)      Par in local currency
(e)      Loan
Open Forward Currency Contracts to USD

			Contract	Unrealized
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Liabilities:
11/13/2007	British Pound (Sell 1,424)	2.0762	$2,957	$ (61)
Open Swap Contracts (000s)

				Unrealized
Contract	Fund	Expiration	Notional	Appreciation
Type	Receives	Date	Principal	(Depreciation)

Assets:
Interpublic Group Credit Default Swap	1.96%*	Jun-08	$220	$ 3
Egypt Total Return Swap	5.66%	Jul-08	EGP 3,500	26

				$ 29

Liabilities:
Interest Rate Swap	4.525%	Oct-09	$8,400	$ (10)
Interest Rate Swap	5.503%	Jun-11	230	(10)

				$ (20)

*	Annuity Premium
Open Future Contracts

			Current	Unrealized
Number of	Contract	Expiration	Value	Appreciation
Contracts	Type	Date	(000s)	(000s)

143	S&P 500	Dec-07	$55,588	$ 3,026

See notes to financial statements.
29      Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Technology	36%
Healthcare	14%
Industrial	10%
Consumer Staples	7%
Energy	6%
Other	27%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Common Stocks (93%)
Consumer Discretionary (4%)
34,600	Guess?, Inc.	$1,778
9,600	Las Vegas Sands Corp. (b)	1,278
43,300	McDonald’s Corp.	2,585

		5,641

Consumer Staples (7%)
71,700	Coca-Cola Co.	4,428
76,800	CVS Corp.	3,208
51,100	Tim Hortons, Inc.	1,937

		9,573

Energy (6%)
19,300	Cameron International Corp. (b)	1,879
10,200	ConocoPhillips	867
18,600	National-Oilwell Varco Inc. (b)	1,362
12,800	Schlumberger Ltd.	1,236
37,300	XTO Energy	2,476

		7,820

Financial (2%)
43,900	American Financial Group, Inc.	1,313
12,100	Prudential Financial Inc.	1,170

		2,483

Healthcare (14%)
56,900	Allergan Inc.	3,845
19,300	Celgene Corp. (b)	1,274
30,200	Covance Inc. (b)	2,492
43,500	Gilead Sciences Inc. (b)	2,009
48,700	Respironics, Inc. (b)	2,438
64,800	Thermo Fisher Scientific, Inc. (b)	3,811
44,300	VCA Antech, Inc. (b)	2,040

		17,909

Industrial (10%)
18,400	Deere & Co.	2,850
5,300	FedEx Corp.	548
23,500	L-3 Communications Holdings, Inc.	2,577
12,400	Potash Corp. of Saskatchewan Inc.	1,523
61,200	Quanta Services, Inc. (b)	2,020
52,700	Stericycle Inc (b)	3,074

		12,592

Principal		Value
or Shares	Security Description	(000)

Materials (6%)
16,000	Arcelor Mittal	$1,279
28,800	Monsanto Co.	2,811
46,000	Owens-Illinois, Inc. (b)	2,043
14,900	Praxair, Inc.	1,274

		7,407

Technology (36%)
17,000	Apple Computer, Inc. (b)	3,229
75,900	Applied Materials	1,474
40,700	Ciena Corp. (b)	1,948
128,100	Cisco Systems Inc. (b)	4,235
32,600	Cognizant Technology Solutions Corp. (b)	1,352
86,600	Corning Inc. (b)	2,102
153,400	EMC Corp.	3,895
32,800	GameStop Corp. (b)	1,941
6,600	Google Inc. (b)	4,666
73,700	Hewlett-Packard Co.	3,809
27,200	International Business Machines Corp.	3,158
34,000	Juniper Networks, Inc. (b)	1,224
8,500	MasterCard, Inc.	1,610
156,800	Mircosoft Corp.	5,772
44,600	NVIDIA Corp. (b)	1,578
141,600	Oracle Corp. (b)	3,139
30,300	Trimble Navigation Ltd. (b)	1,264

		46,396

Telecommunication (5%)
34,900	America Movil S.A de C.V	2,282
6,400	China Mobile (Hong Kong) Ltd.	664
51,900	Verizon Communications Inc.	2,391
43,600	Vimpel-Communications ADR	1,442

		6,779

Utilities (3%)
75,200	Allegheny Energy Inc. (b)	4,562

Total Common Stocks (Cost - 102,767)		121,162

Exchange Traded Funds (Cost - $5,573) (4%)
61,100	iShares Russell 1000 Growth Index Fund	3,886
31,200	iShares US Dow Jones Medical Equipment Index	1,884

		5,770

     Annual Report     30

Principal		Value
or Shares	Security Description	(000)

Investment Company (Cost - $3,719) (3%)
3,719,220	Cash Reserves Money Market Fund *	$3,719

Total (Cost - $112,059) (a) (100%)		130,651
Liabilities in excess of Other Assets (0%)		(26)

Net Assets (100%)		$130,625

*	Affiliated investment
All of the securities except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$18,971
Unrealized depreciation	(379)

Net unrealized appreciation	$18,592

(b) Non-income producing security.

See notes to financial statements.
31   Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	52%
AA	3%
A	9%
BBB	20%
BB	14%
B	2%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (cost - $112,747) (93%)
Brazil (USD) (1%)
1,100,000	Republic of Brazil, 11.00%, 1/11/12	$1,348
Cayman Islands (USD) (1%)
1,700,000	Transocean, Inc., 5.869%, 9/5/08	1,697
Colombia (USD) (2%)
1,800,000	Republic of Colombia, 10.00%, 1/23/12	2,106
Croatia (USD) (1%)
992,727	Croatia, 6.125%, 7/31/10	994
Mexico (USD) (3%)
1,510,000	America Movil SA de CV, 4.125%, 3/1/09	1,497
1,500,000	Telefonos De Mexico, 4.50%, 11/19/08	1,492
850,000	United Mexican States, 8.375%, 1/14/11	946

		3,935

Panama (USD) (1%)
1,150,000	Republic of Panama, 9.375%, 7/23/12	1,339
Philippines (USD) (3%)
980,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	1,044
1,700,000	Republic of Philippines, 9.875%, 3/16/10	1,879

		2,923

Russia (USD) (1%)
1,077,825	Russia, 8.25%, 3/31/10 (b)	1,125
Singapore (USD) (1%)
1,490,000	ICICI Bank Ltd. Singapore 144A, 5.75%, 11/16/10 (b)	1,496
United Kingdom (GBP) (4%)
520,000	Broadgate Financing PLC, 6.724%, 1/5/20	1,036
890,000	CPUK Mortgage Finance Ltd., 6.90%, 10/10/18	1,795
325,000	Greene King Finance PLC, 7.13%, 6/15/31	638
445,288	W&DB Issuer PLC, 6.84%, 7/15/20	890

		4,359

United Kingdom (USD) (1%)
500,000	Grace Church Mortgage Financing PLC 144A, 5.90%, 11/20/56 (b)	483
750,000	Granite Master Trust PLC, 5.64%, 12/17/54	706
400,000	Vodafone Group PLC, 5.288%, 12/28/07	400

		1,589

Principal		Value
or Shares	Security Description	(000)

United States (EUR) (1%)
1,100,000	SLM Corp., 4.93%, 12/15/10	$1,498
United States (USD) (71%)
150,000	Allegheny Energy Supply, 7.80%, 3/15/11	159
647,672	Ameritrade Holding Corp., 6.63%, 12/31/12 (d)	636
702,000	Anadarko Petroleum Corp., 6.09%, 9/15/09	699
500,000	Arkle Master Issuer Plc 144A, 5.90%, 2/17/52 (b)	485
90,000	Ball Corp., 6.875%, 12/15/12	92
750,000	Bank of America Credit Card Trust, 5.32%, 3/15/12	736
719,563	BLITZ 06-103 GMBH, 7.81%, 12/4/13 (d)	705
2,000,000	BMW Vehicle Owner Trust, 5.19%, 6/25/13	1,992
2,300,000	Capital One Prime Auto Receivables Trust, 3.86%, 8/15/11	2,279
320,000	Clear Channel Communication, 4.25%, 5/15/09	308
300,000	Countrywide Asset-Backed Certificates, 5.77%, 11/25/37	82
660,000	CSX Corp., 6.25%, 10/15/08	667
960,000	DaimlerChrysler NA Holding, 4.05%, 6/4/08	952
313,425	Dean Foods Co., 6.70%, 4/2/14	304
1,155,000	Echostar DBS Corp., 5.75%, 10/1/08	1,155
5,446,697	FH 1G1028 ARM, 5.591%, 7/1/36	5,500
3,576,037	FH 1H2665 ARM, 5.699%, 11/1/36	3,589
604,113	FH 782784 ARM, 4.384%, 10/1/34	595
4,980,155	FN 881868 ARM, 5.577%, 6/1/36	5,031
1,221,455	FNMA 794792 ARM, 5.085%, 10/1/34	1,221
2,972,000	FNMA, 4.375%, 9/13/10	2,972
350,000	Ford Motor Credit Co., 7.25%, 10/25/11	326
744,375	Freescale Semiconductor, 7.33%, 12/1/13 (d)	716
500,000	General Motors Acceptance Corp., 5.125%, 5/9/08	491
58,744	Georgia-Pacific Corp., 6.948%, 12/20/12 (d)	57
71,968	Georgia-Pacific Corp., 7.26%, 12/20/12 (d)	70
575,747	Georgia-Pacific Corp., 7.47%, 12/20/12 (d)	561
35,984	Georgia-Pacific Corp., 7.47%, 12/20/12 (d)	35
1,000,000	Great America Leasing Receivables 144A, 5.34%, 1/15/10 (b)	1,003
2,050,621	GSR Mortgage Loan Trust, 4.539%, 9/25/35	2,034
3,877,801	Harborview Mortgage Loan Trust, 5.301%, 12/19/35	3,889
726,989	HCA Inc., 6.69%, 11/17/12 (d)	704
1,650,000	Intl. Lease Finance Corp., 5.72%, 5/24/10	1,645
375,000	JP Morgan Mortgage Acquisition Corp.,5.57%, 3/25/37	140

     Annual Report     32

Principal		Value
or Shares	Security Description	(000)

1,085,000	KB Home, 8.625%, 12/15/08	$1,074
1,320,000	Kroger Co., 7.45%, 3/1/08	1,329
3,500,000	LB-UBS Commercial Mortgage Trust, 3.62%, 1/15/29	3,430
740,625	Lyondell Chemical, 6.63%, 8/16/13 (d)	738
1,875	Lyondell Chemical, 6.85%, 8/16/13 (d)	2
1,501,992	Marlin Leasing Receivables Llc. 144A, 5.63%, 9/15/13 (b)	1,503
1,500,000	Masco Corp., 6.004%, 3/12/10	1,474
1,140,000	MGM Mirage Inc., 6.00%, 10/1/09	1,143
500,000	Morgan Stanley ABS Capital I, 5.42%, 5/25/37	178
450,000	PSEG Energy Holdings, 8.625%, 2/15/08	455
3,669,041	Residential Funding Mortgage Securities, 3.64%, 3/25/34	3,450
290,984	Sierra Receivables Funding Co. 144A, 5.14%, 3/20/19 (b)	288
960,000	SLM Corp., 5.22%, 7/27/09	923
2,000,000	SLM Corp., 5.24%, 7/26/10	1,887
1,090,000	Smithfield Foods Inc., 8.00%, 10/15/09	1,128
3,160,206	Structured ARM Loan Trust, 5.38%, 5/25/35	3,153
395,980	Supervalu Inc., 6.62%, 6/2/12 (d)	392
3,866,511	Thornburg Mortgage Securities Trust, 3.29%, 3/25/44	3,811
428,000	U.S. Treasury Note, 3.75%, 5/15/08	427
1,200,000	Unisys Corp., 6.875%, 3/15/10	1,158
2,139,829	USXL Funding LLC. 144A, 5.38%, 4/15/14 (b)	2,143
2,000,000	Washington Mutual Inc., 5.54%, 1/15/10	1,964
1,776,860	Washington Mutual, 4.24%, 6/25/34	1,754
1,679,673	Washington Mutual, 4.92%, 8/25/35	1,661
2,493,634	Washington Mutual, 6.08%, 10/25/36	2,495
4,371,568	Wells Fargo MBS, 4.58% 12/25/34	4,356
372,278	Wells Fargo MBS, 6.54%, 7/25/34	373
800,000	Wyeth, 4.375%, 3/1/08	799

		85,318

Commercial Paper (2%)
2,000,000	Archer Daniels Midland, 4.77%, 11/27/07 (c)	1,993
Investment Company (Cost - 7,100) (6%)
7,100,170	Cash Reserves Money Market Fund *	7,100

Total (Cost - $119,847) (a) (99%)		118,820
Other Assets, net of Liabilities (1%)		911

Net Assets (100%)		$119,731

*      Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$511
Unrealized depreciation	(1,538)

Net unrealized appreciation	$(1,027)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1993. It has been deemed liquid under guidelines approved by the Board.
(c)	Yield to maturity at time of purchase.
(d)	Loan

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Liabilities:
11/13/2007	Euro (Sell 1,033)	1.4469	$1,495	$(35)
11/13/2007	British Pound (Sell 2,157)	2.0762	4,478	(92)

				$(127)

Open Swap Contracts (000s )

				Unrealized
Contract	Fund	Expiration	Notional	Appreciation
Type	Receives	Date	Principal	(Depreciation)

Asset:
Egypt Total Return Swap	5.66%	Jul-08	EGP 7,100	$ 53
Liability:
Russia Total Return Swap	7.85%	Feb-11	RUB 18,990	$ (8)
Open Future Contracts (000s )

			Contract	Unrealized
Number of		Expiration	Value	Appreciation
Contracts	Contract Type	Date	(000s)	(000s)

319	U.S. Treasury 2 Year Note Future	Dec-07	$66,068	$197
24	U.S. Treasury 10 Year Note Future	Dec-07	2,640	15
			$68,708	$212

See notes to financial statements.
33      Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value

AAA	50%
AA	5%
A	18%
BBB	15%
BB	7%
B	5%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $96,928) (105%)
Belgium (EUR) (1%)
340,000	Barry Callebaut Services NV, 6.00%, 7/13/17	$487
Canada (CAD) (3%)
2,720,000	Canadian Government, 5.00%, 6/1/14	2,987
Cayman Islands (EUR) (2%)
1,500,000	MBNA American Europe, 5.45%, 4/19/11	2,216
Cayman Islands (USD) (0%)
251,000	Vale Overseas Ltd., 6.88%, 11/21/36	262
Colombia (USD) (1%)
580,000	Republic of Colombia, 7.38%, 1/27/17	641
El Salvador (USD) (0%)
250,000	Republic of El Salvador, 7.65%, 6/15/35	291
France (EUR) (2%)
300,000	BNP Paribas, 5.019%, 4/29/49	410
370,000	France Telecom, 4.75%, 2/21/17	521
350,000	Renault, 4.5%, 4/16/12	499
100,000	Schneider Electric SA, 5.375%, 1/8/15	147
600,000	Veolia Environment, 4.00%, 2/12/16	794

		2,371

Germany (EUR) (7%)
790,000	Bundesrepublic Deutschland, 3.75%, 1/4/17	1,103
300,000	Bundesrepublic Deutschland, 4.00%, 1/4/37	400
875,000	Bundesrepublic Deutschland, 4.75%, 7/4/34	1,311
810,000	Deutsche Bundesrepublik, 5.50%, 1/4/31	1,332
775,000	Deutsche Bundesrepublik, 6.25%, 1/4/24	1,350
480,000	Voith AG, 5.375%, 6/21/17	690

		6,186

Indonesia (USD) (0%)
290,000	Republic of Indonesia, 8.50%, 10/12/35 (d)	354
Italy (EUR) (1%)
650,000	Sanpaolo Imi, 4.85%, 4/19/16	926
Japan (JPY) (8%)
47,000,000	Japan-19 (30 Year Issue), 2.30%, 6/20/35	398
265,000,000	Japan-253 (10 Year Issue), 1.60%, 9/20/13	2,355
340,000,000	Japan-283 (10 Year Issue), 1.80%, 9/20/16	3,030
215,000,000	Japan-61 (20 Year Issue), 1.00%, 3/20/23	1,619

		7,402

Luxembourg (EUR) (1%)
200,000	Beverage Packaging Holding, 8.00%, 12/15/16	279
200,000	Calcipar SA, 5.986%, 7/1/14	275
400,000	Telecom Italia Finance SA, 6.875%, 1/24/13	624

		1,178

Principal		Value
or Shares	Security Description	(000)

Luxembourg (GBP) (0%)
150,000	Glencore Finance Europe, 6.50%, 2/27/19	$305
Mexico (USD) (2%)
350,000	America Movil SA de CV 144A, 5.30%, 6/27/08 (b)	350
800,000	United Mexican States, 5.94%, 1/13/09	807
290,000	United Mexican States, 6.75%, 9/27/34	325

		1,482

Netherlands (EUR) (0%)
250,000	Clondalkin Acquisition, 6.73%, 12/15/13	351
Netherlands (GBP) (1%)
200,000	Deutsche Telekom International Finance, 7.125%, 9/26/12	432
155,000	Linde Finance BV, 5.875%, 4/24/23	309

		741

Panama (USD) (1%)
280,000	Republic of Panama, 6.70%, 1/26/36	295
560,000	Republic of Panama, 9.375%, 7/23/12	652

		947

Philippines (USD) (1%)
340,000	Republic of Philippines, 7.75% 1/14/31	389
350,000	Republic of Philippines, 9.875%, 1/15/19	457

		846

Russia (USD) (1%)
504,900	Russia Government International Bond, 7.50%, 3/31/30 (d)	570
South Africa (EUR) (0%)
340,000	Edcon Proprietary Ltd., 7.98%, 6/15/14	458
Spain (EUR) (2%)
650,000	Santander Issuances, 4.924%, 3/3/16	927
400,000	Telefonica Emisiones Sau, 4.67%, 2/7/14	570

		1,497

Spain (GBP) (0%)
200,000	Telefonica Emisiones Sau, 5.88%, 1/31/14	410
United Kingdom (EUR) (3%)
390,000	Aviva Plc, 4.7291%, 11/28/14	529
410,000	British Telecom Plc, 5.25%, 6/23/14	599
450,000	FCE Bank Plc, 7.125%, 1/15/13	582
450,000	Old Mutual PLC, 4.50%, 1/18/17	631
400,000	Standard Chartered Bank, 3.63%, 2/3/17	540

		2,881

     Annual Report     34

Principal		Value
or Shares	Security Description	(000)

United Kingdom (GBP) (5%)
600,000	Canary Wharf Finance Plc, 6.826%, 10/22/37 (d)	$1,174
900,000	Greene King Finance PLC, 7.13%, 6/15/31	1,766
200,000	HSBC Bank PLC, 5.38%, 11/4/30	385
190,000	Royal Bank of Scotland PLC, 6.25%, 12/27/47	391
727,000	United Kingdom Gilt, 4.25%, 3/7/36	1,442

		5,158

United States (EUR) (8%)
450,000	AT&T Inc., 4.375%, 3/15/13	637
760,000	Bear Stearns Co. Inc., 4.905%, 10/20/09	1,076
190,000	Chesapeake Energy Corp., 6.25%, 1/15/17	271
750,000	Int’l Lease Finance Corp., 5.235%, 7/6/10	1,086
250,000	JP Morgan Chase & Co, 4.38%, 11/12/19	344
85,000	Procter & Gamble Co., 5.125%, 10/24/17	124
330,000	Schering-Plough, 5.375%, 10/1/14	482
580,000	SLM Corp., 4.75%, 3/17/14	735
665,000	SLM Corp., 4.976%, 4/26/11	898
1,150,000	SLM Student Loan TR 04-2, 4.40%, 4/25/14 (d)	1,626

		7,279

United States (GBP) (1%)
200,000	BA Credit Card Trust, 5.45%, 9/17/13	386
200,000	Goldman Sachs Group Inc. EMTN, 5.25%, 12/15/15	386

		772

United States (USD) (53%)
377,000	ACE INA Holdings Inc., 5.88%, 6/15/14	385
387,000	Allergan Inc., 5.75%, 4/1/16	391
196,000	AT&T Wireless, 8.75%, 3/1/31	254
306,000	Bank of America Corp., 4.25%, 10/1/10	302
107,401	Bear Stearns ABS, 6.33%, 6/25/43	109
71,787	Bear Stearns Alt-A Trust, 7.38%, 6/25/34	73
870,000	Case New Holland Inc., 6.00%, 6/1/09	874
296,000	Cisco Systems Inc., 5.25%, 2/22/11	299
251,000	Comcast Corp., 6.50%, 1/15/17	263
599,000	Cox Communications Inc., 5.45%, 12/15/14	589
425,000	CSC Holdings Inc., 7.25%, 7/15/08	427
536,000	DaimlerChrysler NA Holding, 5.75%, 9/8/11	547
870,000	Echostar DBS Corp., 5.75%, 10/1/08	870
736,441	EMC Mortgage Loan Trust 144A, 5.34%, 4/25/42 (b)	719
410,000	Equistar Chemicals LP, 8.75%, 2/15/09	428
600,000	Erac USA Finance Co. 144A, 5.23%, 4/30/09 (b)	597
224,000	ERP Operating Lp, 5.375%, 8/1/16	215
1,100,000	FNMA 5.00%, 30Y TBA (c)	1,055
5,130,000	FNMA 5.50%, 30Y TBA (c)	5,055
570,000	FNMA 5.50%, 30Y TBA (c)	561
4,940,000	FNMA 6.00%, 30Y TBA (c)	4,976
890,000	FNMA 6.50%, 30Y TBA (c)	911
128,958	Greenpoint Mortgage Funding Trust, 5.15%, 6/25/45	125
853,116	Harborview Mortgage Loan Trust, 5.301%, 12/19/35	856
240,000	Illinois State, 5.10%, 6/1/33	228
90,087	Indymac Indx Mortgage Loan Trust, 7.488%, 10/25/34	90
415,000	KB Home, 8.625%, 12/15/08	411
245,000	Lockheed Martin Corp., 6.15%, 9/1/36	253
860,000	MGM Mirage Inc., 6.00%, 10/1/09	862
252,000	Midamerican Energy Holdings, 6.125%, 4/1/36	250
259,000	News America Inc., 6.40%, 12/15/35	258
325,000	Oracle Corp., 5.00%, 1/15/11	326
403,000	Pacific Gas & Electric, 4.80%, 3/1/14	391
805,000	Sequa Corp., 9.00%, 8/1/09	867
815,000	Smithfield Foods Inc., 8.00%, 10/15/09	844
512,000	Sprint Nextel Communications, 6.875%, 10/31/13	514
354,386	Structured ARM Loan Trust, 7.32%, 10/25/34	358
2,569,183	Thornburg Mortgage Securities Trust, 3.29%, 3/25/44	2,532
587,402	Thornburg Mortgage Securities Trust, 5.24%, 9/25/34	586
213,000	Time Warner Entertainment, 8.375%, 7/15/33	256
5,289,004	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	5,287
5,300,000	U.S. Treasury Note, 4.25%, 9/30/12	5,324

Principal		Value
or Shares	Security Description	(000)

1,114,000	U.S. Treasury Note, 4.50%, 5/15/17	$1,118
200,000	U.S. Treasury Note, 4.63%, 11/15/16	203
350,000	U.S. Treasury Note, 4.75%, 1/31/12	359
5,000,000	U.S. Treasury Note, 4.875%, 5/31/08	5,020
368,000	Valero Energy Corp., 6.875%, 4/15/12	389
522,000	Viacom Inc., 5.625%, 8/15/12	524
1,399,728	Washington Mutual, 4.92%, 8/25/35	1,384
330,000	Western Union Co., 5.67%, 11/17/08	330

		49,845

Uruguay (USD) (1%)
520,000	Republica Orient Uruguay, 7.63%, 3/21/36	584
Investment Companies ( Cost - $9,194) (9%)
4,976,724	Cash Reserves Money Market Fund *	4,977
502,281	Paydenfunds High Income Fund *	4,058

		9,035

Total (Cost - $106,122) (a) (114%)		108,462
Liabilities in excess of Other Assets (-14%)		(13,686)

Net Assets (100%)		$94,776

*       Affiliated investments
All of the securities except the Cash Reserves Money Market Fund, are held by the custodian or broker in a segregated account.
(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,687
Unrealized depreciation	(347)

Net unrealized appreciation	$2,340

(b)     Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c) Security purchased on a delayed delivery basis.

(d)     Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

35      Paydenfunds

Open Forward Currency Contracts to USD

			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
12/12/2007	China Renminbi (Buy 5,270)	7.4269	$710	$4
12/12/2007	China Renminbi (Buy 8,015)	7.4269	1,079	2
1/30/2008	Indian Rupee (Buy 11,280)	39.4838	286	1
1/16/2008	Singapore Dollar (Buy 420)	1.4408	292	4

				$11

Liabilities:
11/13/2007	Canadian Dollar (Sell 2,883)	0.9495	$3,036	$(144)
11/13/2007	Euro (Sell 7,775)	1.4469	11,250	(264)
11/13/2007	Euro (Sell 11,259)	1.4469	16,291	(378)
11/13/2007	British Pound (Sell 3,702)	2.0762	7,686	(158)
11/13/2007	British Pound (Sell 232)	2.0762	482	(6)
11/13/2007	British Pound (Sell 230)	2.0762	478	(4)
1/22/2008	Indonesian Rupiah (Sell 2,299,000)	9,092	253	—
11/13/2007	Japanese Yen (Sell 818,000,000)	115.0923	7,107	(58)
2/22/2008	Philippines Peso (Buy 27,310)	43.8247	623	(4)
1/9/2008	New Taiwan Dollar (Sell 15,280)	32.1953	475	(3)

				$(1,019)

Open Swap Contracts (000s)

					Unrealized
Contract	Annuity	Expiration	Notional		Appreciation
Type	Premium	Date	Principal		(Depreciation)

Assets:
AK Steel Credit Default Swap	0.98%	Dec-08		$500	$ 2
Avis Credit Default Swap	1.10%	Dec-08		500	3
Bombardier Credit Default Swap	1.20%	Dec-08		500	4
Brazil Credit Default Swap	1.485%	Feb-17		540	14
Colombia Credit Default Swap	1.635%	Feb-17		540	4
Interpublic Group Credit Default Swap	1.37%	Dec-08		500	5
Nortel Credit Default Swap	1.63%	Dec-08		500	—
Brazil Total Return Swap	5.39%*	Jan-14	BRL	1,300	156
Egypt Total Return Swap	5.67%*	Jul-08	EGP	5,600	42
Indonesia Total Return Swap	5.38%*	Jul-08	IDR	4,700,000	3
Japan Interest Rate Swap	1.506%*	Jun-11	JPY	500,000	71

					$ 304

Liabilities:
Advanced Micro Devices Credit Default Swap	0.99%	Dec-08		$500	$ (9)
Freescale Semiconductor Credit Default Swap	1.50%	Dec-08		500	(7)
Gazprom Credit Default Swap	1.05%	Jul-08		390	(8)
INEOS Group Credit Default Swap	1.05%	Dec-08		500	(3)
Unisys Credit Default Swap	1.55%	Dec-08		500	(5)
United Rentals Credit Default Swap	1.30%	Dec-08		500	(12)

					$ (44)

*	Fund Receives
Open Future Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	Depreciation
Contracts	Contract Type	Date	(000s)	(000s)

15	Euro Bobl Future	Dec-07	$2,337	$—
14	Long Gilt Future	Dec-07	3,120	(15)
12	U.S. Treasury 10 Year
	Note Future	Dec-07	1,320	11
54	Euro Bund Future	Dec-07	8,853	15

				$11

See notes to financial statements.
     Annual Report     36

The Fund seeks a high level of total return by generally investing in below investment grade securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	2%
A	8%
BBB	24%
BB	41%
B	23%
Unrated	2%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Bonds (Cost - $143,091) (93%)
Argentina (USD) (8%)
8,320,000	Republic of Argentina, 1.33%, 12/31/38	$3,931
5,925,000	Republic of Argentina, 5.389%, 8/3/12	5,404
3,700,000	Republic of Argentina, 7.00%, 9/12/13	3,330

		12,665

Brazil (BRL) (3%)
9,450,000	Nota Do Tesouro Nacional, 10.00%, 1/1/17	4,895
Brazil (USD) (12%)
2,940,000	Republic of Brazil, 12.25%, 3/6/30	5,196
1,490,000	Republic of Brazil, 7.125%, 1/20/37	1,725
6,740,000	Republic of Brazil, 7.875%, 3/7/15	7,673
4,030,000	Republic of Brazil, 8.25%, 1/20/34	5,233

		19,827

Colombia (USD) (7%)
6,110,000	Republic of Colombia, 10.00%, 1/23/12	7,149
2,840,000	Republic of Colombia, 7.38%, 1/27/17	3,141

		10,290

Egypt (EGP) (2%)
17,000,000	Arab Republic of Egypt, 8.75%, 7/18/12	3,230
El Salvador (USD) (2%)
2,760,000	Republic of El Salvador, 7.65%, 6/15/35 (c)	3,209
Guatemala (USD) (2%)
2,650,000	Republic of Guatemala, 9.25%, 8/1/13	3,074
Indonesia (USD) (5%)
3,860,000	Republic of Indonesia, 7.50%, 1/15/16	4,228
2,610,000	Republic of Indonesia, 8.50%, 10/12/35	3,184

		7,412

Mexico (MXN) (3%)
35,000,000	America Movil SA de CV, 9.00%, 1/15/16	3,373
14,130,000	Mexican Fixed Rate Bonds, 10.00%, 12/5/24	1,580

		4,953

Mexico (USD) (7%)
2,200,000	Pemex Project Funding Master Trust 144A,5.75%, 3/1/18 (b)	2,230
2,820,000	United Mexican States, 6.75%, 9/27/34	3,161
2,580,000	United Mexican States, 8.00%, 9/24/22	3,199
2,380,000	United Mexican States, 8.30%, 8/15/31	3,130

		11,720

Principal		Value
or Shares	Security Description	(000)

Panama (USD) (3%)
4,570,000	Republic of Panama, 6.70%, 1/26/36	$4,821
Peru (PEN) (1%)
4,310,000	Peru Bono Soberano, 9.91%, 5/5/15	1,764
Peru (USD) (3%)
4,510,000	Republic of Peru, 8.375%, 5/3/16	5,333
Philippines (USD) (9%)
3,070,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	3,270
2,817,000	Republic of Philippines, 7.75% 1/14/31	3,225
4,180,000	Republic of Philippines, 8.00%, 1/15/16	4,755
2,490,000	Republic of Philippines, 9.875%, 1/15/19	3,249

		14,499

Russia (USD) (10%)
2,740,000	Alrosa Finance SA, 8.875%, 11/17/14 (c)	3,017
4,740,000	Gazprom, 7.288%, 8/16/37	5,029
6,662,700	Russia Government International Bond, 7.50%,3/31/30 (c)	7,516

		15,562

Singapore (USD) (2%)
3,040,000	ICICI Bank Ltd. Singapore 144A, 5.75%,11/16/10 (b)	3,052
Turkey (TRY) (2%)
12,900,000	JP Morgan Chase & Co. 144A, 0.00%, 10/4/17 (b)	3,451
United States (USD) (1%)
1,000,000	U.S. Treasury Note, 4.875%, 4/30/08	1,004
Uruguay (USD) (2%)
2,822,001	Republica Orient Uruguay, 7.63%, 3/21/36	3,168
Uruguay (UYU) (2%)
73,280,687	Republica Orient Uruguay, 5.00%, 9/14/18	3,639
Venezuela (USD) (4%)
1,610,000	Republic of Venezuela, 7.65%, 4/21/25 (c)	1,527
3,660,000	Republic of Venezuela, 9.25%, 9/15/27	4,021

		5,548

Vietnam (USD) (3%)
4,870,000	Republic of Vietnam 144A, 6.875%, 1/15/16 (b)	5,199
Investment Company (Cost - $5,663) (4%)
5,662,561	Cash Reserves Money Market Fund *	5,663

Total (Cost - $148,754) (a) (97%)		153,978
Other Assets, net of Liabilities (3%)		4,230

Net Assets (100%)		$158,208

37      Paydenfunds

*    Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a) Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$5,790
Unrealized depreciation	(566)

Net unrealized appreciation	$5,224

(b)   Security offered only to qualified institutional investors , and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)   Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
12/12/2007	China Renminbi (Buy 11,374)	7.4269	$1,531	$9
12/12/2007	China Renminbi (Buy 10,892)	7.4269	1,467	2
12/12/2007	China Renminbi (Buy 18,004)	7.4269	2,424	5
11/30/2007	Indonesian Rupiah (Buy 43,809,100)	9,092	4,818	31
3/24/2008	Kuwaiti Dinar (Buy 850)	0.2749	3,092	34

				$81

Liabilities:
11/30/2007	Brazilian Real (Sell 4,920)	1.7436	$2,822	$(128)
11/30/2007	Peruvian New Sol (Sell 5,415)	2.9950	1,808	(15)
1/7/2008	Philippines Peso (Buy 69,650)	43.7490	1,592	(12)

				$(155)

Open Swap Contracts (000s)

				Unrealized
Contract	Annuity	Expiration	Notional	Appreciation
Type Long	Premiun	Date	Principal	(Depreciation)

Assets:
Argentina Credit Default Swap	3.87%	Nov-12	$11,730	$ 74
Brazil Credit Default Swap	1.05%	Nov-11	12,600	178
Colombia Credit Default Swap	1.65%	Sep-17	2,120	14
Gazprom Credit Default Swap	-1.11%	Oct-12	11,250	10
Peru Credit Default Swap	0.86%	Mar-12	13,400	35
Philippines Credit Default Swap	-0.48%	Jun-09	8,300	17
Russia Credit Default Swap	0.75%	Aug-12	12,800	63
Russia Credit Default Swap	0.70%	Oct-12	6,400	8
South Africa Credit Default Swap	0.575%	Aug-12	6,330	63
Turkey Credit Default Swap	1.66%	May-12	6,000	91
Turkey Credit Default Swap	1.74%	Nov-11	13,400	241
Venezuela Credit Default Swap	-0.60%	Nov-08	8,600	68
Venezuela Credit Default Swap	-0.80%	Nov-08	3,200	9
Venezuela Credit Default Swap	-0.85%	Jan-09	1,600	14
Venezuela Credit Default Swap	3.73%	Oct-12	9,800	176
Brazil Total Return Swap	5.388%*	Jan-14	BRL 4,000	479
Brazil Total Return Swap	5.367%*	Jan-14	BRL 3,500	624
Brazil Total Return Swap	5.367%*	Jan-14	BRL 2,500	357
Egypt Total Return Swap	5.66%*	Jul-08	EGP 20,100	150

				$ 2,671

Liabilities:
Brazil Credit Default Swap	-1.69%	Nov-16	$7,600	$ (307)
Gazprom Credit Default Swap	0.90%	Oct-09	25,570	(29)
Indonesia Credit Default Swap	1.075%	Jun-12	8,300	(28)
Interest Rate Swap	5.328%*	Aug-17	10,105	(75)
Peru Credit Default Swap	-0.395%	Mar-09	13,400	(3)
Russia Credit Default Swap	0.59%	Oct-12	5,110	(20)
Turkey Credit Default Swap	-0.70%	May-09	13,500	(54)
Turkey Credit Default Swap	-0.695%	Nov-08	29,800	(114)
Venezuela Credit Default Swap	1.655%	Jan-12	700	(34)
Venezuela Credit Default Swap	1.48%	Nov-11	1,400	(63)
Venezuela Credit Default Swap	1.47%	Nov-11	3,880	(190)
Mexico Interest Rate Swap	8.25%*	Sep-17	MXN 81,000	(7)
Russia Total Return Swap	7.07%*	Feb-11	RUB 41,250	(19)

				$ (943)

*	Fund Receives

See notes to financial statements.
Annual Report      38

October 31, 2007
Numbers in 000s

	Cash Reserves	Limited	Short	U.S.		Core
	Money Market	Maturity	Bond	Government	GNMA	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value*	$200,141	$148,723	$333,670	$62,441	$251,249	$946,107
Affiliated investments, at value **		883	10,167	423	6,467	10,906
Repurchase agreement, at cost and value	411,400
Foreign cash***		14
Cash Restricted cash
Receivable for:
Interest, dividends and paydowns	605	614	2,595	691	950	9,087
Investments sold					25,697	161,035
Fund shares sold	3	83	28	3	80	5
Futures					34
Forward currency contracts						534
Swaps			11
Receivable from Advisor (Note 3)	25	1		14
Other assets	87	39	65	33	36	73

Total Assets	612,261	150,357	346,536	63,605	284,513	1,127,747

LIABILITIES:
Payable for:
Bank overdraft
Investments purchased	5,225	1	5,500	6,326	121,451	439,362
Fund shares redeemed	9	646	132	1,378	45	9
Futures		45	233
Forward currency contracts		69				341
Swaps		24				108
Distributions payable	452	11	62	2	60
Accrued expenses:
Investment advisory fees (Note 3)			35		18	22
Administration fees (Note 3)	63	16	35	6	16	82
Trustee fees and expenses	8	2	4		2	9
Other liabilities	107	61	105	49	70	208

Total Liabilities	5,864	875	6,106	7,761	121,662	440,142

NET ASSETS	$606,397	$149,482	$340,430	$55,844	$162,851	$687,606

NET ASSETS:
Paid in capital	$606,615	$156,469	$349,620	$57,186	$169,972	$714,073
Accumulated net investment income (loss)	(54)	58	(62)	(2)	(28)
Accumulated net realized gains (losses)	(164)	(4,825)	(9,264)	(1,929)	(7,379)	(29,977)
Net unrealized appreciation (depreciation) from:
Investments and derivatives		(2,153)	136	589	286	3,687
Translation of assets and liabilities in foreign currencies		(67)				(177)

NET ASSETS	$606,397	$149,482	$340,430	$55,844	$162,851	$687,606

Outstanding shares of beneficial interest (unlimited shares authorized, $0.001 par value)	606,558	15,472	34,214	5,286	16,745	68,284

NET ASSET VALUE — offering and redemption price per share in whole dollars	$1.00	$9.66	$9.95	$10.56	$9.73	$10.07

* Investments, at cost	$200,141	$150,823	$333,785	$61,852	$250,986	$942,312
** Affiliated investments, at cost		883	10,167	423	6,467	10,906
*** Foreign cash, at cost		13
See notes to financial statements.
39	Paydenfunds

Opportunity	High	Tax Exempt	California	Value	Market	U.S. Growth	Global	Global	Emerging
Bond	Income	Bond	Municipal	Leaders	Return	Leaders	Short Bond	Fixed Income	Markets Bond
Fund	Fund	Fund	Income Fund	Fund	Fund	Fund	Fund	Fund	Fund

$70,644	$243,772	$13,826	$44,845	$81,671	$62,393	$126,932	$111,720	$99,427	$148,315
	6,529			1,250	764	3,719	7,100	9,035	5,663
					6		83	3,029
				2,287
	370	43	56				198	22
143					20		39	152	925
652	5,544	187	614	58	336	62	886	1,324	2,340
17,699				310				3,259	2,169
	151				3	48	3	15	107
					680
28								11	81
189	18				29		53	304	2,672
		5					59
29	47	14	4	17	22	15	33	44	19

89,241	256,431	14,075	45,519	85,593	64,233	130,776	120,135	116,470	161,365

28									1,793
33,773	1,040			2,596				20,442	28
	67	15	11	2			43	47	42
							121	40
27					61		127	1,019	155
11	136				20		8	44	943
		1	9
	77		6	29	1	49		6	46
6	28	1	5	9	7	13	13	10	17
	6			1	1	3	1	1	4
51	94	36	39	49	47	86	91	85	129

33,896	1,448	53	70	2,686	137	151	404	21,694	3,157

$55,345	$254,983	$14,022	$45,449	$82,907	$64,096	$130,625	$119,731	$94,776	$158,208

$61,130	$295,818	$13,915	$44,700	$70,703	$61,352	$105,758	$127,246	$95,168	$158,397
		28		570	46		127	1,002	882
(6,399)	(36,835)	(37)	(76)	2,878	(1,389)	6,275	(6,749)	(3,058)	(7,988)
639	(4,000)	116	825	8,756	4,147	18,592	(770)	2,611	6,952
(25)					(60)		(123)	(947)	(35)

$55,345	$254,983	$14,022	$45,449	$82,907	$64,096	$130,625	$119,731	$94,766	$158,208

5,982	31,568	1,421	4,573	5,854	5,231	11,555	11,889	10,649	11,679

$9.25	$8.08	$9.87	$9.94	$14.16	$12.25	$11.30	$10.07	$8.90	$13.55

$70,183	$247,654	$13,710	$44,020	$72,915	$61,281	$108,340	$112,747	$96,928	$143,091
	6,529			1,250	764	3,719	7,100	9,194	5,663
					6		80	3,014
See notes to financial statements.
Annual Report  40

Period ended October 31, 2007
Dollars in 000s

	Cash Reserves	Limited	Short	U.S.		Core
	Money Market	Maturity	Bond	Government	GNMA	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income (Note 2)	$30,092	$8,193	$15,693	$2,465	$8,125	$42,249
Dividend income	164
Dividend income from affiliated investments		196	265	80	166	583
Foreign tax withholdings

Investment Income	30,256	8,389	15,958	2,545	8,291	42,832

EXPENSES:
Investment advisory fees (Note 3)	866	434	901	147	417	2,258
Administration fees (Note 3)	693	186	386	63	185	968
Shareholder servicing fees		12	48	7	13	115
Custodian fees	43	25	29	13	30	91
Transfer agent fees	70	28	52	29	39	86
Registration and filing fees	37	33	31	39	23	34
Trustee fees and expenses	74	20	42	6	19	109
Printing and mailing costs	57	15	31	5	15	75
Legal fees	18	5	25	2	5	60
Publication expense	14	9	12	4	8	22
Pricing fees	3	7	9	4	9	17
Fund accounting fees	105	29	59	14	32	148
Insurance	37	13	20	3	7	46
Audit fees	39	36	37	34	35	42
Other expenses	10	3	5	1	3	14
Expenses previously deferred (Note 3)

Gross Expenses	2,066	855	1,687	371	840	4,085
Custodian credits (Note 2)	(9)	(5)	(2)	(1)	(2)	(19)
Expense subsidy (Note 3)	(902)	(215)	(170)	(95)	(67)	(357)

Net Expenses	1,155	635	1,515	275	771	3,709

Net Investment Income	29,101	7,754	14,443	2,270	7,520	39,123

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	4	(123)	133	(85)	(74)	(2,205)
Foreign currency transactions		(165)	(149)			(1,948)
Futures contracts		(248)	(237)	(27)	(75)	(1,427)
Swap contracts		(318)	(333)			(1,581)
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		(1,965)	1,509	740	176	(5,681)
Translation of assets and liabilities in foreign currencies		(55)	30			44
Futures contracts		(56)	172		12	(108)
Swap contracts		(34)	(13)			728

Net Realized and Unrealized Gains (Losses)	4	(2,964)	1,112	628	39	(12,178)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,105	$4,790	$15,555	$2,898	$7,599	$26,945

See notes to financial statements.
41       Paydenfunds

Opportunity	High	Tax Exempt	California	Value	Market	U.S. Growth	Global	Global	Emerging
Bond	Income	Bond	Municipal	Leaders	Return	Leaders	Short Bond	Fixed Income	Markets Bond
Fund	Fund	Fund	Income Fund	Fund	Fund	Fund	Fund	Fund	Fund

$4,383	$20,131	$557	$1,781		$2,981	$6	$7,211	$5,462	$8,014
		5	8	$1,917	152	687
83	676			252	63	155	196	396	289
						(9)			(45)

4,466	20,807	562	1,789	2,169	3,196	839	7,407	5,858	8,258

229	951	45	140	411	174	546	418	372	597
98	326	17	52	99	75	109	167	149	159
13	53			4		44	34	25	74
21	21	2	4	12	21	19	10	52	44
22	54	14	17	47	22	27	32	36	35
22	23	15		18	15	24	25	37	20
11	39	2	6	11	8	12	23	17	19
6	25	1	4	8	6	11	17	9	18
5	19	1	1	3	5	3	12	7	12
7	11	3	6	4	6	4	9	8	6
11	19	5	7		9		7	19	5
19	52	7	13	19	15	22	37	23	33
6	16	1	2	4	4	5	16	11	4
35	37	33	34	34	34	35	43	41	44
1	5		1	1	1	2	3	2	3
	1

506	1,652	146	287	675	395	863	853	808	1,073
(2)	(6)			(1)	(1)	(1)	(2)	(3)	(9)
(24)		(76)	(69)	(17)	(114)	(18)	(57)	(9)	(7)

480	1,646	70	218	657	280	845	794	796	1,057

3,986	19,161	492	1,571	1,512	2,916	(6)	6,613	5,062	7,201

								(8)
(1,012)	1,262	74	(21)	4,158	(291)	10,036	(488)	875	140
(128)					(229)		(277)	(3,457)	(1,439)
(175)	(165)	(9)	(27)	1,471	3,466	1,211	(122)	146	(41)
(156)	679						(204)	(40)	(2,277)

								(158)
(182)	(3,989)	(181)	(374)	2,568	562	13,287	(413)	1,934	3,322
(6)					(15)		(82)	(373)	73
(14)				(312)	758		177	11	2
271	(188)				(15)		153	375	1,439

(1,402)	(2,401)	(116)	(422)	7,885	4,236	24,534	(1,256)	(695)	1,219

$2,584	$16,760	$376	$1,149	$9,397	$7,152	$24,528	$5,357	$4,367	$8,420

See notes to financial statements.
Annual Report     42

For the year ended October 31st
Numbers in 000s

	Cash Reserves Money Market Fund		Limited Maturity Fund		Short Bond Fund
	2007	2006	2007	2006	2007	2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$29,101	$23,613	$7,754	$9,088	$14,443	$13,065
Net realized gains (losses) on investments	4	4	(854)	(688)	(586)	(2,533)
Change in net unrealized appreciation/depreciation			(2,110)	857	1,698	2,908

Change in Net Assets Resulting from Operations	29,105	23,617	4,790	9,257	15,555	13,420

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(29,101)	(23,613)	(7,651)	(8,632)	(14,569)	(13,025)
Net realized gains from investments
In excess of net realized gains from investments
Return of capital			(65)	(257)	(4)	(20)

Change in Net Assets from Distributions to Shareholders	(29,101)	(23,613)	(7,716)	(8,889)	(14,573)	(13,045)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	19,669,033	16,362,284	123,693	111,288	109,217	94,827
Reinvestment of distributions	23,189	18,804	7,618	8,684	13,792	12,296
Cost of fund shares redeemed	(19,693,258)	(16,120,541)	(143,224)	(250,233)	(104,147)	(147,017)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	(1,036)	260,547	(11,913)	(130,261)	18,862	(39,894)

Total Change in Net Assets	(1,032)	260,551	(14,839)	(129,893)	19,844	(39,519)

NET ASSETS:
Beginning of period	607,429	346,878	164,321	294,214	320,586	360,105

End of period	$606,397	$607,429	$149,482	$164,321	$340,430	$320,586

Accumulated net investment income/(loss)	$(54)	$(54)	$58	$(3)	$(62)	$(66)

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	607,594	347,047	16,639	29,852	32,307	36,321

Shares sold	19,669,033	16,362,284	12,623	11,286	11,023	9,594
Shares issued in reinvestment of distributions	23,189	18,804	775	880	1,391	1,243
Shares redeemed	(19,693,258)	(16,120,541)	(14,565)	(25,379)	(10,507)	(14,851)

Change in shares outstanding	(1,036)	260,547	(1,167)	(13,213)	1,907	(4,014)

Outstanding shares at end of period	606,558	607,594	15,472	16,639	34,214	32,307

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	89,767	114,207	119,133	136,440
Sale of investments (excluding government)	—	—	74,346	97,844	109,006	132,349
Purchase of government securities	—	—	66,766	18,019	275,988	135,595
Sale of government securities	—	—	60,239	78,444	240,921	148,208
See notes to financial statements.
43 Paydenfunds

U.S Government Fund		GNMA Fund		Core Bond Fund		Opportunity Bond Fund		High Income Fund
2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

$2,270	$1,708	$7,520	$4,880	$39,123	$32,958	$3,986	$5,396	$19,161	$16,852
(112)	(655)	(149)	(597)	(7,161)	(13,276)	(1,471)	(1,546)	1,776	(3,293)
740	740	188	1,710	(5,017)	18,448	69	2,063	(4,177)	5,790

2,898	1,793	7,559	5,993	26,945	38,130	2,584	5,913	16,760	19,349

(2,274)	(1,742)	(7,940)	(6,031)	(39,052)	(33,223)	(4,052)	(5,754)	(19,788)	(16,813)

(1)	(7)			(187)	(578)	(5)		(35)	(1,882)

(2,275)	(1,749)	(7,940)	(6,031)	(39,239)	(33,801)	(4,057)	(5,754)	(19,823)	(18,695)

30,353	18,733	47,449	59,793	165,766	355,600	18,203	22,359	173,819	119,807
2,252	1,727	7,235	5,298	36,327	31,766	3,871	5,727	17,810	16,157
(19,182)	(33,751)	(33,128)	(38,632)	(398,762)	(156,701)	(79,676)	(57,553)	(196,709)	(112,297)
								7	14

13,423	(13,291)	21,556	26,459	(196,669)	230,665	(57,602)	(29,467)	(5,073)	23,681

14,046	(13,247)	21,175	26,421	(208,963)	234,994	(59,075)	(29,308)	(8,136)	24,335

41,798	55,045	141,676	115,255	896,569	661,575	114,420	143,728	263,119	238,784

$55,844	$41,798	$162,851	$141,676	$687,606	$896,569	$55,345	$114,420	$254,983	$263,119

$(2)	$(3)	$(28)	$(28)	$—	$—	$—	$12	$—	$—

3,993	5,267	14,534	11,784	87,663	64,649	12,216	15,349	32,321	29,445

2,905	1,800	4,882	6,174	16,437	35,225	1,964	2,394	20,985	14,715
215	166	746	546	3,609	3,121	419	613	2,181	1,994
(1,827)	(3,240)	(3,417)	(3,970)	(39,425)	(15,332)	(8,617)	(6,140)	(23,919)	(13,833)

1,293	(1,274)	2,211	2,750	(19,379)	23,014	(6,234)	(3,133)	(753)	2,876

5,286	3,993	16,745	14,534	68,284	87,663	5,982	12,216	31,568	32,321

—	897	—	3,820	705,822	627,154	84,755	101,496	176,401	179,006
—	—	—	477	647,884	483,940	104,346	99,707	152,855	187,438
86,322	57,320	165,763	60,423	1,838,716	1,805,201	160,534	296,620	937	18,277
62,506	57,649	92,863	19,090	1,947,259	1,748,712	188,310	318,344	15,926	3,748
See notes to financial statements.

Annual Report    44

For the year ended 31st
Numbers in 000s

	Tax Exempt Bond Fund		California Municipal Income Fund		Value Leaders Fund
	2007	2006	2007	2006	2007	2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$492	$616	$1,571	$1,219	$1,512	$1,009
Net realized gains (losses) on investments	65	(132)	(48)	(66)	5,629	2,008
Change in net unrealized appreciation depreciation	(181)	330	(374)	600	2,256	6,704

Change in Net Assets Resulting from Operations	376	814	1,149	1,753	9,397	9,721

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(492)	(616)	(1,571)	(1,219)	(1,350)	(905)
Net realized gains from investments		(45)		(122)
In excess of net realized gains from investments
Return of capital
Change in Net Assets from Distributions to Shareholders	(492)	(661)	(1,571)	(1,341)	(1,350)	(905)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	1,050	2,660	7,650	19,927	10,316	42,403
Reinvestment of distributions	482	649	1,466	1,266	1,296	878
Cost of fund shares redeemed	(3,156)	(11,314)	(6,481)	(7,785)	(14,155)	(8,667)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	(1,624)	(8,005)	2,635	13,408	2,543	34,614

Total Change in Net Assets	(1,740)	(7,852)	2,213	13,820	5,504	43,430

NET ASSETS:
Beginning of period	15,762	23,614	43,236	29,416	77,403	33,973

End of period	$14,022	$15,762	$45,449	$43,236	$82,907	$77,403

Accumulated net investment income/(loss)	$28	$28	$—	$—	$570	$408

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,584	2,402	4,305	2,959	6,033	3,141

Shares sold	107	269	772	2,002	753	3,559
Shares issued in reinvestment of distributions	49	66	148	127	95	77
Shares redeemed	(319)	(1,153)	(652)	(783)	(1,027)	(744)

Change in shares outstanding	(163)	(818)	268	1,346	(179)	2,892

Outstanding shares at end of period	1,421	1,584	4,573	4,305	5,854	6,033

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	1,606	4,106	10,868	21,129	64,969	61,802
Sale of investments (excluding government)	3,088	11,485	7,781	8,257	59,182	30,326
Purchase of government securities	—	—	—	—	—	—
Sale of government securities	—	—	—	—	—	—
See notes to financial statements.
45       Paydenfunds

Market Return Fund		U.S. Growth Leaders Fund		Global Short Bond Fund		Global Fixed Income Fund		Emerging Markets Bond Fund
2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

$2,916	$2,753	$(6)	$4	$6,613	$8,998	$5,062	$5,079	$7,201	$7,057
2,946	3,015	11,247	895	(1,091)	(1,602)	(2,484)	(7,036)	(3,617)	(1,722)
1,290	3,428	13,287	2,289	(165)	1,294	1,789	7,066	4,836	400

7,152	9,196	24,528	3,188	5,357	8,690	4,367	5,109	8,420	5,735

(2,842)	(2,829)	(8)		(6,271)	(10,660)	(3,406)	(6,652)	(6,217)	(3,331)
							(3,536)

				(63)	(1,018)	(3,043)	(9,370)		(2,804)

(2,842)	(2,829)	(8)	—	(6,334)	(11,678)	(6,449)	(19,558)	(6,217)	(6,135)

7,430	12,198	48,406	35,084	35,086	80,208	16,820	41,216	140,577	103,719
2,695	2,715	8		5,965	10,943	5,733	17,492	6,004	5,816
(8,590)	(28,327)	(8,475)	(14,576)	(101,146)	(106,165)	(84,016)	(77,684)	(59,580)	(129,494)
	(1)		2					8	25

1,535	(13,415)	39,939	20,510	(60,095)	(15,014)	(61,463)	(18,976)	87,009	(19,934)

5,845	(7,048)	64,459	23,698	(61,072)	(18,002)	(63,545)	(33,425)	89,212	(20,334)

58,251	65,299	66,166	42,468	180,803	198,805	158,321	191,746	68,996	89,330

$64,096	$58,251	$130,625	$66,166	$119,731	$180,803	$94,776	$158,321	$158,208	$68,996

$46	$50	$—	$4	$127	$—	$1,002	$638	$882	$50

5,109	6,348	7,429	5,110	17,808	19,340	17,505	19,647	5,267	7,078

621	1,121	5,003	3,932	3,456	7,857	1,875	4,488	10,393	8,027
226	250	1		589	1,077	643	1,884	448	452
(725)	(2,610)	(878)	(1,613)	(9,964)	(10,465)	(9,374)	(8,514)	(4,429)	(10,290)

122	(1,239)	4,126	2,319	(5,919)	(1,532)	(6,856)	(2,142)	6,412	(1,811)

5,231	5,109	11,555	7,429	11,889	17,808	10,649	17,505	11,679	5,267

33,783	46,072	245,756	140,433	55,871	249,706	183,570	256,048	227,446	198,158
25,839	36,291	207,608	119,297	108,128	229,854	231,102	264,081	148,687	216,842
2,554	73,828	—	—	5,956	13,096	108,288	65,451	1,987	8,187
—	70,705	—	—	3,743	39,279	113,876	80,409	992	9,996
See notes to financial statements.

Annual Report       46

October 31, 2007
1.          Organization and Related Matters
The Payden & Rygel Investment Group (the “Group” or “Paydenfunds” and “Payden/Wilshire Longevity Funds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. The Group consists of twenty Funds. Sixteen of which are referred to as the Paydenfunds and are contained in this report, and four of which are referred to as the Payden/Wilshire Longevity Funds and are contained in a separate annual report.
Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.
2.          Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies.
Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available are valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price or if circumstances warrant pursuant to the fair value procedures described below. Securities traded only on the over-the-counter market are valued at the latest bid price, or if circumstances warrant pursuant to the fair value procedures described below.
Fixed income or equity securities for which, for whatever reason, market quotations are not readily available, are priced at their fair value as determined in good faith under procedures established by the Board of Trustees. In considering fair value of a security, a number of factors are taken into consideration. Depending on the underlying circumstances at the time, these factors may include: the cost of the security or the last reported sales price of the security, as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis using the effective interest method. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except U.S. Government, GNMA and the tax exempt funds) may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities

47      Paydenfunds

denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.
Each of these Funds did not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.
Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.
Repurchase Agreements
Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Options Transactions
Option techniques may be utilized by each of the Funds (except the Cash Reserves Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.
When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.
When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.
Futures Contracts
The Funds (except the Cash Reserves Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.
The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive

Annual Report      48

from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.
The Funds (except the Cash Reserves Money Market Fund) may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.
Swap Contracts
The Short Bond, Core Bond, Opportunity Bond, High Income, Market Return, Global Fixed Income and Emerging Markets Bond Funds have entered into one or more of the following credit default swap agreements. The counterparty to each agreement has agreed to pay (receive) from the Fund an annuity premium, which is based on a notional principal amount of a specific security/index. The annuity premium is (paid) to or received by each Fund until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) occurs or until the agreement matures. If a credit event occurs the Fund will pay (receive) the notional amount at par and receive (pay) the defaulted security or cash equivalent.

	Annuity
Security	Premium	Counterparty
Advanced Micro Devices Inc., 7.75%, 11/01/12	0.99%	JP Morgan
AES Corp., 7.75%, 03/01/14	1.80%	Citigroup
AK Steel Corp., 7.75%, 06/15/12	1.25%	CSFB
AK Steel Corp., 7.75%, 06/15/12	0.98%	JP Morgan
Allied Waste NA Inc., 7.375%, 04/15/14	1.05%	JP Morgan

	Annuity
Security	Premium	Counterparty
Argentina Government, 8.28%, 12/31/33	3.87%	Goldman
Avis Budget Car Rental LLC 7.625%, 05/15/14	1.10%	JP Morgan
Bombardier Inc., 6.75%, 05/01/12	1.20%	CSFB
Brazilian Government, 12.25%, 03/06/30	1.485%	CSFB
Brazilian Government, 12.25%, 03/06/30	1.23%	CSFB
Brazilian Government, 12.25%, 03/06/30	(1.69)%	Citigroup
Brazilian Government, 12.25%, 03/06/30	1.05%	Citigroup
Colombia Government, 10.375%, 01/28/33	1.635%	CSFB
Colombia Government, 10.375%, 01/28/33	1.40%	CSFB
Colombia Government	1.65%	CSFB
Cooper Tire & Rubber Co., 8%, 12/15/19	2.40%	JP Morgan
Freescale Semiconductor Inc., 7.125%, 07/15/14	1.50%	JP Morgan
Freescale Semiconductor Inc., 7.125%, 07/15/14	0.91%	CSFB
Gazprom, 7.8%, 09/27/10	1.05%	CSFB
Gazprom, 7.8%, 09/27/10	0.90%	CSFB
Gazprom, 7.8%, 09/27/10	(1.11)%	CSFB
Indonesia Government, 6.625%, 02/17/37	1.075%	CSFB
Ineos Group Holdings Plc, 7.875%, 02/15/16	1.10%	JP Morgan
Ineos Group Holdings Plc, 7.875%,02/15/16	1.35%	CSFB
Ineos Group Holdings Plc, 8.5%, 02/15/16	1.05%	CSFB
Interpublic Group of Cos Inc, 5.4%, 11/15/09	1.96%	CSFB
Interpublic Group of Cos Inc, 6.25%, 11/15/14	1.37%	CSFB
KB Home, 7.75%, 02/01/10	0.94%	CSFB
Nortel Networks Corp., 4.25%, 09/01/08	1.63%	CSFB
Nortel Networks Corp., 4.25%, 09/01/08	1.05%	CSFB
NXP BV, 9.5%, 10/15/15	1.72%	JP Morgan
NXP BV, 8.625%, 10/15/15	1.30%	CSFB
Peru Government, 8.75%, 11/21/33	(0.395)%	CSFB

49      Paydenfunds

	Annuity
Security	Premium	Counterparty
Peru Government, 8.75%, 11/21/33	0.86%	CSFB
Philippine Government	(0.48)%	CSFB
PolyOne Corp., 8.875%, 05/01/12	1.25%	CSFB
PolyOne Corp., 8.875%, 05/01/12	0.98%	JP Morgan
Quebecor World Capital Corp., 6.125%, 11/15/13	1.50%	CSFB
Reliant Energy Inc., 6.75%, 12/15/14	1.00%	CSFB
Republic of Turkey, 11.875%, 01/15/30	(0.695)%	CSFB
Republic of Turkey, 11.875%, 01/15/30	1.74%	CSFB
Republic of Turkey, 11.875%, 01/15/30	(0.70)%	CSFB
Republic of Turkey, 11.875%, 01/15/30	1.66%	CSFB
Republic of Venezuela, 9.25%, 09/15/27	(0.60)%	JP Morgan
Republic of Venezuela, 9.25%, 09/15/27	1.47%	JP Morgan
Republic of Venezuela, 9.25%, 09/15/27	(0.80)%	JP Morgan
Rite Aid Corp., 7.7%, 02/15/27	2.62%	JP Morgan
Russian Federation, 7.5%, 03/31/30	0.65%	Goldman
Russia Federation, 7.5%, 03/31/30	0.70%	CSFB
Russia Federation, 7.5%, 03/31/30	0.75%	Citigroup
South Africa, 6.5%, 06/02/14	0.575%	Citigroup
Unisys Corp., 6.875%, 03/15/10	1.60%	JP Morgan
Unisys Corp., 8%, 10/15/12	1.55%	JP Morgan
Unisys Corp., 8.5%, 10/15/15	1.09%	CSFB
United Rentals NA, 7.75%, 11/15/13	1.30%	JP Morgan
Venezuela Government, 5.375%, 08/07/10	1.48%	JP Morgan
Venezuela Government, 9.25%	0.75%	Citi bank
Venezuela Government, 9.25%, 09/15/27	(0.85)%	JP Morgan
Venezuela Government, 9.25%, 09/15/27	1.655%	JP Morgan
Venezuela Government,	3.73%	Goldman
The Opportunity Bond, Market Return, Global Short Bond, Global Fixed Income and Emerging Markets Bond Funds have entered into one or more of the following total return swap agreements where the Fund and counterparties have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient, the Fund pays a financing charge based on the national amount in exchange for the total return, which includes interest and principal appreciation or depreciation of the underlying security.

	Financing
Security	Charge	Counterparty
Brazilian Government, 10%, 1/11/14	5.388%	JP Morgan
Brazilian Government, 10%, 1/11/14	5.367%	JP Morgan
Egypt Treasury Bill, 0%, 7/15/08	5.666%	CSFB
Republic of Indonesia, 10.25%, 7/15/22	5.38%	CSFB
Russia, 7.85%, 2/16/11	7.07%	CSFB
The Limited Maturity, Market Return, Global Fixed Income and Emerging Markets Bond Funds have entered into the following interest rate swap agreements where the Fund and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty

5.503%	3M US LIBOR	CSFB
3M US LIBOR	4.525%	Deutsche
6M JPY LIBOR	1.506%	JP Morgan
5.328%	3M US LIBOR	CSFB
MXIBTIIE	8.25%	Deutsche
Forward Currency Contracts
The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Market Return, U.S. Growth Leaders, Limited Maturity, Short Bond, Core Bond, Opportunity Bond and High Income Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency. Risk to a Fund may arise when anticipated currency movements are not accurately predicted. Additional risk may arise from the potential inability of counterparties to meet the terms of their contracts.
TBA Sale Commitments
Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During

Annual Report      50

the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.
Credit Enhancements
Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).
Collateral
Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, and U.S. Growth Leaders Funds, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
Federal Income Taxes
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the ’Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.
Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.
Line of Credit
The Group has entered into a Credit Agreement with Deutsche Bank AG and Mellon Bank NA under which the banks have agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.
Affiliated Investment
Each of the Funds (except the Tax Exempt Bond and California Municipal Income Funds) invests in the Cash Reserves Money Market Fund and the Global Fixed Income Fund invested in the High Income Fund, each an affiliated Fund. The Income earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

51       Paydenfunds

	Market Value				Market Value
Fund	October 31, 2006	Purchase	Sales	Dividends	October 31, 2007

Investments in Cash Reserves Money Market Fund

Limited Maturity	$3,566,270	$974,617,358	$977,300,418		$883,210
Short Bond	8,065,413	1,291,822,122	1,289,720,275		10,167,260
U.S. Government	2,363,814	388,764,649	390,705,038		423,425
GNMA	5,095,145	845,975,363	844,603,906		6,466,602
Core Bond	15,780,286	2,928,577,778	2,933,452,251		10,905,813
Opportunity Bond	1,467,263	392,215,535	393,682,798		0
High Income	21,216,494	3,305,144,136	3,319,831,301		6,529,329
Value Leaders	11,003,335	1,231,765,158	1,241,518,466		1,250,027
Market Return	1,128,721	321,118,380	321,483,377		763,724
U.S. Growth Leaders	3,836,666	773,611,854	773,729,300		3,719,220
Global Short Bond	3,165,103	983,489,998	979,554,931		7,100,170
Global Fixed Income	3,017,462	887,140,241	885,180,979		4,976,724
Emerging Markets Bond	1,207,933	1,493,214,996	1,488,760,368		5,662,561

Investments in High Income Fund

Global Fixed Income	$0	$5,000,000	$1,000,000	$25,136	$4,058,474
Custodian Credits
The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.
Redemption Fee
The Emerging Markets Bond, Value Leaders, Market Return, U.S. Growth Leaders, and High Income Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees for the period are added to paid in capital and are disclosed in the statements of changes in net assets.
Other
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.     Related Party Transactions
Payden & Rygel (the “Adviser ”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

	Adviser Fees Based on Assets						3 Year
	Between	Between	Between				Deferred
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Expense
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Subsidy

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.20%	$2,068,578
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.42%	643,650
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.49%	346,065
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.54%	234,203
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	116,298
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.47%	537,847
Opportunity Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	23,744
Annual Report      52

	Adviser Fees Based on Assets						3 Year
	Between	Between	Between				Deferred
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Expense
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Subsidy

High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	4,841
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	213,925
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.50%	174,078
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	77,947
Market Return	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	318,422
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	34,131
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	92,454
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	19,928
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	21,650
Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. Payden & Rygel also voluntarily agreed to temporarily limit certain Fund’s total expenses, including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through October 31, 2007 (exclusive of interest and taxes).
Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).
The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and therefore is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.
Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.12%.
Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.
Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.
4.      Name Change
On February 28, 2007 the Bunker Hill Money Market Fund changed its name to the Cash Reserves Money Market Fund.
5.      Fund Termination
On February 14, 2007 the Board of Trustees voted to close the Payden Small Cap Leaders Fund. On March 30, 2007 the Fund closed and assets were transferred to other Paydenfunds or distributed in cash.
6.     Accounting Pronouncements
In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a “More-likely-than not”threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets, results of operations and financial statement disclosures. As of October 31, 2007 the Funds do not believe that the adoption of FIN 48 will have a material impact on the financial statements.

53       Paydenfunds

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.
Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures. As of October 31, 2007 the Funds do not believe that the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure may be required about the inputs used in valuation of financial securities.

7.      Federal Income Taxes (amounts in 000s)
For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any.

	Capital Loss Carryforwards

	Expires	Expires	Expires	Expires	Expires	Expires	Expires	Expires
	2008	2009	2010	2011	2012	2013	2014	2015	Total

Cash Reserves Money Market			163		1				164
Limited Maturity			201	781	1,129	1,482	412	839	4,844
Short Bond					238	5,791	2,402	560	8,991
U.S. Government					10	1,084	663	165	1,922
GNMA				975	2,597	422	2,514	739	7,247
Core Bond						5,915	15,150	8,632	29,697
Opportunity Bond						2,085	2,646	1,618	6,349
High Income	581	22,405	10,944				2,604		36,534
Tax Exempt Bond							37		37
California Municipal Income							28	49	77
Value Leaders
Market Return
U.S. Growth Leaders
Global Short Bond	4,605					254	1,019	644	6,522
Global Fixed Income							1,800	1,115	2,915
Emerging Markets Bond					3,956			3,326	7,282
Annual Report       54

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2006				2007

	Tax -		Long Term		Tax-		Long Term
	Exempt	Ordinary	Capital	Return of	Exempt	Ordinary	Capital	Return of
	Income	Income	Gains	Capital	Income	Income	Gains	Capital

Cash Reserves Money Market		23,218				29,299
Limited Maturity		8,636		257		7,707		65
Short Bond		13,009		20		14,577		4
U.S. Government		1,741		7		2,275		1
GNMA		6,044				7,936
Core Bond		33,223		578		39,239		187
Opportunity Bond		5,754				4,058		5
High Income		16,813		1,882		19,823		35
Tax Exempt Bond	616		45		491	1
California Municipal Income	1,214		122		1,567	3
Value Leaders		905				1,350
Market Return		2,830				2,842
U.S. Growth Leaders						8
Global Short Bond		10,660		1,018		6,334		63
Global Fixed Income		8,588	1,601	9,370		6,449		3,043
Emerging Markets Bond		3,331		2,804		6,219
At October 31, 2007 net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of		Gross	Net Unrealized
	Investments	Gross	Unrealized	Appreciation
	Federal	Unrealized	Depreciation	(Depreciation)
	Income Tax	Appreciation	on	on
	Purposes	on Investments	Investments	Investments

Cash Reserves Money Market	611,541	—	—	—
Limited Maturity	151,706	183	2,283	(2,100)
Short Bond	343,988	1,188	1,339	(151)
U.S. Government	62,282	647	65	582
GNMA	257,562	1,285	1,131	154
Core Bond	953,371	6,801	3,159	3,642
Opportunity Bond	70,238	839	433	406
High Income	254,516	2,668	6,883	(4,215)
Tax Exempt Bond	13,710	158	42	116
California Municipal Income	44,020	918	93	825
Value Leaders	74,165	9,743	987	8,756
Market Return	62,045	1,758	646	1,112
U.S. Growth Leaders	112,139	18,971	459	18,512
Global Short Bond	119,848	511	1,539	(1,028)
Global Fixed Income	106,285	2,687	510	2,177
Emerging Markets Bond	149,634	5,790	1,446	4,344
55      Paydenfunds

At October 31, 2007 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed	Undistributed			Net Unrealized
	Ordinary and	Realized Long	Capital		Appreciation	Total
	Tax Exempt	Term Capital	Loss	Distributions	(Depreciation)	Distributable
	Income	Gains	Carryforwards	Payable	on Investments	Earnings

Cash Reserves Money Market	398		(164)	(452)		(218)
Limited Maturity	11		(4,844)	(11)	(2,143)	(6,987)
Short Bond	62		(8,991)	(62)	(199)	(9,190)
U.S. Government	2		(1,922)	(2)	580	(1,342)
GNMA	32		(7,247)	(60)	154	(7,121)
Core Bond			(29,697)		3,230	(26,467)
Opportunity Bond			(6,349)		564	(5,785)
High Income			(36,534)		(4,301)	(40,835)
Tax Exempt Bond	29		(37)	(1)	116	107
California Municipal Income	8		(77)	(9)	822	744
Value Leaders	570	2,878			8,756	12,204
Market Return	23	1,600			1,121	2,744
U.S. Growth Leaders	307	6,048			18,512	24,867
Global Short Bond			(6,522)		(993)	(7,515)
Global Fixed Income			(2,915)		2,523	(392)
Emerging Markets Bond	754		(7,282)		6,339	(189)
8.     Exempt Interest Income Designation-Unaudited
        (amounts in 000s)

	Exempt-	Exempt Interest
	Interest	Dividends
	Dividends	Per Share

Tax Exempt Bond	$492	$0.35
California Municipal Income	1,571	0.36
9.      Qualified Interest Income-Unaudited
The Payden Core Bond Fund designated 97.88% of the ordinary income distribution as qualified interest income under the American Jobs Creation Act of 2004.

Annual Report     56

For the share outstanding for the periods ended October 31st

	Cash Reserves Money Market Fund

	2007	2006	2005	2004	2003

Net asset value—beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.05	0.05	0.03	0.01	0.01
Net realized and unrealized gains (losses)

Total from investment activities	0.05	0.05	0.03	0.01	0.01

Distributions to shareholders:
From net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
From net realized gains

Total distributions to shareholders	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net asset value—end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	5.16%	4.64%	2.64%	0.99%	1.07%

Ratios/supplemental data:
Net assets, end of period (000s)	$606,397	$607,429	$346,878	$348,170	$249,712
Ratio of gross expense to average net assets	0.36%	0.35%	0.32%	0.32%	0.37%
Ratio of net expense to average net assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of investment income less gross expenses to average net assets	4.88%	4.48%	2.51%	0.89%	0.85%
Ratio of net investment income to average net assets	5.04%	4.63%	2.63%	1.01%	1.00%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Limited Maturity Fund

	2007		2006	2005	2004	2003

Net asset value—beginning of period	$9.88		$9.86	$9.92	$9.96	$10.03

Income (loss) from investment activities:
Net investment income	0.49		0.42	0.25	0.15	0.17
Net realized and unrealized gains (losses)	(0.22)		0.01	(0.04)	(0.03)	(0.04)

Total from investment activities	0.27		0.43	0.21	0.12	0.13

Distributions to shareholders:
From net investment income	(0.49)		(0.40)	(0.27)	(0.16)	(0.20)
From net realized gains
Return of capital	(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.49)		(0.41)	(0.27)	(0.16)	(0.20)

Net asset value—end of period	$9.66		$9.88	$9.86	$9.92	$9.96

Total return	2.76%		4.41%	2.10%	1.19%	1.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$149,482		$164,321	$294,214	$357,678	$322,822
Ratio of gross expense to average net assets	0.55%		0.51%	0.46%	0.46%	0.48%
Ratio of net expense to average net assets	0.41%		0.40%	0.40%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	4.86%		4.05%	2.44%	1.36%	1.52%
Ratio of net investment income to average net assets	5.00%		4.16%	2.50%	1.42%	1.60%
Portfolio turnover rate	100%		63%	99%	84%	91%

The Fund commenced operations on May 1, 1994.
(1)	Amount is less than $0.005
See notes to financial statements.
57   Paydenfunds

	Short Bond Fund

	2007		2006		2005	2004	2003

Net asset value — beginning of period	$9.92		$9.91		$10.21	$10.31	$10.39

Income (loss) from investment activities:
Net investment income	0.45		0.41		0.33	0.21	0.21
Net realized and unrealized gains (losses)	0.03		0.01		(0.29)	(0.02)	0.05

Total from investment activities	0.48		0.42		0.04	0.19	0.26

Distributions to shareholders:
From net investment income	(0.45)		(0.41)		(0.34)	(0.21)	(0.22)
From net realized gains						(0.08)	(0.12)
Return of capital	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.45)		(0.41)		(0.34)	(0.29)	(0.34)

Net asset value — end of period	$9.95		$9.92		$9.91	$10.21	$10.31

Total return	4.94%		4.37%		0.41%	1.88%	2.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$340,430		$320,592		$360,105	$348,264	$294,506
Ratio of gross expense to average net assets	0.52%		0.50%		0.45%	0.46%	0.50%
Ratio of net expense to average net assets	0.47%		0.45%		0.45%	0.45%	0.50%
Ratio of investment income less gross expenses to average net assets	4.44%		4.13%		3.27%	2.01%	2.00%
Ratio of net investment income to average net assets	4.49%		4.18%		3.27%	2.02%	2.00%
Portfolio turnover rate	110%		91%		121%	175%	151%

The Fund commenced operations on January 1, 1994.

	U.S. Government Fund

	2007		2006		2005	2004	2003

Net asset value — beginning of period	$10.47		$10.45		$10.78	$11.06	$11.42

Income (loss) from investment activities:
Net investment income	0.45		0.40		0.31	0.27	0.30
Net realized and unrealized gains (losses)	0.09		0.03		(0.31)	(0.02)	(0.15)

Total from investment activities	0.54		0.43		0.00	0.25	0.15

Distributions to shareholders:
From net investment income	(0.45)		(0.41)		(0.33)	(0.27)	(0.31)
From net realized gains						(0.26)	(0.20)
Return of capital	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.45)		(0.41)		(0.33)	(0.53)	(0.51)

Net asset value — end of period	$10.56		$10.47		$10.45	$10.78	$11.06

Total return	5.29%		4.21%		0.04%	2.42%	1.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,844		$41,798		$55,045	$53,608	$70,268
Ratio of gross expense to average net assets	0.70%		0.65%		0.57%	0.57%	0.55%
Ratio of net expense to average net assets	0.52%		0.48%		0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	4.13%		3.68%		2.86%	2.31%	2.55%
Ratio of net investment income to average net assets	4.31%		3.85%		2.98%	2.43%	2.65%
Portfolio turnover rate	117%		132%		145%	70%	134%

The Fund commenced operations on January 1, 1995.
(1) Amount is less than $0.005
See notes to financial statements.
Annual Report     58

For the share outstanding for the periods ended October 31st

	GNMA Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$9.75	$9.78	$10.10	$10.22	$10.56

Income (loss) from investment activities:
Net investment income	0.48	0.43	0.31	0.41	0.41
Net realized and unrealized gains (losses)	0.00	0.05	(0.11)	0.07	(0.09)

Total from investment activities	0.48	0.48	0.20	0.48	0.32

Distributions to shareholders:
From net investment income	(0.50)	(0.51)	(0.52)	(0.60)	(0.60)
From net realized gains					(0.06)

Total distributions to shareholders	(0.50)	(0.51)	(0.52)	(0.60)	(0.66)

Net asset value — end of period	$9.73	$9.75	$9.78	$10.10	$10.22

Total return	4.94%	5.10%	2.03%	4.89%	3.08%

Ratios/supplemental data:
Net assets, end of period (000s)	$162,851	$141,676	$115,255	$115,278	$161,464
Ratio of gross expense to average net assets	0.54%	0.54%	0.50%	0.52%	0.54%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	4.83%	4.24%	3.09%	4.23%	3.93%
Ratio of net investment income to average net assets	4.87%	4.28%	3.09%	4.25%	3.97%
Portfolio turnover rate	40%	11%	6%	32%	25%

The Fund commenced operations on August 27, 1999.

	Core Bond Fund

	2007		2006	2005	2004	2003

Net asset value — beginning of period	$10.23		$10.23	$10.72	$10.61	$10.46

Income (loss) from investment activities:
Net investment income	0.50		0.47	0.36	0.40	0.33
Net realized and unrealized gains (losses)	(0.16)		0.01	(0.37)	0.17	0.16

Total from investment activities	0.34		0.48	(0.01)	0.57	0.49

Distributions to shareholders:
From net investment income	(0.50)		(0.47)	(0.42)	(0.39)	(0.34)
From net realized gains				(0.06)	(0.07)
Return of Captial	(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.50)		(0.48)	(0.48)	(0.46)	(0.34)

Net asset value — end of period	$10.07		$10.23	$10.23	$10.72	$10.61

Total return	3.44%		4.76%	(0.08)%	5.49%	4.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$687,606		$896,569	$661,575	$558,812	$543,593
Ratio of gross expense to average net assets	0.50%		0.48%	0.45%	0.45%	0.51%
Ratio of net expense to average net assets	0.46%		0.46%	0.45%	0.44%	0.51%
Ratio of investment income less gross expenses to average net assets	4.81%		4.49%	3.48%	3.75%	3.21%
Ratio of net investment income to average net assets	4.85%		4.51%	3.48%	3.74%	3.21%
Portfolio turnover rate	244%		243%	210%	164%	303%

The Fund commenced operations on January 1, 1994.
(1)	Amount is less than $0.005
See notes to financial statements.
59     Paydenfunds

	Opportunity Bond Fund

	2007		2006	2005	2004	2003

Net asset value — beginning of period	$9.37		$9.36	$9.81	$10.27	$10.20

Income (loss) from investment activities:
Net investment income	0.47		0.42	0.35	0.42	0.47
Net realized and unrealized gains (losses)	(0.11)		0.04	(0.37)	0.09	0.22

Total from investment activities	0.36		0.46	(0.02)	0.51	0.69

Distributions to shareholders:
From net investment income	(0.48)		(0.45)	(0.40)	(0.41)	(0.49)
From net realized gains				(0.03)	(0.56)	(0.13)
Return of capital	(0.00	)(1)

Total distributions to shareholders	(0.48)		(0.45)	(0.43)	(0.97)	(0.62)

Net asset value — end of period	$9.25		$9.37	$9.36	$9.81	$10.27

Total return	3.97%		5.06%	(0.26)%	5.21%	6.86%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,345		$114,420	$143,728	$124,735	$122,242
Ratio of gross expense to average net assets	0.62%		0.57%	0.52%	0.51%	0.52%
Ratio of net expense to average net assets	0.59%		0.57%	0.52%	0.49%	0.52%
Ratio of investment income less gross expenses to average net assets	4.85%		4.53%	3.68%	4.26%	4.40%
Ratio of net investment income to average net assets	4.88%		4.53%	3.68%	4.28%	4.40%
Portfolio turnover rate	235%		265%	235%	190%	230%

The Fund commenced operations on December 9, 1996.

	High Income Fund

	2007		2006	2005	2004	2003

Net asset value — beginning of period	$8.14		$8.11	$8.52	$8.34	$7.44

Income (loss) from investment activities:
Net investment income	0.58		0.55	0.57	0.59	0.64
Net realized and unrealized gains (losses)	(0.04)		0.09	(0.38)	0.18	0.91

Total from investment activities	0.54		0.64	0.19	0.77	1.55

Distributions to shareholders:
From net investment income	(0.60)		(0.54)	(0.60)	(0.59)	(0.65)
From net realized gains
Return of capital	(0.00	)(1)	(0.07)		(0.01)

Total distributions to shareholders	(0.60)		(0.61)	(0.60)	(0.60)	(0.65)

Proceeds from redemption fees	0.00	(1)	0.00 (1)	0.00 (1)	0.01	—

Net asset value — end of period	$8.08		$8.14	$8.11	$8.52	$8.34

Total return	6.75%		8.19%	2.28%	9.74%	21.55%

Ratios/supplemental data:
Net assets, end of period (000s)	$254,983		$263,119	$238,784	$496,474	$308,347
Ratio of gross expense to average net assets	0.61%		0.59%	0.53%	0.52%	0.55%
Ratio of net expense to average net assets	0.61%		0.59%	0.53%	0.52%	0.55%
Ratio of investment income less gross expenses to average net assets	7.06%		6.77%	6.72%	7.19%	8.02%
Ratio of net investment income to average net assets	7.06%		6.77%	6.72%	7.19%	8.02%
Portfolio turnover rate	67%		79%	85%	64%	79%

The Fund commenced operations on December 30, 1997.
(1)	Amount is less than $0.005
See notes to financial statements.
Annual Report     60

For the share outstanding for the periods ended October 31st

	Tax Exempt Bond Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$9.95	$9.83	$10.15	$10.25	$10.22

Income (loss) from investment activities:
Net investment income	0.37	0.34	0.32	0.35	0.34
Net realized and unrealized gains (losses)	(0.10)	0.13	(0.27)	0.06	(0.03)

Total from investment activities	0.27	0.47	0.05	0.41	0.37

Distributions to shareholders:
From net investment income	(0.35)	(0.33)	(0.33)	(0.33)	(0.34)
From net realized gains		(0.02)	(0.04)	(0.18)

Total distributions to shareholders	(0.35)	(0.35)	(0.37)	(0.51)	(0.34)

Net asset value — end of period	$9.87	$9.95	$9.83	$10.15	$10.25

Total return	2.76%	4.91%	0.40%	4.16%	3.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,022	$15,762	$23,614	$16,574	$13,927
Ratio of gross expense to average net assets	1.05%	0.91%	0.80%	0.88%	0.78%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.99%	2.98%	2.95%	2.92%	3.06%
Ratio of net investment income to average net assets	3.54%	3.39%	3.25%	3.30%	3.33%
Portfolio turnover rate	12%	24%	25%	57%	47%

The Fund commenced operations on December 21, 1993.

	California Municipal Income Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$10.04	$9.94	$10.28	$10.27	$10.43

Income (loss) from investment activities:
Net investment income	0.36	0.36	0.37	0.35	0.34
Net realized and unrealized gains (losses)	(0.10)	0.14	(0.34)	0.08	0.05

Total from investment activities	0.26	0.50	(0.03)	0.43	0.39

Distributions to shareholders:
From net investment income	(0.36)	(0.36)	(0.37)	(0.35)	(0.34)
From net realized gains		(0.04)		(0.07)	(0.21)

Total distributions to shareholders	(0.36)	(0.40)	(0.37)	(0.42)	(0.55)

Net asset value — end of period	$9.94	$10.04	$9.94	$10.28	$10.27

Total return	2.63%	5.13%	(0.29)%	4.24%	3.80%

Ratios/supplemental data:
Net assets, end of period (000s)	$45,449	$43,236	$29,416	$30,414	$28,914
Ratio of gross expense to average net assets	0.66%	0.68%	0.65%	0.64%	0.65%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.44%	3.38%	3.45%	3.28%	3.13%
Ratio of net investment income to average net assets	3.60%	3.56%	3.60%	3.42%	3.28%
Portfolio turnover rate	18%	25%	51%	53%	29%

The Fund commenced operations on December 17, 1998.
See notes to financial statements.
61   Paydenfunds

	Value Leaders Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$12.83	$10.82	$10.70	$9.91	$8.79

Income (loss) from investment activities:
Net investment income	0.25	0.21	0.31	0.20	0.26
Net realized and unrealized gains (losses)	1.30	2.04	0.41	0.80	1.03

Total from investment activities	1.55	2.25	0.41	1.01	1.29

Distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.29)	(0.23)	(0.17)
From net realized gains

Total distributions to shareholders	(0.22)	(0.24)	(0.29)	(0.23)	(0.17)

Proceeds from redemption fees				0.01

Net asset value—end of period	$14.16	$12.83	$10.82	$10.70	$9.91

Total return	12.19%	21.10%	3.75%	10.32%	14.81%

Ratios/supplemental data:
Net assets, end of period (000s)	$82,907	$77,403	$33,973	$58,163	$52,987
Ratio of gross expense to average net assets	0.82%	0.88%	0.84%	0.82%	1.00%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	1.82%	1.90%	2.28%	1.85%	2.50%
Ratio of net investment income to average net assets	1.84%	1.98%	2.32%	1.87%	2.71%
Portfolio turnover rate	66%	67%	69%	30%	155%

The Fund commenced operations on November 1, 1996.

	Market Return Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$11.40	$10.29	$9.89	$9.12	$7.68

Income (loss) from investment activities:
Net investment income	0.56	0.48	0.32	0.20	0.15
Net realized and unrealized gains (losses)	0.84	1.12	0.42	0.78	1.49

Total from investment activities	1.40	1.60	0.74	0.98	1.64

Distributions to shareholders:
From net investment income	(0.55)	(0.49)	(0.34)	(0.21)	(0.19)
From net realized gains
Return of capital					(0.01)

Total distributions to shareholders	(0.55)	(0.49)	(0.34)	(0.21)	(0.20)

Proceeds from redemption fees		0.00 (1)	0.00 (1)	0.00 (1)

Net asset value — end of period	$12.25	$11.40	$10.29	$9.89	$9.12

Total return	12.48%	15.83%	7.45%	10.75%	21.72%

Ratios/supplemental data:
Net assets, end of period (000s)	$64,096	$58,251	$65,299	$92,989	$26,747
Ratio of gross expense to average net assets	0.63%	0.63%	0.54%	0.61%	0.85%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	4.51%	4.15%	2.94%	1.84%	1.59%
Ratio of net investment income to average net assets	4.69%	4.33%	3.03%	2.00%	1.99%
Portfolio turnover rate	48%	191%	92%	44%	294%

The Fund commenced operations on December 30, 1995.
(1)	Amount is less than $0.005
See notes to financial statements.
Annual Report     62

For the share outstanding for the periods ended October 31st

	U.S. Growth Leaders Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$8.91	$8.31	$7.09	$6.68	$5.50

Income (loss) from investment activities:
Net investment income	0.00 (1)	0.00 (1)	0.02	0.03	(0.01)
Net realized and unrealized gains (losses)	2.39	0.60	1.23	0.41	1.19

Total from investment activities	2.39	0.60	1.25	0.44	1.18

Distributions to shareholders:
From net investment income	0.00 (1)		(0.03)	(0.03)
From net realized gains

Total distributions to shareholders	0.00 (1)	0.00	(0.03)	(0.03)	0.00

Proceeds from redemption fees		0.00 (1)		0.00 (1)

Net asset value — end of period	$11.30	$8.91	$8.31	$7.09	$6.68

Total return	26.84%	7.22%	17.64%	6.51%	21.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,625	$66,166	$42,468	$14,561	$14,670
Ratio of gross expense to average net assets	0.95%	1.00%	1.07%	1.11%	1.40%
Ratio of net expense to average net assets	0.93%	1.00%	1.00%	1.00%	1.00%
Ratio of investment income less gross expenses to average net assets	(0.03%)	0.01%	0.14%	0.29%	(0.57)%
Ratio of net investment income to average net assets	(0.01%)	0.01%	0.21%	0.40%	(0.16)%
Portfolio turnover rate	210%	202%	150%	182%	188%

The Fund commenced operations on June 17, 1999.

	Global Short Bond Fund

	2007		2006	2005	2004	2003

Net asset value — beginning of period	$10.15		$10.28	$10.45	$10.46	$10.22

Income (loss) from investment activities:
Net investment income	0.50		0.42	0.35	0.24	0.26
Net realized and unrealized gains (losses)	(0.10)		0.02	(0.14)	0.06	0.35

Total from investment activities	0.40		0.44	0.21	0.30	0.61

Distributions to shareholders:
From net investment income	(0.48)		(0.52)	(0.38)	(0.23)	(0.26)
From net realized gains
Return of Captial	(0.00	)(1)	(0.05)		(0.08)	(0.11)

Total distributions to shareholders	(0.48)		(0.57)	(0.38)	(0.31)	(0.37)

Net asset value — end of period	$10.07		$10.15	$10.28	$10.45	$10.46

Total return	3.97%		4.37%	1.99%	2.83%	6.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$119,731		$180,803	$198,805	$143,215	$106,619
Ratio of gross expense to average net assets	0.61%		0.54%	0.52%	0.58%	0.60%
Ratio of net expense to average net assets	0.57%		0.52%	0.52%	0.58%	0.60%
Ratio of investment income less gross expenses to average net assets	4.71%		4.29%	3.52%	3.03%	3.64%
Ratio of net investment income to average net assets	4.75%		4.31%	3.52%	3.03%	3.64%
Portfolio turnover rate	46%		129%	113%	87%	68%

The Fund commenced operations on September 18, 1996.
(1)	Amount is less than $0.005
See notes to financial statements.
63     Paydenfunds

	Global Fixed Income Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$9.04	$9.76	$9.97	$10.05	$10.18

Income (loss) from investment activities:
Net investment income	0.37	0.25	0.27	0.16	0.26
Net realized and unrealized gains (losses)	(0.03)	0.03	0.20	0.21	0.14

Total from investment activities	0.34	0.28	0.47	0.37	0.40

Distributions to shareholders:
From net investment income	(0.26)	(0.34)	(0.68)	(0.29)	(0.41)
From net realized gains		(0.18)			(0.05)
Return of capital	(0.22)	(0.48)		(0.16)	(0.07)

Total distributions to shareholders	(0.48)	(1.00)	(0.68)	(0.45)	(0.53)

Net asset value — end of period	$8.90	$9.04	$9.76	$9.97	$10.05

Total return	3.85%	3.05%	4.78%	3.74%	3.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$94,776	$158,321	$191,746	$187,524	$207,398
Ratio of gross expense to average net assets	0.65%	0.59%	0.54%	0.53%	0.56%
Ratio of net expense to average net assets	0.64%	0.58%	0.54%	0.53%	0.56%
Ratio of investment income less gross expenses to average net assets	4.08%	2.80%	2.67%	3.17%	3.26%
Ratio of net investment income to average net assets	4.09%	2.81%	2.67%	3.17%	3.26%
Portfolio turnover rate	214%	198%	252%	160%	168%

The Fund commenced operations on September 1, 1992.

	Emerging Markets Bond Fund

	2007	2006	2005	2004	2003

Net asset value — beginning of period	$13.10	$12.62	$11.77	$12.59	$11.32

Income (loss) from investment activities:
Net investment income	0.71	0.91	0.72	0.69	0.79
Net realized and unrealized gains (losses)	0.35	0.29	0.94	0.51	1.34

Total from investment activities	1.06	1.20	1.66	1.20	2.13

Distributions to shareholders:
From net investment income	(0.61)	(0.39)	(0.81)	(0.68)	(0.86)
From net realized gains				(1.38)
Return of capital		(0.33)

Total distributions to shareholders	(0.61)	(0.72)	(0.81)	(2.06)	(0.86)

Proceeds from redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.04

Net asset value — end of period	$13.55	$13.10	$12.62	$11.77	$12.59

Total return	8.34%	9.70%	14.47%	11.04%	19.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$158,208	$68,976	$89,330	$26,905	$53,963
Ratio of gross expense to average net assets	0.81%	0.82%	0.80%	0.74%	0.86%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.71%	0.86%
Ratio of investment income less gross expenses to average net assets	5.41%	6.65%	6.04%	5.80%	6.55%
Ratio of net investment income to average net assets	5.42%	6.67%	6.04%	5.83%	6.55%
Portfolio turnover rate	128%	193%	98%	461%	187%

The Fund commenced operations on December 17,1998.
(1)	Amount is less than $0.005
See notes to financial statements.
Annual Report    64

To the Shareholders and Board of Trustees of the Payden & Rygel Investment Group
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cash Reserves Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Core Bond Fund, Opportunity Bond Fund, High Income Fund, Tax Exempt Bond Fund, California Municipal Income Fund, Value Leaders Fund, Market Return Fund, U.S. Growth Leaders Fund, Global Short Bond Fund, Global Fixed Income Fund, and Emerging Markets Bond Fund (the “Funds”), sixteen separate portfolios comprising part of The Payden & Rygel Investment Group, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in The Payden & Rygel Investment Group as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
December 26, 2007
65     Paydenfunds

Understanding Your Fund’s Expenses
Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.
Actual Expenses
The first table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2007. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2007	October 31, 2007	Return	Ratio	the Period

Cash Reserves Money Market	$1,000.00	$1,025.40	2.54%	0.20%	$1.02
Limited Maturity	1,000.00	1,003.30	0.33%	0.41%	2.07
Short Bond	1,000.00	1,025.10	2.51%	0.47%	2.40
U.S. Government	1,000.00	1,028.80	2.88%	0.52%	2.66
GNMA	1,000.00	1,020.80	2.08%	0.50%	2.55
Core Bond	1,000.00	1,019.10	1.91%	0.46%	2.34
Opportunity Bond	1,000.00	1,020.60	2.06%	0.59%	3.00
High Income	1,000.00	1,001.90	0.19%	0.61%	3.08
Tax Exempt Bond	1,000.00	1,015.20	1.52%	0.50%	2.54
California Municipal Income	1,000.00	1,016.70	1.67%	0.50%	2.54
Value Leaders	1,000.00	1,020.30	2.03%	0.80%	4.07
Market Return	1,000.00	1,036.90	3.69%	0.45%	2.31
U.S. Growth Leaders	1,000.00	1,172.20	17.22%	0.93%	5.09
Global Short Bond	1,000.00	1,014.00	1.40%	0.57%	2.89
Global Fixed Income	1,000.00	1,020.50	2.05%	0.64%	3.26
Emerging Markets Bond	1,000.00	1,003.80	0.38%	0.80%	4.05
Annual Report     66

Hypothetical Expenses
The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2007 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2007	October 31, 2007	Return	Ratio	the Period

Cash Reserves Money Market	$1,000.00	$1,024.20	2.42%	0.20%	$1.02
Limited Maturity	1,000.00	1,023.14	2.31%	0.41%	2.09
Short Bond	1,000.00	1,022.84	2.28%	0.47%	2.40
U.S. Government	1,000.00	1,022.58	2.26%	0.52%	2.65
GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond	1,000.00	1,022.89	2.29%	0.46%	2.35
Opportunity Bond	1,000.00	1,022.23	2.22%	0.59%	3.01
High Income	1,000.00	1,022.13	2.21%	0.61%	3.11
Tax Exempt Bond	1,000.00	1,022.68	2.27%	0.50%	2.55
California Municipal Income	1,000.00	1,022.68	2.27%	0.50%	2.55
Value Leaders	1,000.00	1,021.17	2.12%	0.80%	4.08
Market Return	1,000.00	1,022.94	2.29%	0.45%	2.29
U.S. Growth Leaders	1,000.00	1,020.52	2.05%	0.93%	4.74
Global Short Bond	1,000.00	1,022.33	2.23%	0.57%	2.91
Global Fixed Income	1,000.00	1,021.98	2.20%	0.64%	3.26
Emerging Markets Bond	1,000.00	1,021.17	2.12%	0.80%	4.08
67     Paydenfunds

1.      Background
Both the Investment Company Act of 1940 and the terms of the investment advisory agreement between the investment adviser, Payden & Rygel, and The Payden & Rygel Investment Group (the “Trust”) with respect to its seventeen mutual funds (each a “Paydenfund” and collectively the “Paydenfunds”) require that the investment advisory agreement be approved annually both by a majority of the Trust’s Board of Trustees and by a majority of the independent Trustees voting separately. On June 18-19, 2007, the Funds’ Board of Trustees and the Board’s Audit Committee (the “Committee”) reviewed and considered the nature, extent and quality of the investment advisory services that the investment adviser provided under the Paydenfunds Agreement. At that time, the Board also reviewed and considered the nature, extent and quality of the non-advisory administrative services that the Funds’ administrator provided under the Management and Administration Agreement. (The investment adviser and the administrator together are referred to as the “Adviser,” and the investment advisory and administration agreements together are referred to as the “Paydenfunds Agreement.”) On June 18, 2007 the Board unanimously approved the Management Agreement with the Adviser for an additional one-year term through June 30, 2008. The Board’s approval followed the unanimous recommendation of the Committee, which is composed of all of the Board’s independent Trustees. The information, material facts and conclusions that formed the basis for the Committee’s recommendation and the Board’s subsequent approval are described below.
2.     Information Reviewed
Materials Reviewed. At its regular quarterly Board meetings during the course of the past year, the Board reviewed a wide variety of materials on the services that the Adviser provided, including information on each Paydenfund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by the Adviser to each Paydenfund. In addition, at the time of the annual review of the Agreement, the Committee requested and reviewed extensive materials regarding each Paydenfund’s investment results, advisory fee and expenses on a comparative basis, financial and profitability information regarding the Adviser, compliance monitoring and securities trading practices, and information on the personnel providing investment management and administrative services to each Paydenfund.
Review Process. Independent counsel to the independent Trustees and the Trust provided assistance and advice to the Committee on legal and industry standards. The Committee also met with the Adviser, and separately in a private session with independent counsel, to discuss the approval of the Paydenfunds Agreement. In ultimately deciding to recommend approval of the Paydenfunds Agreement, the Committee did not identify any single factor or a particular group of factors that in isolation controlled or dominated the review process. Finally, this summary describes the most important, but not all, of the factors considered by the Committee and the Board.
3.     Nature, Extent and Quality of Services
The Board and Committee considered various data and information regarding the nature, extent and quality of the services the Adviser provided each Paydenfund under the Paydenfunds Agreement during the past year. In particular, the Board and Committee considered information provided by the Adviser in response to a detailed set of requests for information by independent counsel, including among other things, information on the depth and quality of the Adviser’s investment process, the breadth, depth and quality of the Adviser’s investment professionals providing services to each Paydentfund, the experience, capability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel and to maintain and enhance its resources and information technology systems. The Board and Committee further considered the Adviser’s commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Further, they took into account the administrative, distribution and shareholder services that the Adviser provided each Paydenfund. The Board and Committee concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Paydenfund, and they also concluded that the overall quality of these services was satisfactory.
Annual Report    68

4.      Investment Results
At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any underperforming Paydenfunds. In addition, as a part of the annual review of the Paydenfunds Agreement, the Board and Committee specifically reviewed each Paydenfund’s performance for the one-, three-, five-, ten-year or since inception periods, as applicable, ended March 31, 2007, as shown in a report prepared by Lipper, Inc. ( “Lipper”), compared to the performance of comparable mutual funds (the “Peer Group”) as selected by Lipper, as well as to each Paydenfund’s benchmark index. Lipper is an independent provider of investment company data retained by the Trust for this purpose. The Board noted that twelve of the Paydenfunds performed competitively or better with the performance of its Peer Group. However, the performance of four of the Paydenfunds had lagged that of their Peer Groups for varying and different reasons. The Adviser, the Committee and Board extensively discussed the performance of each of these four Paydenfunds and the reasons for the particular performance issues. The Adviser then detailed the particular steps it planned to take to improve the performance of each of these four Paydenfunds.
5.      Advisory Fees and Total Expenses
The Board and the Committee reviewed information regarding each Paydenfund’s net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees. The Board and Committee also considered comparisons of those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund, as provided by Lipper. With respect to the advisory fees, the Board and Committee noted that these fees generally fell in the first or second quintile, with the first quintile representing the lowest fee level. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each of the Paydenfunds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.
With respect to the net operating expense ratio for each of the Paydenfunds, the Board and Committee noted that these expense ratios generally fell in the first quintile, representing the lowest expense ratio level.
Finally, the Board and Committee discussed whether there have been economies of scale with respect to the management of the Paydenfunds, and if so, whether the Paydenfunds have benefited from them. The Board and Committee concluded that it was difficult to correlate such economies of scale Paydenfund by Paydenfund, but noted that it was likely such economies of scale are already accounted for in the comparatively low expense levels for each of the Paydenfunds, or through the existing fee and expense breakpoints.
6.      Adviser Profitability and Indirect Benefits
The Board and Committee reviewed information at the fund complex level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser, and reviewed the Adviser’s cost allocation methodology used to determine the profitability to the Adviser of providing services to the Funds. Based on the information received, the Board and Committee concluded that the profits earned by the Adviser did not appear excessive in view of the advisory, administrative and other services provided to the Funds. The Board and Committee further noted that the Adviser indirectly benefits from its advisory relationship with the Paydenfunds by its ability to more efficiently invest the assets of small, separately managed accounts in the Paydenfunds. In addition, the wide array of investment strategies offered by the Paydenfunds is an attractive investment alternative for small and mid-sized pension plans, foundations and the like. Finally, the availability of mutual funds enhances the Adviser’s business reputation and name recognition.
7.      Conclusions
After considering and weighing all of the information provided them, including the factors discussed above, the Board and Committee concluded that it would be in the best interests of each Paydenfund and its shareholders for the Trust to approve renewal of the Paydenfunds Agreement for another year.
69     Paydenfunds

	Position	Year	Principal Occupation(s)	Fund	Other Directorships
Name & Address	with Fund	Elected	Past 5 Years	Series	Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All	Trustee, The Metzler/Payden Investment Group

James Clayburn LaForce, Jr.	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group; Trustee, Advisors Series Trust; Director, Arena Pharmaceuticals, Inc.

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	All	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	All	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	All	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	All

Yor Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	All

Bradley F. Hersh	Vice President and Treasurer	1998	Vice resident and Treasurer, Payden & Rygel	All

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	All
Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.
Annual Report     70

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71     Paydenfunds

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Annual Report     72

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73     Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS
Cash Reserves Money Market Fund (PBHXX)
Limited Maturity Fund (PYLMX)
Short Bond Fund (PYSBX)
U.S. Government Fund (PYUSX)
GNMA Fund (PYGNX)
Core Bond Fund (PYCBX)
Opportunity Bond Fund (PYOBX)
High Income Fund (PYHRX)

TAX EXEMPT FUNDS
Tax Exempt Bond Fund (PYTEX)
California Municipal Income Fund (PYCRX)

U.S. EQUITY FUNDS
Value Leaders Fund (PYVLX)
Market Return Fund (PYMRX)
U.S. Growth Leaders Fund (PUGLX)

GLOBAL BOND FUNDS
Global Short Bond Fund (PYGSX)
Global Fixed Income Fund (PYGFX)
Emerging Markets Bond Fund (PYEMX)

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN   800 572-9336   payden.com

PAYDEN/WILSHIRE

LONGEVITY FUNDS

ANNUAL REPORT

OCTOBER 31, 2007

Contents
•	President’s Letter

•	Management Discussion & Analysis

•	Portfolio Highlights & Investments

•	Statement of Assets & Liabilities

•	Statement of Operations

•	Statement of Changes in Net Assets

•	Notes to Financial Statements

•	Financial Highlights

•	Report of Independent Registered Public Accounting Firm

•	Fund Expenses

•	Approval of Investment Advisory Agreement

•	Trustees & Officers

President’s Letter
Dear Fellow Shareholders,
We are pleased to present you with the first report to shareholders for the Payden/Wilshire Longevity Funds. The Funds are designed to serve as a complete solution for retirement savings and are available in four maturity dates: 2010+, 2020+, 2030+ and 2040+. Simply by selecting the fund that most closely corresponds to your retirement date, investors benefit from a fully diversified investment portfolio that evolves as you age.
The Payden/Wilshire Longevity Funds offer investors an asset allocation approach more sensitive to the uncertainties and risks faced throughout an investor’s lifetime. These include longevity risk, or the risk of outliving one’s assets, withdrawals and inflation. Each Fund is fully diversified with a healthy mix of domestic and international securities across a wide range of asset classes and styles.
Our points of distinction:
•	Open investment architecture

•	Active asset allocation for a lifetime, not just in the early years but up to and through retirement

•	Use of an independent sub-advisor — Wilshire Funds Management, a business unit of Wilshire Associates, serves as sub-advisor responsible for construction of the portfolios, including asset allocation, selection of the underlying investments and the ongoing adjustments to the glide path
Our four target date funds launched on June 28, 2007. Although the fund family is new, the Longevity Funds rest on a strong foundation. The Payden/Wilshire relationship draws upon the relative strengths of both Payden & Rygel and Wilshire Funds Management, providing investors with a true one-step solution backed by global investment management capabilities, long-term investment perspective and leading quantitative investment analysis.
As shareholders in these new Funds, we wish to welcome you and assure you of our commitment to providing a comprehensive solution for retirement investing. We look forward to building a relationship and updating you with our progress in the future.
Best regards,

Joan A. Payden
Payden & Rygel

Management Discussion & Analysis
Each of the four Payden/Wilshire Longevity Funds commenced operations on June 28, 2007. The four month period ended October 31, 2007 was characterized by market volatility in both equity and fixed income sectors, as well as declining interest rates and a flight-to-quality triggered by concerns about the state of the U.S. sub-prime mortgage market. A credit meltdown unfolded in the bond market causing equity market volatility to spike as reports surfaced of rising delinquencies in sub-prime mortgages. The Federal Reserve Board stepped in and attempted to restore liquidity by cutting the overnight borrowing rate from 5.25% in September to 4.50% in October. Stocks did manage to rebound and establish new record highs in October, sparked by the interest rate cuts by the Federal Reserve Board and positive earnings growth mainly from the technology sector.
Each of the Payden/Wilshire Longevity Funds is a target maturity fund-of-funds comprised of equity and fixed income mutual funds, ETFs and individual securities. Each Fund outperformed its respective benchmark for the four month period from June 28, 2007, the date each Fund commenced operations, through October 31, 2007. Outperformance was due in each case both to positive sector selection, as well as underlying fund selection within its equity allocation. Each Fund’s fixed income allocations slightly underperformed relative to their Lehman Aggregate benchmark allocation. However, the Funds benefited from holdings in the large cap growth and international equity sectors relative to the holdings of the Dow Jones Wilshire 5000 Index benchmark allocation. Success stories include the Payden U.S. Growth Leaders Fund and the Vanguard Emerging Markets ETF.
The Payden/Wilshire Longevity Fund 2010+ returned 6.10% for the four month period from June 28, 2007, through October 31, 2007, and outperformed its blended benchmark, a 60/40 combination of the Dow Jones Wilshire 5000 Index and Lehman Aggregate Index, which returned 3.58% for the same period.
The Payden/Wilshire Longevity Fund 2020+ returned 6.10% for the four month period from June 28, 2007, through October 31, 2007. The Fund outperformed its blended benchmark, a 60/40 combination of the Dow Jones Wilshire 5000 Index and Lehman Aggregate Index, which returned 3.58% for the same period.
The Payden/Wilshire Longevity Fund 2030+ returned 6.60% for the four month period from June 28, 2007, through October 31, 2007, and outperformed its blended benchmark, an 80/20 combination of the Dow Jones Wilshire 5000 Index and Lehman Aggregate Index, which returned 3.49% for the same period.
The Payden/Wilshire Longevity Fund 2040+ returned 7.10% for the fiscal period June 28, 2007, through October 31, 2007. The Fund outperformed its blended benchmark, an 80/20 combination of the Dow Jones Wilshire 5000 Index and Lehman Aggregate Index, which returned 3.49% for the same period.

Payden/Wilshire Longevity Fund 2010+
This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date (2010) approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

Bonds	31%
Bond funds	12%
U.S. stock funds	37%
International stock funds	20%

100%
percent of value
This information is not part of the audited financial statements.
Schedule of Investments — October 31, 2007

Principal		Value
or Shares	Security Description	(000)
U.S. Treasury Inflation Indexed Notes (Cost-$581)(31%)
82,760	U.S. Treasury Inflation Indexed, 1.625%, 1/15/15	$80
93,402	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	93
74,381	U.S. Treasury Inflation Indexed, 2.00%, 1/15/16	74
123,619	U.S. Treasury Inflation Indexed, 2.00%, 1/15/26	120
72,175	U.S. Treasury Inflation Indexed, 2.375%, 1/15/17	74
80,829	U.S. Treasury Inflation Indexed, 3.375%, 4/15/32	100
63,029	U.S. Treasury Inflation Indexed, 4.25%, 1/15/10	66

		607

Exchange Traded Funds (Cost-$642)(34%)
315	iShares MSCI EMU Index Fund	40
459	iShares MSCI Pacific ex-Japan Index Fund (b)	83
2,225	iShares MSCI United Kingdom Index Fund	61
1,189	SPDR DJ Wilshire International Real Estate ETF	78
680	SPDR Russell/Nomura Prime Japan ETF	38
542	Vanguard Emerging Markets ETF	63
2,046	Vanguard Growth ETF	137
763	Vanguard Small-Cap Growth ETF	59
1,594	Vanguard Small-Cap Value ETF	115

		674

Mutual Funds (Cost-$676)(35%)
972	Metzler/Payden European Emerging Markets Fund	41
10,355	Payden Cash Reserves Money Market Fund *	10
16,096	Payden Global Fixed Income Fund *	144
7,851	Payden GNMA Fund *	76
16,015	Payden U.S. Growth Leaders Fund * (b)	181
17,382	Payden Value Leaders Fund *	246

		698

Total (Cost-$1,899) (a) (100%)		1,979
Liabilities in excess of Other Assets (-0%)		(4)

Net Assets (100%)		$1,975

*	Affiliated investments
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.
(a) Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$87
Unrealized depreciation	(7)

Net unrealized appreciation	$80

(b) Non-income producing security

See notes to the financial statements.

Payden/Wilshire Longevity Fund 2020+
This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date (2020) approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

Bonds	21%
Bond funds	14%
U.S. stock funds	42%
International stock funds	23%

100%
percent of value
This information is not part of the audited financial statements.
Schedule of Investments — October 31, 2007

Principal		Value
or Shares	Security Description	(000)
U.S. Treasury Inflation Indexed Notes (Cost-$379)(21%)
52,270	U.S. Treasury Inflation Indexed, 1.625%, 1/15/15	$51
59,642	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	59
50,286	U.S. Treasury Inflation Indexed, 2.00%, 1/15/16	50
79,619	U.S. Treasury Inflation Indexed, 2.00%, 1/15/26	77
47,429	U.S. Treasury Inflation Indexed, 2.375%, 1/15/17	48
53,886	U.S. Treasury Inflation Indexed, 3.375%, 4/15/32	67
40,784	U.S. Treasury Inflation Indexed, 4.25%, 1/15/10	43

		395

Exchange Traded Funds (Cost-$679)(37%)
305	iShares MSCI EMU Index Fund	39
557	iShares MSCI Pacific ex-Japan Index Fund (b)	101
3,590	iShares MSCI United Kingdom Index Fund	98
865	SPDR DJ Wilshire International Real Estate ETF	57
660	SPDR Russell/Nomura Prime Japan ETF	37
527	Vanguard Emerging Markets ETF	62
1,703	Vanguard Growth ETF	113
988	Vanguard Small-Cap Growth ETF	76
1,805	Vanguard Small-Cap Value ETF	130

		713

Mutual Funds (Cost-$761)(42%)
952	Metzler/Payden European Emerging Markets Fund	40
1,514	Payden Cash Reserves Money Market Fund *	2
3,668	Payden Core Bond Fund *	37
11,458	Payden Global Fixed Income Fund *	102
12,381	Payden GNMA Fund *	120
19,030	Payden U.S. Growth Leaders Fund * (b)	215
19,466	Payden Value Leaders Fund *	276

		792

Total (Cost-$1,819) (a) (100%)		1,900
Liabilities in excess of Other Assets (-0%)		(5)

Net Assets (100%)		$1,895

*	Affiliated investments
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.
(a) Unrealized appreciation ( depreciation ) of securities is as follows:

Unrealized appreciation	$89
Unrealized depreciation	(8)

Net unrealized appreciation	$81

(b) Non-income producing security.

See notes to the financial statements.

Payden/Wilshire Longevity Fund 2030+
This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date (2030) approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

Bonds	12%
Bond funds	12%
U.S. stock funds	47%
International stock funds	29%

100%
percent of value
This information is not part of the audited financial statements.
Schedule of Investments — October 31, 2007

Principal		Value
or Shares	Security Description	(000)

U.S. Treasury Inflation Indexed Notes (Cost-$339)(12%)
45,736	U.S. Treasury Inflation Indexed, 1.625%, 1/15/15	$44
51,765	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	52
44,000	U.S. Treasury Inflation Indexed, 2.00%, 1/15/16	44
72,286	U.S. Treasury Inflation Indexed, 2.00%, 1/15/26	70
42,274	U.S. Treasury Inflation Indexed, 2.375%, 1/15/17	43
48,029	U.S. Treasury Inflation Indexed, 3.375%, 4/15/32	59
37,076	U.S. Treasury Inflation Indexed, 4.25%, 1/15/10	39

		351

Exchange Traded Funds (Cost-$1,131)(43%)
896	iShares MSCI EMU Index Fund	114
981	iShares MSCI Pacific ex-Japan Index Fund (b)	178
7,373	iShares MSCI United Kingdom Index Fund	201
846	SPDR DJ Wilshire International Real Estate ETF	56
1,451	SPDR Russell/Nomura Prime Japan ETF	81
774	Vanguard Emerging Markets ETF	91
2,498	Vanguard Growth ETF	167
1,811	Vanguard Small-Cap Growth ETF	139
2,648	Vanguard Small-Cap Value ETF	190

		1,217

Mutual Funds (Cost-$1,198)(45%)
2,096	Metzler/Payden European Emerging Markets Fund	88
47,103	Payden Cash Reserves Money Market Fund *	47
5,382	Payden Core Bond Fund *	54
12,226	Payden Global Fixed Income Fund *	109
13,972	Payden GNMA Fund *	136
35,556	Payden U.S. Growth Leaders Fund * (b)	402
30,497	Payden Value Leaders Fund *	432

		1,268

Total (Cost-$2,668) (a) (100%)		2,836
Liabilities in excess of Other Assets (-0%)		(5)

Net Assets (100%)		$2,831

* Affiliated investments

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a) Unrealized appreciation ( depreciation ) of securities is as follows:

Unrealized appreciation	$173
Unrealized depreciation	(5)

Net unrealized appreciation	$168

(b) Non-income producing security

See notes to the financial statements.

Payden/Wilshire Longevity Fund 2040+
This fund of funds seeks a high level of total return with an increased level of current income and a decreased focus on capital appreciation as its target date (2040) approaches by investing in both debt and equity mutual funds, ETFs and individual securities.

Bond funds	7%
U.S. stock funds	56%
International stock funds	37%

100%
percent of value
This information is not part of the audited financial statements.
Schedule of Investments-October 31, 2007

Principal		Value
or Shares	Security Description	(000)

Exchange Traded Funds (Cost-$1,091)(53%)
870	iShares MSCI EMU Index Fund	$110
889	iShares MSCI Pacific ex-Japan Index Fund (b)	162
8,192	iShares MSCI United Kingdom Index Fund	223
658	SPDR DJ Wilshire International Real Estate ETF	43
1,504	SPDR Russell/Nomura Prime Japan ETF	84
802	Vanguard Emerging Markets ETF	94
3,236	Vanguard Growth ETF	216
1,690	Vanguard Small-Cap Growth ETF	130
1,470	Vanguard Small-Cap Value ETF	106

		1,168

Mutual Funds (Cost-$977)(47%)
2,173	Metzler/Payden European Emerging Markets Fund	92
29,177	Payden Cash Reserves Money Market Fund *	29
4,184	Payden Core Bond Fund *	42
3,564	Payden Global Fixed Income Fund *	32
6,518	Payden GNMA Fund *	63
31,592	Payden U.S. Growth Leaders Fund * (b)	357
29,628	Payden Value Leaders Fund *	420

		1,035

Total (Cost-$2,068) (a) (100%)		2,203
Liabilities in excess of Other Assets (-0%)		(8)

Net Assets (100%)		$2,195

*	Affiliated investments
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.
(a) Unrealized appreciation ( depreciation ) of securities is as follows:

Unrealized appreciation	$141
Unrealized depreciation	(6)

Net unrealized appreciation	$135

(b) Non-income producing security
See notes to the financial statements.

Statements of Assets & Liabilities
October 31, 2007

	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire
	Longevity	Longevity	Longevity	Longevity
	2010+	2020+	2030+	2040+
ASSETS:
Investments, at value(1)	$1,321,885	$1,148,251	$1,656,413	$1,259,541
Affiliated investments, at value(2)	657,182	751,554	1,179,657	942,947
Receivable for interest and dividends	3,984	2,824	2,718	372
Receivable from Advisor (Note 3)	34,397	34,107	37,108	35,177
Other assets	2,635	2,635	2,875	2,635

Total Assets	2,020,083	1,939,371	2,878,771	2,240,672

LIABILITIES:
Accrued expenses:
Investment sub-advisory fee (Note 3)	261	252	372	289
Administration fees (Note 3)	209	202	298	231
Distribution fee (Note 3)	436	421	620	482
Trustee fees and expenses	45	45	71	53
Other liabilities	44,134	43,872	46,628	44,934

Total Liabilities	45,085	44,792	47,989	45,989

NET ASSETS	$1,974,998	$1,894,579	$2,830,782	$2,194,683

NET ASSETS:
Paid in capital	$1,876,203	$1,796,248	$2,646,804	$2,049,288
Accumulated net investment income (loss)	6,473	5,395	2,914	(1,185)
Accumulated net realized gains (losses)	12,498	12,102	13,232	11,707
Net unrealized appreciation (depreciation) from investments	79,824	80,834	167,832	134,873

NET ASSETS	$1,974,998	$1,894,579	$2,830,782	$2,194,683

Outstanding shares of beneficial interest (unlimted shares authorized at $0.001 par value)	186,090	178,583	265,668	204,943

NET ASSET VALUE:
Net asset value and redemption price per share	$10.61	$10.61	$10.66	$10.71

(1) Investments, at cost	$1,261,061	$1,092,673	$1,544,639	$1,169,579
(2) Affililiated investments, at cost	$638,182	$726,298	$1,123,599	$898,036

See notes to financial statements.

Statements of Operations
Period ended October 31, 2007

	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire
	Longevity	Longevity	Longevity	Longevity
	2010+ (1)	2020+ (1)	2030+ (1)	2040+ (1)
INVESTMENT INCOME:
Interest income (Note 2)	$8,686	$6,046	$3,932
Dividends from investment companies	949	765	859	$861
Affilliated dividends from investment companies	3,126	4,479	4,982	3,328

Investment Income	12,761	11,290	9,773	4,189

EXPENSES:
Investment advisory fees (Note 3)	208	141	105
Sub-advisory fees	890	901	1,126	965
Administration fees (Note 3)	712	721	901	772
Custodian fees	3,496	3,096	3,095	3,099
Transfer agent fees	5,426	5,434	6,198	5,802
Registration	16,384	16,384	16,384	16,384
Trustee fees and expenses	66	66	92	74
Printing and mailing costs	5,868	5,901	8,201	6,556
Pricing	246	246	246
Legal fees	6,337	6,337	6,342	6,339
Accounting fees	13,333	13,333	13,333	13,333
Audit fees	26,885	26,885	26,885	26,885
Distribution fees	1,484	1,501	1,877	1,609
Other expenses	21	22	26	22

Gross Expenses	81,356	80,968	84,811	81,840
Expense subsidy (Note 3)	(75,068)	(75,073)	(77,952)	(76,466)

Net Expenses	6,288	5,895	6,859	5,374

Net Investment Income (Loss)	6,473	5,395	2,914	(1,185)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from affiliated investments	397	515	1,152	665
Net realized gains (losses) from investments	11,069	10,982	11,674	11,042
Change in net unrealized appreciation/depreciation from affiliated investments	19,001	25,256	56,059	44,911
Change in net unrealized appreciation/depreciation from investments	60,823	55,578	111,773	89,962
Reimbursement from affiliate for investment transactions	1,032	605	406

Net Realized and Unrealized Gains (Losses)	92,322	92,936	181,064	146,580

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$98,795	$98,331	$183,978	$145,395

(1) Fund commenced operations on June 28, 2007

See notes to financial statements.

Statements of Changes in Net Assets
 Period ended October 31, 2007

	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire
	Longevity	Longevity	Longevity	Longevity
	2010+ (1)	2020+ (1)	2030+ (1)	2040+ (1)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$6,473	$5,395	$2,914	$(1,185)
Net realized gains (losses) on investments	11,466	11,497	12,826	11,707
Change in net unrealized appreciation (depreciation)	79,824	80,834	167,832	134,873
Reimbursement from affiliate for investment transactions	1,032	605	406	—

Change in Net Assets Resulting from Operations	98,795	98,331	183,978	145,395

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gains from investments

Change in Net Assets from Distributions to Shareholders	—	—	—	—

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	1,876,203	1,796,248	2,646,804	2,049,288
Reinvestment of distributions
Cost of fund shares redeemed

Change in Net Assets from Capital Transactions	1,876,203	1,796,248	2,646,804	2,049,288

Total Change in Net Assets	1,974,998	1,894,579	2,830,782	2,194,683

NET ASSETS:
Beginning of period	—	—	—	—

End of period	$1,974,998	$1,894,579	$2,830,782	$2,194,683

Accumulated net investment income (loss)	$6,473	$5,395	$2,914	$(1,185)

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	—	—	—	—

Shares sold	186,090	178,583	265,668	204,943
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding	186,090	178,583	265,668	204,943

Outstanding shares at end of period	186,090	178,583	265,668	204,943

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	1,689,598	1,980,918	2,991,090	2,880,777
Sale of investments (excluding government)	388,928	550,190	719,336	854,188
Purchase of government securities	750,041	489,568	422,582	—
Sale of government securities	177,583	117,419	87,896	—

(1) Fund commenced operations on June 28, 2007

See notes to financial statements.

Notes to Financial Statements
October 31, 2007
1. Organization and Related Matters
The Payden & Rygel Investment Group (the “Group” or “P/W Longevity Funds” and “Paydenfunds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. The Group consists of twenty Funds. Four of which are referred to as the PW Longevity Funds and are contained in this report and sixteen of which are referred to as the Paydenfunds are contained in a separate annual report.
Each of the Funds has been classified as non-diversified.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation
Investments in mutual funds and ETFs are valued at their net asset values as reported by such companies.
Fixed income securities and other assets for which market quotations are readily available are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.
Fixed income or equity securities for which, for whatever reason, market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established by the Board of Trustees. In considering fair value of a security, one or more factors are taken into consideration depending on the underlying circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis using the effective interest method. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
Federal income Taxes
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.
Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return.
Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.
Affiliated Investment
Each of the Funds invests in other Paydenfunds, each an affiliated Fund. The Income earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

	Market Value				Market Value
Fund	June 28, 2007	Purchase	Sales	Dividends	October 31, 2007
P/W Longevity 2010+ Fund
Payden Cash Reserves	$0	$4,224,613	$4,214,258	$880	$10,355
Payden Global Fixed Income	0	142,169		641	143,419
Payden GNMA	0	109,329	34,913	1,605	76,316
Payden U.S. Growth Leaders	0	163,781			180,967
Payden Value Leaders	0	246,424			246,127
P/W Longevity 2020+ Fund
Payden Cash Reserves	0	3,955,471	3,953,957	903	1,514
Payden Core Bond	0	53,979	17,970	848	36,939
Payden Global Fixed	0	101,178		456	102,089
Payden GNMA	0	143,958	26,335	2,272	120,345
Payden U.S. Growth Leaders	0	193,395			215,033
Payden Value Leaders	0	275,608			275,634
P/W Longevity 2030+ Fund
Payden Cash Reserves	0	6,447,215	6,400,112	1,301	47,103
Payden Core Bond	0	79,335	26,151	1,076	54,194
Payden Global Fixed	0	107,958		487	108,930
Payden GNMA	0	158,680	25,192	2,118	135,812
Payden U.S. Growth Leaders	0	355,466			401,785
Payden Value Leaders	0	446,884	22,122		431,834
P/W Longevity 2040+ Fund
Payden Cash Reserves	0	5,497,080	5,467,902	1,179	29,178
Payden Core Bond	0	51,451	10,141	806	42,132
Payden Global Fixed	0	31,474		142	31,757
Payden GNMA	0	82,328	20,350	1,201	63,359
Payden U.S. Growth Leaders	0	317,252			356,992
Payden Value Leaders	0	428,876	12,838		419,529
Custodian Credits
The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations, if any.
Other
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.
3. Related Party Transactions
Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate of 0.10% for the passive fixed income assets over which it has day-to-day investment management responsibility.
Wilshire Associates (the “Sub-adviser”) provides day-to-day investment management to the Funds including asset allocation through its investment programs. Under the terms of the investment sub-advisory agreement, Wilshire Associates is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate of 0.15%.
Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees and indirect fees and expenses of each underlying fund and ETF, but exclusive of interest and taxes, will not exceed 1.40% of that Fund’s average daily net assets on an annualized basis.
Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and therefore is not recorded as a liability in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit. At October 31, 2007 the deferred expense subsidy was $75,068 for the PW Longevity 2010+ Fund, $75,073 for the PW Longevity 2020+ Fund, $77,952 for the PW Longevity 2030+ Fund, and $76,466 for the PW Longevity 2040+ Fund.
Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.12%.
The PW Longevity Funds have adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Funds, at an annualized rate of 0.25%.
Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.
Payden & Rygel reimbursed the P/W Longevity 2010+, P/W Longevity 2020+ and P/W Longevity 2030+ Funds $1,032, $605, and $406, respectively for a trading error.
4. Accounting Pronouncements
In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes
- an interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a “more-likely-than-not” threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets, results of operations and financial statement disclosures. As of October 31, 2007 the Funds do not believe that the adoption of FIN 48 will have a material impact on the financial statements.
In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (‘SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures. As of October 31, 2007 the Funds do not believe that the adoption of SFAS 157 will impact the amounts reported in the financial statements; however, additional disclosure may be required about the inputs used in valuation of financial securities.
5. Federal Income Taxes
For federal income tax purposes none of the Funds had capital loss carryforwards at October 31, 2007, nor did any Fund pay distributions during the fiscal year.
At October 31, 2007 net unrealized appreciation (depreciation) on investments for federal income tax purposes is as follows:

				Net Unrealized
	Cost of Investments	Gross Unrealized	Gross Unrealized	Appreciation
	Federal Income	Appreciation on	Depreciation on	(Depreciation) on
	Tax Purposes	Investments	Investments	Investments
P/W Longevity 2010+	$1,899,251	$86,687	$6,871	$79,816
P/W Longevity 2020+	1,818,971	88,786	7,952	80,834
P/W Longevity 2030+	2,668,917	172,685	5,532	167,153
P/W Longevity 2040+	2,067,717	140,880	6,109	134,771
At October 31, 2007 the components of accumulated earnings (deficit) for federal income tax purposes are as follows:

			Total
	Undistributed	Net Unrealized	Distributable
	Ordinary Income	Appreciation	Earnings
P/W Longevity 2010+	$18,979	$79,816	$98,795
P/W Longevity 2020+	17,497	80,834	98,331
P/W Longevity 2030+	16,825	167,153	183,978
P/W Longevity 2040+	10,624	134,771	145,395

Financial Highlights
 For a share outstanding during the period ended October 31, 2007

	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire	Payden/Wilshire
	Longevity	Longevity	Longevity	Longevity
	2010+ (1)	2020+ (1)	2030+ (1)	2040+ (1)
Net asset value — beginning of period	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment activities:
Net investment income	0.03	0.03	0.01	(0.01)
Net realized and unrealized gains (losses)	0.57	0.58	0.65	0.72
Reimbursement from affiliate for investment transactions	0.01	0.00 (4)	0.00 (4)

Total from investment activities	0.60	0.61	0.66	0.71

Distributions to shareholders:
From net investment income
From net realized gains

Total distributions to shareholders	0.00	0.00	0.00	0.00

Net asset value — end of period	$10.60	$10.61	$10.66	$10.71

Total return (2)	6.10%	6.10%	6.60%	7.10%

Ratios/supplemental data:
Net assets, end of period	$1,974,998	$1,894,579	$2,830,782	$2,194,683
Ratio of gross expense to average net assets (3)	13.70%	13.49%	11.34%	12.65%
Ratio of net expense to average net assets (3)	1.06%	0.99%	0.92%	0.84%
Ratio of investment income less gross expenses to average net assets (3)	(11.55%)	(11.60%)	(10.03%)	(12.00%)
Ratio of net investment income to average net assets (3)	1.09%	0.90%	0.39%	(0.19%)
Portfolio turnover rate (3)	31%	37%	34%	43%

(1) Fund commenced operations on June 28, 2007

(2) Not annualized

(3) Annualized

(4) Amount is less than $0.005

See notes to financial statements.

     Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of The Payden & Rygel Investment Group
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+, and Payden/Wilshire Longevity Fund 2040+ (the “Funds”), four separate portfolios comprising part of The Payden & Rygel Investment Group, as of October 31, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in The Payden & Rygel Investment Group as of October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
December 26, 2007

     Fund Expenses (unaudited)
     Understanding Your Fund’s Expenses
     Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.
     Actual Expenses
     The table below is useful in estimating actual expenses paid during the period June 28, 2007 (the Funds’ commencement date) through October 31, 2007. It uses the Fund’s actual return and expense ratio for the period (126/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

				Annual	Expenses
	Value	Value	Period	Expense	Paid During
	June 28, 2007	October 31, 2007	Return	Ratio	the Period
P/W Longevity Fund 2010+	$1,000.00	$1,061.00	6.10%	1.06%	$3.77
P/W Longevity Fund 2020+	1,000.00	1,061.00	6.10%	0.99%	3.52
P/W Longevity Fund 2030+	1,000.00	1,066.00	6.60%	0.92%	3.28
P/W Longevity Fund 2040+	1,000.00	1,071.60	7.10%	0.84%	3.00
     Hypothetical Expenses
     The table below is provided so that you can compare a Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio for the six-month period (184/365 days) ended October 31, 2007 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2007	October 31, 2007	Return	Ratio	the Period
P/W Longevity Fund 2010+	$1,000.00	$1,019.86	1.99%	1.06%	$5.40
P/W Longevity Fund 2020+	1,000.00	1,020.21	2.02%	0.99%	5.04
P/W Longevity Fund 2030+	1,000.00	1,020.57	2.06%	0.92%	4.69
P/W Longevity Fund 2040+	1,000.00	1,020.97	2.10%	0.84%	4.28

Approval of Investment Advisory Agreement
1. Background
Both the Investment Company Act of 1940 and the terms of the investment advisory agreement (the “Payden/Wilshire Agreement”) between the investment adviser, Payden & Rygel (the “Adviser”), the sub-adviser, Wilshire Associates Incorporated (“Wilshire”), and The Payden & Rygel Investment Group (the “Trust”) with respect to the four Payden/Wilshire Longevity Funds (each a “Payden/Wilshire Fund” and collectively the “Payden/Wilshire Funds”) require that the Payden/Wilshire Agreement be approved both by a majority of the Trust’s Board of Trustees (the “Board”) and by a majority of the independent Trustees voting separately. On March 18-19, 2007, the Board and the Board’s Audit Committee (the “Committee”) initially considered the Payden/Wilshire Agreement, reviewing the nature, extent and quality of the investment advisory services to be provided by the Adviser and Wilshire, and on March 19, 2007, the Board unanimously approved the Payden/Wilshire Agreement for a two-year term, which began with the commencement of operations for the four Payden/Wilshire Longevity Funds on June 29, 2007. The Board’s approval followed the unanimous recommendation of the Committee, which is composed of all of the Board’s independent Trustees. The information, material facts and conclusions that formed the basis for the Committee’s recommendation and the Board’s subsequent approval are described below.
2. Information Reviewed
Materials Reviewed. At the time of the initial review of the Payden/Wilshire Agreement, the Committee requested and reviewed extensive materials regarding Wilshire’s investment advisory experience, the proposed advisory fees and expenses on a comparative basis, financial and profitability information regarding Wilshire, compliance monitoring and securities trading practices, and information on the personnel providing investment management and administrative services to the Payden/Wilshire Longevity Funds.
Review Process. Independent counsel to the independent Trustees and the Trust provided assistance and advice to the Committee on legal and industry standards. The Committee also met with the Adviser and Wilshire, and separately in a private session with independent counsel, to discuss the approval of the Payden/Wilshire Agreement. In ultimately deciding to recommend approval of the Payden/Wilshire Agreement, the Committee did not identify any single factor or a particular group of factors that in isolation controlled or dominated the review process. Finally, this summary describes the most important, but not all, of the factors considered by the Committee and the Board.
3. Nature, Extent and Quality of Services
The Board and Committee considered various data and information regarding the nature, extent and quality of the services to be provided each Payden/Wilshire Fund by Wilshire under the Payden/Wilshire Agreement. In particular, the Board and Committee considered information provided by Wilshire in response to a detailed set of requests for information by independent counsel, including among other things, information on the depth and quality of Wilshire’s investment process, the breadth, depth and quality of Wilshire’s investment professionals providing services to the Payden/Wilshire Longevity Funds, the experience, capability and integrity of Wilshire’s senior management, the turnover rate of its key personnel, and the overall financial strength, stability and steady growth of Wilshire. They also considered Wilshire’s ability and commitment to attract and retain qualified personnel and to maintain and enhance its resources and information technology systems. The Board and Committee further considered Wilshire’s commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. The Board and Committee concluded that the nature and extent of the advisory services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Payden/Wilshire Funds.
4. Advisory Fees and Total Expenses
The Board and the Committee reviewed information regarding the proposed net operating expense ratio for each Payden/Wilshire Fund and its various components, including proposed advisory fees and non-management fees. The Board and Committee also considered comparisons of those fees and expenses to fee and expense information for a comparable set of mutual funds. With respect to both the proposed advisory fees and proposed net operating expense ratios for the Payden/Wilshire Funds, the Board and Committee concluded that they were competitive.
Finally, the Board and Committee discussed the issue of economies of scale with respect to the management of the Payden/Wilshire Funds. The Board and Committee concluded that it was difficult to correlate such economies of scale, but noted that it was likely such economies of scale are already accounted for in the expense levels for each of the Payden/Wilshire Funds, or through the existing fee and expense breakpoints.
5. Adviser Profitability and Indirect Benefits
The Board and Committee reviewed information at the fund complex level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser, and reviewed the Adviser’s cost allocation methodology used to determine the profitability to the Adviser of providing services to the Funds. Based on the information received, the Board and Committee concluded that the profits earned by the Adviser did not appear excessive in view of the advisory, administrative and other services provided to the Funds. Finally, the availability of mutual funds enhances the Adviser’s business reputation and name recognition.
6. Conclusions
After considering and weighing all of the information provided them, including the factors discussed above, the Board and Committee concluded that it would be in the best interests of each Payden/Wilshire Fund and its shareholders for the Trust to approve the Payden/Wilshire Agreement for an initial two-year term.

Trustees & Officers

	Position with	Year		Funds
Name and Address	Fund	Elected	Principal Occupation(s)	Series	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)
W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc,; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All	Trustee, The Metzler/Payden Investment Group

James Clayburn LaForce, Jr.	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All	Trustee, the Metzler/Payden Investment Group; Trustee, Advisors Series Trust; Director, Arena Pharmaceuticals, Inc.

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	All	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	All	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	All	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff	Interested Trustee	1992	Managing, Principal and Director, Payden & Rygel	All

Mary Beth Syal	Interested Trustee	2000	Managing, Principal and Director, Payden & Rygel	All

Officers (2) Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	All

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	All

Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel	All

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	All

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	All

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees

Important Information: The information contained in this report is intended for shareholders of the Payden/Wilshire Longevity Fund only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Payden/Wilshire Longevity Fund 2010+ (PWLLX)

Payden/Wilshire Longevity Fund 2020+ (PWLJX)

Payden/Wilshire Longevity Fund 2030+ (PWLHX)

Payden/Wilshire Longevity Fund 2040+ (PWLFX)

Payden/Wilshire Funds
333 South Grand Avenue
Los Angeles, California 90071
877 870-8877
paydenwilshire.com

ITEM 2. CODE OF ETHICS
Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
At its meeting on December 18, 2007, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Jr. and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees:
Fiscal year ending October 31, 2007: $503,350
Fiscal year ending October 31, 2006: $461,900
(b) Audit-Related Fees:
Fiscal year ending October 31, 2007: $0
Fiscal year ending October 31, 2006: $0
(c) Tax Fees — For preparation of the annual tax returns (state and Federal) for each Fund:
Fiscal year ending October 31, 2007: $96,820
Fiscal year ending October 31, 2006: $79,200
(d) All Other Fees:
Fiscal year ending October 31, 2007: $0
Fiscal year ending October 31, 2006: $0
(e)(l) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.
(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Aggregate Non-Audit Fees:
Fiscal year ending October 31, 2007: $96,820 Item 4(c))
Fiscal year ending October 31, 2006: $79,200 (Item 4(c))

(h) In the fiscal years ending October 31, 2007 and October 31, 2006, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included as a part of the report to shareholders filed under Item 1 of this report.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT           INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND            AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ Joan A. Payden

Joan A. Payden
Chairman and President
Date: December 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ Brian W. Matthews

Brian W. Matthews
Vice President and Chief Financial Officer
Date: December 28, 2007